PROSPECTUS                                                      June 30, 1997




                                PEGASUS FUNDS
                                 c/o NBD Bank
                               900 Tower Drive
                             Troy, Michigan 48098


                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350




      Pegasus Funds (the "Trust") is offering in this Prospectus Class I shares in the following six investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation; Equity; Bond; and Money Market. The Asset Allocation, Equity and Bond Funds are sometimes collectively referred to as "Non-Money Market Funds."

ASSET ALLOCATION FUNDS                        BOND FUND

The Managed Assets Conservative Fund          The Bond Fund
The Managed Assets Balanced Fund

EQUITY FUNDS                                  MONEY MARKET FUND

The Mid-Cap Opportunity Fund                  The Money Market Fund
The Growth and Value Fund


      By this Prospectus, Class I shares of each Fund are being offered without a sales charge to certain qualified employee benefit plans.

      This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information for the Money Market Fund and the Statement of Additional Information for the Non-Money Market Funds are dated April 30, 1997 and June 30, 1997, respectively, and both are incorporated by reference into this Prospectus in their entirety.

      Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


      HIGHLIGHTS................................................  i


      FUND EXPENSES ............................................ ii


      FINANCIAL HIGHLIGHTS......................................  3

      DESCRIPTION OF THE FUNDS.................................. 10


      HOW TO BUY SHARES......................................... 26

      HOW TO EXCHANGE SHARES...................................  28

      HOW TO REDEEM SHARES.....................................  28

      MANAGEMENT OF THE TRUST..................................  29

      DIVIDENDS AND DISTRIBUTIONS..............................  34

      TAXES....................................................  34

      PERFORMANCE INFORMATION..................................  35

      GENERAL INFORMATION......................................  38

      SUPPLEMENTAL INFORMATION................................. A-1

      DEBT RATINGS............................................. B-1

                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies


      Each Fund's investment objective is set forth on page 5 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds described in this Prospectus and in Class I shares of the following funds of the Trust which are also described in this Prospectus and whose shares are offered by a separate Prospectus ("Additional Pegasus Funds"): Equity Income Fund, Growth Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Equity Index Fund, International Equity Fund, Intermediate Bond Fund, Short Bond Fund, Income Fund, International Bond Fund and High Yield Bond Fund. The Funds and the Additional Pegasus Funds in which the Asset Allocation Funds invest are collectively referred to as the "Underlying Funds."


Investment Adviser


      First Chicago NBD Investment Management Company ("FCNIMCO") serves as each Fund's investment adviser ("Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds." Federated Investment Counseling ("Federated" or the "Sub-Adviser") serves as sub-adviser to the High Yield Bond Fund. The Sub-Adviser's fee is paid by FCNIMCO and not by the High Yield Bond Fund.


How To Buy Shares

      Class I shares are sold at net asset value with no sales charge to certain qualified benefit plans, among others. Investors purchasing Class I shares through their Eligible Retirement Plans (as defined under "How to Buy Shares") should contact such plans directly for appropriate instructions, as well as for information about conditions pertaining to the plans and any related fees. Class I shares may be purchased for an Eligible Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan.

      See "How to Buy Shares" on page 16 of this Prospectus.

How To Redeem Shares

      Generally, investors should contact their plan administrator for redemption instructions.

      See "How to Redeem Shares" on page 17 of this Prospectus.

                                FUND EXPENSES

      The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.


                                EXPENSE TABLE

Shareholder Transaction Expenses                   All Funds

Maximum Sales Charge
  Imposed on Purchases (as a
  percentage of offering price)                       None

Sales Charge on Reinvested
  Dividends                                           None

Maximum Deferred Sales
  Charge Imposed On Redemptions
  (as a percentage of the amount
  subject to charge)                                  None

Redemption Fees                                       None

Exchange Fees                                         None





ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)


                                              Management Fees                              Total Operating
                                              After Waivers    12b-1 Fees  Other Expenses(1)   Expenses(1)
                                              ---------------  ----------  --------------  ---------------
ASSET ALLOCATION FUNDS:

Managed Assets Conservative Fund (2)(3)          0.64             None          0.36%             1.00%
Managed Assets Balanced Fund (2)(3)              0.54             None          0.46%             1.00%

EQUITY FUNDS:
Mid-Cap Opportunity Fund                         0.60%            None          0.25%             0.85%
Growth and Value Fund (3)                        0.59%            None          0.26%             0.85%

BOND FUND:
Bond Fund                                        0.40%            None          0.21%             0.61%

MONEY MARKET FUND:
Money Market Fund                                0.29%            None          0.21%             0.50%


(1) Other Expenses and Total Operating Expenses: for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the

                                      ii




      Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class I shares of the Managed Assets
      Conservative, Managed Assets Balanced and Growth and Value Funds would have been 1.01%, 1.11% and 0.86%, respectively.



Examples


Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                   1 Year    3 Years    5 Years    10 Years
                                   ------    -------    -------    --------
Managed Assets Conservative Fund    $10       $32          $55       $123
Managed Assets Balanced Fund        $10       $32          $55       $123
Mid-Cap Opportunity Fund            $ 9       $27          $47       $105
Growth and Value Fund               $ 9       $27          $47       $105
Bond Fund                           $ 6       $20          $34       $ 76
Money Market Fund                   $ 5       $16          $28       $ 63


THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. THE EXAMPLES DO NOT REFLECT ANY FEES RELATED TO AN INVESTOR'S EMPLOYEE BENEFIT PLAN.

                                PEGASUS FUNDS


Asset Allocation Funds

      These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors:

      The Managed Assets Conservative Fund seeks to provide long-term total return; capital appreciation is a secondary consideration.

      The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

Equity Funds

      These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

      The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

      The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

Bond Fund

      This Fund will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Fund normally invests include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:

      The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

Money Market Fund

      This Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act:

      The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments described on page 10.

                             FINANCIAL HIGHLIGHTS


      The tables below provide supplementary information to the Funds' financial statements which are incorporated by reference in their Statements of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables, with respect to the Funds for the fiscal year ended December 31, 1996 and with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Growth and Value, Bond and Money Market Funds for the periods prior to December 31, 1995, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent auditors, whose report thereon is incorporated by reference in the Statements of Additional Information along with the financial statements. The table, with respect to the Managed Assets Conservative Fund for the fiscal period ended December 31, 1995, has been derived from the financial statements which have been audited by Ernst & Young LLP, such Fund's prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in annual reports to shareholders. The Statements of Additional Information and annual reports to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period




                                                      Net Realized
                                                      and             Distri-      Distri-
                          Net Asset                   Unrealized      butions      butions
                          Value            Net        Gains           from Net     from       Total     Net Asset
                          Beginning        Investment (Losses) on     Investment   Realized   Distri-   Value End  Total
                          of Period        Income     Investments     Income       Gains      butions   of Period  Return(b)
                          ---------        ------     ------------    ----------   --------   -------   ---------  ---------
Managed Assets Conservative Fund
1996                        $14.57         0.60         0.89          (0.59)        (0.09)    (0.68)      $15.38     10.43%
1995(a)                     $12.42         0.57         2.18          (0.57)        (0.03)    (0.60)      $14.57     22.55%++



                                                         Ratio
                                                         of Net
                                         Ratio of        Investment
                           Ratio of      Expenses        Income
                           Net           to Average      to Average
 Net Assets   Ratio of     Investment    Net Assets      Net Assets
 End of       Expenses     Income        (Excluding Fee  (Excluding Fee   Portfolio     Average
 Period       to Average   to Average    Waivers and     Waivers and      Turnover    Commission
 (000)        Net Assets   Net Assets    Reimbursements) Reimbursements)   Rate          Rate
 -----        ----------   ----------    --------------- ---------------   --------   ----------
$1,501          0.93%        3.89%          1.19%          3.63%            63.41%      $0.05
$1,294          0.77%+       5.12%+         1.22%+         4.66%+           8.23%++      ---

---------

(a) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995. (b) Total returns as presented do not include any applicable sales load or redemption charges.
+   Annualized.
++  Not annualized.






                             Net
                             Realized
                             and          Distri-    Distri-
        Net Asset            Unrealized   butions    butions
        Value     Net        Gains        from Net   from        Total        Net Asset
        Beginning Investment (Losses) on  Investment Realized    Distri-      Value End
        of Period Income     Investments  Income     Gains       butions      of Period
        --------- ---------- -----------  ---------  --------    -------      ---------
Managed Assets Balanced Fund

1996    $11.24    0.39        1.02         (0.38)    (0.68)      (1.06)         $11.59
1995    $ 9.53    0.35        1.83         (0.35)    (0.12)      (0.47)         $11.24
1994    $10.00    0.28       (0.48)        (0.27)     ----       (0.27)         $ 9.53


                                                                  Ratio
                                                                  of Net
                                                  Ratio of        Investment
                                      Ratio of    Expenses        Income
                                      Net         to Average      to Average
            Net Assets    Ratio of    Investment  Net Assets      Net Assets
            End of        Expenses    Income      (Excluding Fee  (Excluding Fee   Portfolio
 Total      Period        to Average  to Average  Waivers and     Waivers and      Turnover     Average
 Return(a)  (000)         Net Assets  Net Assets  Reimbursements) Reimbursements)  Rate Rate   Commission
 ---------  ----------    ----------  ----------  --------------- ---------------  ---------   ----------
 13.04%     $101,596         0.94%        3.28%     1.01%            3.21%           50.05%    $0.07
 23.18%     $ 83,638         0.91%        3.40%     1.09%            3.22%           31.76%     ----
(1.95)%     $ 45,999         0.85%        3.41%     1.56%            2.70%           37.49%     ----

---------


(a) Total returns as presented do not include any applicable sales load or redemption charges.







                                 Net
                                 Realized
                                 and            Distri-     Distri-    Distri-
        Net Asset                Unrealized     butions     butions    butions in
        Value        Net         Gains          from Net    from       Excess of       Tax
        Beginning    Investment  (Losses) on    Investment  Realized   Realized        Return of
        of Period    Income      Investments    Income      Gains      Gains           Capital
        ---------    ----------  -----------    ----------  --------   ----------      ---------
Mid-Cap Opportunity Fund

1996      $15.15      0.04        3.74           (0.04)        (1.28)      --             --
1995      $13.34      0.06        2.57           (0.06)        (0.76)      --             --
1994      $14.49      0.07       (0.54)          (0.07)        (0.49)     (0.02)         (0.10)
1993      $12.37      0.10        2.87           (0.10)        (0.75)      --             --
1992      $10.40      0.11        2.43           (0.11)        (0.46)      --             --
1991(a)   $10.00      0.09        0.43           (0.09)        (0.03)      --             --



                                                                Ratio of
                                                                Net
                                     Net Assets     Ratio of    Investment
Total    Net Asset                   End of         Expenses    Income       Portfolio   Average
Distri-  Value End    Total          Period         to Average  to Average   Turnover    Commission
butions  of Period    Return(b)     (000)           Net Assets  Net Assets   Rate        Rate
-------  ---------    ---------     -----------     ----------  ----------   ---------   ----------

(1.32)     $17.61         25.03%         $677,608       0.81%      0.24%      34.87%   $0.04
(0.82)     $15.15         19.88%         $579,094       0.89%      0.37%      53.55%     --
(0.68)     $13.34        (3.27)%         $460,673       0.90%      0.53%      37.51%     --
(0.85)     $14.49         24.01%         $311,688       0.86%      0.71%      33.99%     --
(0.57)     $12.37         24.56%         $161,312       0.84%      1.09%      34.44%     --
(0.12)     $10.40         8.92%+         $108,046       0.84%+     1.56%+     2.92%      --

---------

(a)   For the period June 1, 1991 (commencement of operations) to December
      31, 1991.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.








                                   Net
                                   Realized
                                   and           Distri-      Distri-      Distri-
        Net Asset                  Unrealized    butions      butions      butions in
        Value          Net         Gains         from Net     from         Excess of       Tax
        Beginning      Investment  (Losses) on   Investment   Realized     Realized        Return of
        of Period      Income      Investments   Income       Gains        Gains           Capital
        ---------      ----------  -----------   ----------   --------     ----------      ----------

Growth and Value Fund

1996        $13.16        0.18      2.36         (0.17)        (1.41)          --             --
1995        $10.67        0.21      2.76         (0.22)        (0.26)          --             --
1994        $11.16        0.23     (0.17)        (0.21)        (0.30)        (0.01)         (0.03)
1993        $10.51        0.20      1.24         (0.20)        (0.59)          --             --
1992        $ 9.86        0.22      0.75         (0.22)        (0.10)          --             --
1991(a)     $10.00        0.14     (0.14)        (0.14)          --            --             --


                                                                 Ratio of
                                                                 Net
                                         Net Assets  Ratio of    Investment
 Total    Net Asset                      End of      Expenses    Income       Portfolio  Average
 Distri-  Value End       Total          Period      to Average  to Average   Turnover   Commission
 butions  of Period       Return(b)     (000)        Net Assets  Net Assets   Rate       Rate

(1.58)      $14.12           19.35%       $733,632    0.80%      1.28%         43.21%   $0.04
(0.48)      $13.16           28.04%       $687,295    0.84%      1.73%         26.80%     --
(0.55)      $10.67            0.55%       $529,097    0.84%      2.07%         28.04%     --
(0.79)      $11.16           13.79%       $400,168    0.83%      1.84%         42.31%     --
(0.32)      $10.51            9.87%       $283,007    0.83%      2.20%         16.28%     --
(0.14)      $ 9.86           0.17%+       $238,086    0.85%+     2.65%+         0.94%     --


---------
(a) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.





                                Net
                                Realized
                                and          Distri-     Distri-
        Net Asset               Unrealized   butions     butions
        Value       Net         Gains        from Net    from         Total
        Beginning   Investment  (Losses) on  Investment  Realized     Distri-
        of Period   Income      Investments  Income      Gains        butions
        ---------   ------      -----------  ------      -----        -------
Bond Fund

1996     $10.45      0.68         (0.18)       (0.68)     ----        (0.68)
1995     $ 9.01      0.63          1.45        (0.64)     ----        (0.64)
1994     $10.32      0.61         (1.31)       (0.59)    (0.02)       (0.61)
1993     $10.25      0.76          0.38        (0.76)    (0.31)       (1.07)
1992     $10.55      0.83         (0.17)       (0.83)    (0.13)       (0.96)
1991(a)  $10.00      0.51          0.57        (0.51)    (0.02)       (0.53)




                                                  Ratio of
                                                  Net
                          Net Assets Ratio of     Investment
 Net Asset                End of     Expenses     Income      Portfolio
 Value End    Total     Period     to Average   to Average    Turnover
 of Period    Return(b) (000)      Net Assets   Net Assets    Rate
 ---------    --------- -----      ----------   ----------    --------

$10.27         5.08%      $757,627     0.66%     6.71%       24.92%
$10.45        23.75%      $485,851     0.74%     6.39%       41.91%
$ 9.01        (6.99)%     $395,116     0.74%     6.36%       75.67%
$10.32        11.39%      $455,786     0.73%     7.20%       111.52%
$10.25         6.56%      $312,366     0.73%     8.08%       90.45%
$10.55        18.45%+     $237,673     0.75%+    8.44%+      8.19%

---------


(a) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.






                Net Asset                Distributions
                Value       Net          from Net
                Beginning   Investment   Investment    Total
                of Period   Income       Income        Distributions
                ---------   ---------    ----------    -------------
Money Market Fund

1996(a)         $1.0000       0.0373       (0.0373)      (0.0373)




                      Ratio of    Ratio of
 Net                  Expenses    Net
 Asset                to          Investment    Net Assets
 Value                Average     Income to     End of
 End of     Total     Net         Average       Period
 Period     Return    Assets      Net Assets    (000)
 ------     ------    ------      ----------    -----



$1.0000     5.06%+    0.51%+       4.99%+      $1,715,313

---------


(a) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.
+    Annualized.


                           DESCRIPTION OF THE FUNDS

                                   General


      The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-seven investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only six portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (each a "Diversified Fund"). With respect to the Additional Pegasus Funds, the Equity Income, Growth, Small-Cap Opportunity, Intrinsic Value, Equity Index, Intermediate Bond, Short Bond , Income and High Yield Bond Funds are Diversified Funds and the International Equity and International Bond Funds are classified as non-diversified investment portfolios (each a "Non-Diversified Fund").


                      Investment Objectives and Policies


      The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information." A description of ratings ("Debt Ratings") is contained below and in the Statements of Additional Information.


Asset Allocation Funds

      In order to achieve its investment objective, each Asset Allocation Fund will typically invest its assets in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the fund's investments in those market segments and corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and target asset allocation ranges when it deems appropriate. The assets of each fund will be allocated among the Underlying Funds in accordance with its investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds, although, as deemed appropriate by the Investment Adviser, until the Managed Assets Balanced Fund is substantially invested in the Underlying Funds, it may purchase these underlying securities directly. The Investment Adviser currently expects that the Managed Assets Balanced Fund's transition to having substantially all of its assets invested in the Underlying Funds will be gradual.

      In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money
Market Fund and directly in short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, or its agencies or instrumentalities ("U.S. Government Obligations"), "high quality" money market instruments such as certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, reverse repurchase agreements, short-term obligations issued by the state and local governmental issuers which carry yields that are competitive with those of other types of high quality money market instruments, commercial paper, notes, other short-term obligations and variable rate master demand notes of domestic and foreign issuers ("Cash Equivalent Securities").


      The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced Fund because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the Equity, Debt and Cash Equivalent market sectors within the following ranges:


                           Target Asset Allocation

Asset Allocation Fund    Equity                 Debt                   Cash Equivalent
---------------------    ------                 ----                   ---------------

Managed Assets           30% - 50%              50% - 70%                 0% - 20%
Conservative Fund

Managed Assets Balanced  50%- 70%               30% - 50%                 0% - 20%
Fund

Underlying Funds by    Equity Income Fund         Intermediate Bond    Money Market Fund
Category               Growth Fund                Bond Fund
                       Mid-Cap Opportunity Fund   Short Bond Fund
                       Small-Cap Opportunity Fund Income Fund
                       Intrinsic Value Fund       International Bond
                       Growth and Value Fund      Fund
                       Equity Index Fund          High Yield Bond Fund
                       International Equity Fund


      For more information on the Underlying Funds, see also the Statements of Additional Information and other sections in this Prospectus. You may request a Prospectus for the Additional Pegasus Funds by calling (800) 688-3350.

Equity Funds


      Each Equity Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in Equity Securities of foreign issuers, either directly or through Depository Receipts. Each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks; (2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower-rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. Under normal market conditions, each Equity Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard and Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff")(each a "Rating Agency")), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated.

      The Mid-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.

      The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.

Bond Fund


      The Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

      The Bond Fund will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes, to maintain liquidity, or in anticipation of otherwise investing cash positions, the Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 15% of the total assets of the Bond Fund may be invested in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. In addition, the Bond Fund may lend its portfolio securities, purchase preferred securities, purchase convertible securities and restricted securities, and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.


      The Debt Securities in which the Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, the Fund's ability to maximize total rate of return will be limited.


Money Market Fund


      The Money Market Fund invests in the following high quality "money market" instruments: (1) U.S. Government Obligations; (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof;
(3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable rate master demand notes, bonds, debentures and notes; and (6) repurchase agreements relating to the above instruments.

      The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.


      The Money Market Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include: (i) U.S. Government Obligations; (ii) securities that are rated (at the time of purchase) in the two highest categories for such securities by Rating Agencies; and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities.


      The Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Fund purchase any securities which are deemed to mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).

      For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Additional Pegasus Funds in Which the Asset Allocation Funds May
Invest


      In order to achieve its target asset allocation in the Equity and Debt market sectors, each Asset Allocation Fund will invest in the following Equity and Bond Funds (in addition to the Mid-Cap Opportunity, Growth and Value, and Bond Funds) which have adopted the same respective general investment policies described above under "Equity Funds" and "Bond Fund" (except as noted).


      The Equity Income Fund will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.

      The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.

      The Small-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the industry or the economy.

      The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

      The Equity Index Fund uses the Standard & Poor's Composite Stock Price Index ("S&P 500 Index) as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.

      The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the Index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

      The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighting in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.

      The International Equity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.

      The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

      The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the International Equity Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

      The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

      The Intermediate Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.

      The Short Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

      The Income Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

      The International Bond Fund will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors-- Foreign Securities" below.

      Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated A or better by a Rating Agency. The reminder of the International Bond Fund's assets may be invested in Debt Securities rated no lower than B by a Rating Agency. The Fund also may invest in Debt Securities which, while not rated, are determined by the Investment Adviser to be of comparable quality to those rated securities in which the Fund may invest.


       The High Yield Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality. Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. Certain fixed rate obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. The Fund may invest up to 10% of its total assets in Equity Securities (whether the equity securities are purchased in a unit offering or not); however, preferred and convertible securities are not subject to this limitation. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States. The Fund may invest 100% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers.


      Under normal market conditions, the High Yield Bond Fund will invest primarily in Debt Securities which are rated BBB or lower by a Rating Agency. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or hold securities in default. The High Yield Bond Fund may also invest in Debt Securities which, while not rated, are determined by the Sub-Adviser to be of comparable quality to those rated securities in which the Fund may invest. See "Risk Factors--Lower-Rated Securities."

Investment Limitations

      Each Fund and the Additional Pegasus Funds are subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund or Additional Pegasus Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund or Additional Pegasus Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statements of Additional Information under "Investment Objectives, Policies and Risk Factors."

      Each of the Funds and Additional Pegasus Funds may not:

      1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

      2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

      3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

      The Diversified Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.

      Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.

      Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Risk Factors

      General

      Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus, and the Statements of Additional Information.

      Equity Securities


      (Asset Allocation, All Equity and High Yield Bond Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.


      Debt Securities


      (All Funds and All Additional Pegasus Funds) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Many corporate debt obligations, including many lower-rated Debt Securities, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Debt Securities during periods of declining interest rates. In these cases, a fund would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the fund.


      Municipal Obligations


      (Asset Allocation and All Bond Funds only) These funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"). Investors should be aware that when a fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

      Payment on Municipal Obligations held by the funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.


      Lower-Rated Securities

     (Asset Allocation, All Equity, International Bond and High Yield Bond
Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff
(commonly known as junk bonds). Each Equity Fund is permitted to invest up to 5% of its respective net assets in lower-rated convertible securities. The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The High Yield Bond Fund will invest primarily in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, Fitch or Duff and unrated securities deemed by the Sub-Adviser to be comparable in quality at the time of purchase to instruments that are so rated. There is no minimal acceptable rating for a security to be purchased or held by the High Yield Bond Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.

      Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. The market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

      Securities rated below investment grade generally are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated below BBB or Baa by a Rating Agency are regarded as predominantly speculative; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated securities, including a fund's ability to sell securities in a market that may be less liquid than the market for higher rated securities, will adversely affect a fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.

      The Investment Adviser or Sub-Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. A fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's and Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See "Supplemental Information -- Risks Related to Lower-Rated Securities," "Debt Ratings" and the Appendix in the Statement of Additional Information for a general description of securities ratings.


      Foreign Securities

      (All Funds and All Additional Pegasus Funds) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may also be less liquid and more volatile than securities of comparable U.S. issuers.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

      Foreign Currency and Foreign Commodity Transactions


      (Asset Allocation, International Equity, International Bond and High Yield Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


      The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.

      Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

      Mortgage-Related Securities

      (Asset Allocation and All Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

      Derivative Instruments

      Each of the Funds and Additional Pegasus Funds may purchase certain "derivative instruments" in accordance with its respective investment objective and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).

      Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

      Special Risk Considerations Applicable to the Asset
Allocation Funds

      An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner.

There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Funds to reduce its allocation to that particular Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statements of Additional Information.

      Other Investment Considerations

      The classification of the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                              HOW TO BUY SHARES

General Information

      All orders to purchase shares must be made through your employer's qualified benefit plan. For more information on how to purchase shares of the Funds through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

      Class I shares are sold at net asset value to qualified retirement, profit-sharing or other employee benefit plans with plan assets of at least $100 million invested in shares of the Funds or other investment companies or accounts advised by NBD Bank ("NBD") or FCNIMCO ("Eligible Retirement Plans"), among others. Class I shares are not subject to an annual service fee, distribution fee or sales charge, although they are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class I shares.

      Share certificates will not be issued.

Net Asset Value

      As to each Fund, net asset value per Class I share is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.

      Non-Money Market Funds. The net asset value per Class I share of each Non-Money Market Fund for purposes of pricing and redemption orders is determined by the Investment Adviser as of the close of trading on the floor of the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern
Time) on each day the Exchange is open for business (a "Business Day") except: (i) those holidays which the Exchange observes (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Non-Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

      Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Non-Money Market Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."




      Money Market Fund. The net asset value per Class I share for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 3:00 p.m., Eastern Time, on each Business Day except: (i) those holidays which the Exchange, the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes at an Early Closing Time in which event the net asset value of the Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

     Shares of the Money Market Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held in deposit at a Federal Reserve Bank) are received by the Transfer Agent. If an investor does not remit Federal Funds, his or her payment must be converted into Federal Funds. This usually occurs within one Business Day of receipt of a bank wire and within two Business Days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

      The assets of the Money Market Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value will not vary.

                            HOW TO EXCHANGE SHARES

 Subject to any restrictions contained in your employer's qualified benefit plan, you may exchange Class I shares of the Funds at net asset value. Please contact your plan administrator for information on how to exchange your shares.

      No fees currently are charged shareholders directly in connection with exchanges although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The exchange privilege may be modified or terminated at any time upon notice to shareholders.


                             HOW TO REDEEM SHARES

General Information

      Subject to any restrictions imposed by your employer's qualified benefit plan, you may sell your shares through the plan to the Trust on any Business Day (as described under "How to Buy Shares"). For more information on how to redeem shares of the Funds through your employer's plan, including any charges that may be imposed by the plan, please consult your employer.

     An investor may request redemption of his or her shares by following instructions pertaining to his or her plan. It is the responsibility of the entity authorized to act on behalf of the investor's plan to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the Trust will redeem the shares at the next determined net asset value as described above. The Trust imposes no charges when shares are redeemed. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

      A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by SEC rules. The Funds will only redeem shares for which payment has been received.


                           MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

      The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statements of Additional Information.

Investment Adviser and Co-Administrators

      First Chicago NBD Investment Management Company ("FCNIMCO"), located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's and Additional Pegasus Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.

      FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's and Additional Pegasus Fund's investments, subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust. FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund and Additional Pegasus Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's and Additional Pegasus Fund's investment portfolio.




      Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's and Additional Pegasus Fund's daily net assets. The Funds' and the Additional Pegasus Funds' current contractual fees for advisory services for the fiscal year ended December 31, 1996 are set forth below.

                                                          Effective Rate for
                                      Current               Advisory Services
                                    Contractual              for Year Ended
                                 Advisory Fee Rate          December 31, 1996
                                 -----------------          -----------------
Asset Allocation Funds:
Managed Assets Conservative
  Fund                                   0.65%                    0.57%
Managed Assets Balanced Fund             0.65%                    0.61%

Equity Funds:
Equity Income Fund                       0.50%                    0.50%
Growth Fund                              0.60%                    0.60%
Mid-Cap Opportunity Fund                 0.60%                    0.60%
Small-Cap Opportunity Fund               0.70%                    0.70%
Equity Index Fund                        0.10%                    0.10%
Intrinsic Value Fund                     0.60%                    0.60%
Growth and Value Fund                    0.60%                    0.60%
International Equity Fund                0.80%                    0.80%

Bond Funds:
Intermediate Bond Fund                   0.40%                    0.40%
Bond Fund                                0.40%                    0.40%
Short Bond Fund                          0.35%                    0.35%
Income Fund                              0.40%                    0.40%
International Bond Fund                  0.70%                    0.13%
High Yield Bond Fund                     0.70%                     N/A

Money Market Fund:
Money Market Fund                        0.30%                    0.29%
                                    of the first
                                  $1 billion, 0.275%
                                 of next $1 billion,
                                  0.25% of amount
                                    in excess of
                                     $2 billion



      In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). To date the Funds have not made any such payments and have no current intention to do so.


      Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.


      The following persons are responsible for the day-to-day management of each of the Funds.

Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

Chris M. Gassen, First Vice President, and F. Richard Neumann, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice
President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity
Funds.  Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in
1986.

Jeffrey C. Beard, First Vice President, and Gary L. Konsler, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

Ricardo F. Cipicchio, First Vice President, and Mark M. Jackson, Vice President, are primarily responsible for the day-to-day management of the Income Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.

Richard P. Kost, First Vice President, and Clyde L. Carter, Jr.,
Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

Douglas S. Swanson, First Vice President, and Mr. Cipicchio are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in
1983.

Mr. Cipicchio and Christopher J. Nauseda, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.

      FCNIMCO and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") jointly serve as the Trust's Co- Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's and each Additional Pegasus Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's and each Additional Pegasus Fund's average daily net assets.


The Sub-Adviser

      Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, is the sub- adviser for the High Yield Bond Fund. Federated is a registered investment adviser and a subsidiary of Federated Investors. All of the Class A voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and a trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and a trustee of Federated Investors.

      Under the terms of the Sub-Advisory Agreement, Federated provides the day-to-day management of the High Yield Bond Fund's investments. Subject to the oversight and supervision of FCNIMCO and the Trust's Board of Trustees, Federated is responsible for making investment decisions for the High Yield Bond Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sale of Fund shares) and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.

      For its services, Federated is entitled to a monthly fee at the following annual rates (as a percentage of the High Yield Bond Fund's average daily net assets), which vary according to the level of assets: .50% on the first $30 million of average daily net assets, .40% on the next $20 million,
 .30% on the next $25 million, .25% on the next $25 million and .20% of the Fund's average daily net assets in excess of $100 million. The Sub- Adviser's fee is paid by FCNIMCO and not by the Fund.

      Mark E. Durbiano, Senior Vice President, and Constantine Kartsonas are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Durbiano joined Federated in 1982. Mr. Kartsonas joined Federated in 1994 as an Investment Analyst and has been an Assistant Vice President of an affiliate of the Sub-Adviser since January 1997. Mr. Kartsonas served as an Operations Analyst at Lehman Brothers from 1990-1993.

Distributor

      BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219- 3035, serves as the Trust's principal underwriter and distributor of its shares.

Transfer and Dividend Disbursing Agent and Custodian

      First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD conducts its custody services on behalf of the Trust at 900 Tower Drive, Troy, Michigan 48098.

Expenses


      All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, SEC fees, state Blue Sky registration fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, fees pursuant to agency, sub-transfer agency and service agreements, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Trust are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of the Funds.


      The imposition of the advisory fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.

                    DIVIDENDS AND DISTRIBUTIONS

      The Managed Assets Balanced, Mid-Cap Opportunity, and Growth and Value Funds declare and pay dividends from net investment income on a quarterly basis. The Managed Assets Conservative and Bond Funds declare and pay dividends from net investment income on a monthly basis.

      The Money Market Fund declares dividends from net investment income on each of its Business Days and pays dividends on a monthly basis. Shares begin accruing dividends on the Business Day on which the purchase order is effective. The earnings for Saturday, Sunday and holidays are declared as dividends on the preceding Business Day.

      Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value.


                               TAXES

      Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.

      Each Fund intends to distribute as dividends substantially all of its net income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders, who are not tax-exempt entities or tax-exempt shareholders, regardless of whether a distribution is received in cash or reinvested in additional shares. Dividends derived from net capital gains will be taxable to Fund shareholders, who are not tax-exempt entities or tax-exempt shareholders, as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares. Distributions by the Funds to employee benefit plans that qualify for tax-exempt treatment under federal income tax laws will not be subject to current taxation. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

                           PERFORMANCE INFORMATION

      From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. The yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

      In the case of the Asset Allocation Funds and the Bond Fund, "yield" refers to the income generated by an investment in the Fund over a thirty-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment.

      In the case of the Money Market Fund, "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

      The Non-Money Market Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

      Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Non-Money Market Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by employee benefit plans directly to their participants in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

Historical Performance Information

      Composite performance is set forth below for the Class I shares of the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited).

                                                        Average Annual Total Return
                                           --------------------------------------------------
                                           1 Year     5 Years     10 Years    Since Inception
                                           ------     -------     --------    ---------------
                                                                              (Inception Date)

ASSET ALLOCATION FUNDS*:
Managed Assets Conservative Fund*(1)       10.43%       N/A         N/A       17.95%(3/03/95)

Managed Assets Balanced Fund*              13.04%       N/A         N/A       10.90%(1/01/94)

EQUITY FUNDS:
Mid-Cap Opportunity Fund                   25.03%      17.48%       N/A       16.55%(6/01/91)

Growth and Value Fund                      19.35%      13.94%       N/A       12.40%(6/01/91)

BOND FUND:
Bond Fund                                   5.08%       7.50%       N/A        8.63%(6/01/91)

------------------
* During the periods noted, the Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

(1) Prior to September 21, 1996, the Managed Assets Conservative Fund had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income Fund. On September 21, 1996, the assets and liabilities of this Prairie Fund were transferred to the Managed Assets Conservative Fund of the Trust. Performance of the Managed Assets Conservative Fund for periods prior to March 3, 1995 is represented by the performance of the First Prairie Diversified Assets Fund. The Prairie Managed Assets Income Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund.


           For the seven day period ended December 31, 1996, the annualized yields and effective yields for the Class I shares of the Money Market Fund were 5.15% and 5.28%, respectively.

                             GENERAL INFORMATION


      The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-seven series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios or Series:

The Managed Assets Growth Fund        The High Yield Bond Fund
The Equity Income Fund                The Municipal Bond Fund
The Growth Fund                       The Intermediate Municipal Bond Fund
The Small-Cap Opportunity Fund        The Michigan Municipal Bond Fund
The Intrinsic Value Fund              The Treasury Money Market Fund
The Equity Index Fund                 The Municipal Money Market Fund
The International Equity Fund         The Michigan Municipal Money Market Fund
The Intermediate Bond Fund            The Cash Management Fund
The Short Bond Fund                   The U.S. Government Securities Cash
The Income Fund                          Management Fund
The International Bond Fund           The Treasury Prime Cash Management Fund

      Each Fund described herein and the Managed Assets Growth, Equity Income, Growth, Small-Cap Opportunity, Intrinsic Value, Equity Index, International Equity, Intermediate Bond, Short Bond, Income, International Bond, High Yield Bond, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. A sales person and any other person or institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different classes of shares in the Series. Each share has $.10 par value, represents an equal proportionate interest in the related fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Board of Trustees.


     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Fund


      As of May 31, 1997, FCN and its affiliates held of record approximately 33.12%, 64.81%, 67.94%, 66.65% and 21.32% of the outstanding shares of the
Managed Assets Balanced, Mid-Cap Opportunity, Growth and Value, Bond and Money Market Funds, respectively.


      Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.

      The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                     SUPPLEMENTAL INFORMATION


Ratings


      The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser or Sub-Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund and Additional Pegasus Fund will rely on the Investment Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. Obligations rated in the lowest of the top four rating categories (Baa by Moody's or BBB by S&P, Fitch or Duff) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.


Short-Term Investments

      Each Fund and each Additional Pegasus Fund may hold the types of Cash Equivalent Securities described under Asset Allocation Funds above.

U.S. Government Obligations

      U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

      Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations

      Bank obligations in which the Funds and the Additional Pegasus Funds may invest include certificates of deposit, time deposits, bankers' acceptances, fixed time deposits and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the funds may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

      Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the funds and

Additional Pegasus Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Certain Corporate Obligations

      Commercial paper in which the Funds and the Additional Pegasus Funds may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

Variable and Floating Rate Instruments

      Each Fund and Additional Pegasus Fund may invest in variable and floating instruments, including without limitation for each Fund and Additional Pegasus Fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

      The Money Market Fund may purchase rated and unrated variable and floating rate obligations that have stated maturities in excess of 13 months but, in any event, permit the fund to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

      The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of them if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments.
In the absence of an active secondary market, variable and floating rate instruments held by a fund will be subject to its limitation on illiquid investments. See "Illiquid Securities."

Repurchase and Reverse Repurchase Agreements


      To increase their income, each Fund and Additional Pegasus Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). None of the funds will enter into repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months provided the repurchase agreement itself matures in 13 months or less, the funds generally intend to enter into repurchase agreements which terminate within seven days after notice by them. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


      Each Fund and Additional Pegasus Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the price of the securities it is obligated to repurchase. Whenever a fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.

Lending Portfolio Securities

      To increase income or offset expenses, each of the Funds and Additional Pegasus Funds may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with their investment limitations described herein. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Government, its agencies or instrumentalities, some which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. In the event a fund is unable to recover the securities loaned in a particular transaction, it will promptly sell any collateral which bears a maturity exceeding 13 months. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's or Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks.


Zero Coupon Obligations and Pay-in-Kind Securities


      Each Fund and Additional Pegasus Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. The High Yield Bond Fund may invest in pay-in-kind securities which make periodic payments in the form of additional securities (as opposed to cash). Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser and Sub-Adviser will consider the liquidity needs of a fund when any investment in zero coupon obligations is made.

      Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.


When-Issued Purchases and Forward Commitments


      Each Fund and Additional Pegasus Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a when-issued basis or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. When a fund enters into such transactions, the Custodian will maintain in a segregated account cash or liquid portfolio securities equal to the amount of the commitment. The funds do not earn income with respect to these transactions until the subject securities are delivered to them. The funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only for the purposes of acquiring portfolio securities. Each fund's when- issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The funds do not earn income with respect to these transactions until the subject securities are delivered to them. They do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.


Foreign Securities


      Investments by the Funds and the Additional Pegasus Funds in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the funds may be subject to greater fluctuation in price than securities of domestic companies.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a fund changes investments from one country to another.


      Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a fund from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the funds will reduce their net income available for distribution to investors.

Depository Receipts


      All of the Asset Allocation and Equity Funds may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.


Supranational Bank Obligations

      The Funds and the Additional Pegasus Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Convertible Securities


      Each of the Funds and Additional Pegasus Funds other than the Money Market Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The High Yield Bond Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the High Yield Bond Fund invests in convertible securities irrespective of their ratings. This could result in the High Yield Bond Fund purchasing and holding, without limit, convertible securities rated below investment grade by a Rating
Agency.


Securities of Other Investment Companies

      Each of the Funds and Additional Pegasus Funds may invest in securities issued by open-end (and closed-end for all funds other than the Money Market
Fund) investment companies which principally invest in securities in which such fund invests. Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund's net assets with respect to any one investment company and (iii) 10% of the fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions, if any. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

Asset Backed Securities

      Asset Backed Securities acquired by the Funds and Additional Pegasus Funds other than the Money Market Fund consist of both mortgage and non-mortgage backed securities. Asset backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.

      The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the funds, the maturity of Asset Backed Securities will be based on estimates of average life.

      Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

      These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

      Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.

      CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The funds do not intend to purchase residual interests.

      Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC

Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

      The above-mentioned funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Stripped Government Obligations


      All of the Asset Allocation and Bond Funds, and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to changes in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.



Risks Related to Lower-Rated Securities

      The Asset Allocation, Equity, International Bond and High Yield Bond Funds may purchase lower-rated securities (commonly known as junk bonds). While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of a fund's shares, may be quite volatile.

      Relative Youth of Lower-Rated Securities' Market. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a fund's portfolio.

      Sensitivity to Interest Rate and Economic Changes. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing. If the issuer of a security defaults, a fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of securities as well as a fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      Liquidity and Valuation. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a fund, especially in a thinly traded market. Illiquid or restricted securities held by a fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.


      Congressional Proposals. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

Municipal and Related Obligations

      Municipal Obligations that may be acquired by each Asset Allocation and Bond Fund may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these funds currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.


      Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The Funds will only invest in rated municipal lease/purchase agreements.


      There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Stand-By Commitments

      Each of the Asset Allocation and Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A fund other than the Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Custodial Receipts and Certificates of Participation

      Each of the Asset Allocation, Bond and Money Market Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRS and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Options Transactions


      Each Non-Money Market Fund and Additional Pegasus Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.


      Each of the above-mentioned funds is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which it may invest. Each may write (i.e., sell) covered call option contracts on securities owned by it not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each of these funds also may purchase call options to enter into closing purchase transactions. Each also may write covered put option contracts to the extent of 25% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a fund is covered when, among other things, cash or liquid securities are placed in a segregated account with its custodian to fulfill the obligation undertaken.

      The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

      In addition, the Funds and Additional Pegasus Funds other than the Money Market Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Each of the above-mentioned funds may purchase and sell call and put options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices in an industry or market segment, rather than movements in the price of a particular stock.

Futures Contracts and Options on Futures Contracts

      Each Non-Money Market Fund and each Additional Pegasus Fund may enter into futures contracts and options on futures contracts. All of the Equity Funds may enter into stock index futures contracts and all of the Non-Money Market Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a fund engages in the use of futures and options on futures for other than bona fide hedging purposes, it may be subject to additional risk. Although none of these funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Transactions

      The Asset Allocation Funds, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

      Each of the above-mentioned funds also may maintain short positions in forward currency exchange transactions, which would involve an agreement to exchange an amount of a currency the fund did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive in the exchange.

Options on Foreign Currency

      The Asset Allocation, International Equity and International Bond Funds may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options Transactions" above and "Risks Associated with Futures, Options and Foreign Currency Transactions and Options," below.

Risks Associated with Futures, Options and Foreign Currency
Transactions and Options

      To the extent a Non-Money Market Fund or an Additional Pegasus Fund is engaging in a futures or options transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or options used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the fund involved varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.


      Successful use of futures and options also is subject to the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the fund involved has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.


      Although a fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" below. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses. If it is not possible, or the fund determines not, to close a futures position in anticipation of adverse price movements, the fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

      Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Interest Rate and Equity Index Swaps

      Each of the Non-Money Market and Additional Pegasus Funds may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds-Management Policies," in pursuit of its investment objective. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments may involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.

      The funds usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. If a fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. Each of these funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Non-Money Market Fund or an Additional Pegasus Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the relevant fund's risk of loss consists of the net amount of payments that such fund contractually is entitled to receive.

Restricted and Illiquid Securities


      The Non-Money Market Funds and the Additional Pegasus Funds will not invest more than 15% of the value of their respective net assets in securities that are illiquid and the Money Market Fund will not invest more than 10% of the value of its net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and with no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments, GICs and time deposits) that do not provide for payment to the funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.


      The Non-Money Market Funds and the Additional Pegasus Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

Portfolio Turnover


      Generally, the Non-Money Market Funds and the Additional Pegasus Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a fund may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with or in furtherance of the fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Fund turnover may also result in the realization of substantial net capital gains.


      Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.

                           DEBT RATINGS

Corporate Bond Ratings


Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA"--considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA"--judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A"--deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be somewhat more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Duff for corporate debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." The designation "B" indicates that the issue has only a speculative capacity for timely payment. The designation "C" indicates that the issue has a doubtful capacity for payment. Commercial paper rated "D" indicates that the issue is in payment default. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime 3" are considered to have an acceptable capacity for repayment. Moody's uses the designation "Not Prime" for issuers that do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.

The three highest rating categories of Duff for short-term debt are "D-1," "D-2" and "D-3." Duff employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.


Unrated Securities


Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

PROSPECTUS                                                      June 30, 1997

-----------------------------------------------------------------------------


                                PEGASUS FUNDS

                                 c/o NBD Bank
                               900 Tower Drive
                             Troy, Michigan 48098


                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350


-----------------------------------------------------------------------------

                  Pegasus Funds (the "Trust") is offering in this Prospectus Class A shares in the following eighteen investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation; Equity; Bond; and Money Market. The Asset Allocation, Equity and Bond Funds are sometimes collectively referred to as "Non-Money Market Funds."


ASSET ALLOCATION FUNDS                           BOND FUNDS

The Managed Assets Conservative Fund             The Intermediate Bond Fund
The Managed Assets Balanced Fund                 The Bond Fund
The Managed Assets Growth Fund                   The Short Bond Fund
                                                 The Income Fund
                                                 The International Bond Fund
EQUITY FUNDS                                     The High Yield Bond Fund

The Equity Income Fund                           MONEY MARKET FUND
The Growth Fund
The Mid-Cap Opportunity Fund                     The Money Market Fund
The Small-Cap Opportunity Fund
The Intrinsic Value Fund
The Growth and Value Fund
The Equity Index Fund
The International Equity Fund


                  By this Prospectus, Class A shares of each Fund are being offered without a sales charge to certain qualified employee benefit plans.

                  This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information for the Money Market Fund and the Statement of Additional Information for the Non-Money Market Funds are dated April 30, 1997 and June 30, 1997, respectively, and both are incorporated by reference into this Prospectus in their entirety.

                  Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

                  The High Yield Bond Fund's portfolio consists primarily of lower-rated corporate debt obligations, which are commonly referred to as "junk bonds." These lower-rated bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower- rated bonds are regarded as predominantly speculative with regard to each issuer's continuing ability to make interest and principal payments (i.e., the bonds are subject to the risk of default). In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for investment grade bonds. Purchasers should carefully assess the risks associated with an investment in the High Yield Bond Fund. See the sections of this Prospectus entitled "Risk Factors -- Lower-Rated Securities" and "Supplemental Information." The High Yield Bond Fund's sub-adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.


                  SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.


                  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


HIGHLIGHTS..............................................................    i

FUND EXPENSES...........................................................   ii

FINANCIAL HIGHLIGHTS....................................................    3

DESCRIPTION OF THE FUNDS................................................   21

HOW TO BUY SHARES.......................................................   31

HOW TO EXCHANGE SHARES..................................................   32

HOW TO REDEEM SHARES....................................................   33

MANAGEMENT OF THE TRUST.................................................   33

SHAREHOLDER SERVICES PLAN...............................................   36

DIVIDENDS AND DISTRIBUTIONS.............................................   37

TAXES...................................................................   37

PERFORMANCE INFORMATION.................................................   37

GENERAL INFORMATION.....................................................   41

SUPPLEMENTAL INFORMATION................................................  A-1

DEBT RATINGS............................................................  B-1

                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies


                  Each Fund's investment objective is set forth on pages 6
- 7 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds (collectively, the "Underlying
Funds").


Investment Adviser

                  First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to each of the Funds (the "Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds." Federated Investment Counseling ("Federated" or the "Sub-Adviser") serves as sub-adviser to the High Yield Bond Fund. The Sub-Adviser's fee is paid by FCNIMCO and not by the High Yield Bond Fund.




How To Buy Shares


                  Class A shares are sold at net asset value with no sales charge to certain qualified benefit plans, among others. Investors purchasing Class A shares through their Eligible Retirement Plans (as defined under "How to Buy Shares") should contact such plans directly for appropriate instructions, as well as for information about conditions pertaining to the plans and any related fees. Class A shares may be purchased for an Eligible Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan. Class A shares of each Fund are subject to a shareholder servicing fee.

                  See "How to Buy Shares" on page 21 of this Prospectus.


How To Redeem Shares


                  Generally, investors should contact their plan administrator for redemption instructions.

                  See "How to Redeem Shares" on page 22 of this Prospectus.

                                FUND EXPENSES

                  The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.


Expense Table

Shareholder Transaction Expenses                            All
                                                           Funds
----------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                      None

Sales Charge on Reinvested Dividends                       None

Maximum Deferred Sales Charge Imposed on Redemptions
  (as a percentage of the amount
  subject to charge)                                       None

Redemption Fees                                            None

Exchange Fees                                              None

Annual Fund Operating Expenses
(as a percentage of average daily net assets)

                                    Management Fees                                        Total Operating
                                     After Waivers     12b-1 Fees     Other Expenses(1)      Expenses(1)
----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund     0.64%(2)(3)          None          0.61%(2)(3)          1.25%(2)(3)
Managed Assets Balanced Fund         0.54%(2)(3)          None          0.71%(2)(3)          1.25%(2)(3)
Managed Assets Growth Fund           0.19%(2)(3)          None          1.06%(2)(3)          1.25%(2)

EQUITY FUNDS:
Equity Income Fund                   0.50%                None          0.45%                0.95%
Growth Fund                          0.60%                None          0.44%                1.04%
Mid-Cap Opportunity Fund             0.60%                None          0.50%                1.10%
Small-Cap Opportunity Fund           0.70%                None          0.47%                1.17%
Intrinsic Value Fund                 0.60%                None          0.46%                1.06%
Growth and Value Fund                0.59%(3)             None          0.51%(3)             1.10%(3)
Equity Index Fund                    0.10%                None          0.47%                0.57%
International Equity Fund            0.80%                None          0.57%                1.37%

BOND FUNDS:
Intermediate Bond Fund               0.40%                None          0.46%                0.86%
Bond Fund                            0.40%                None          0.46%                0.86%
Short Bond Fund                      0.33%(3)             None          0.49%(3)             0.82%(3)
Income Fund                          0.40%                None          0.47%                0.87%
International Bond Fund              0.44%(3)             None          0.65%(3)             1.09%(3)
High Yield Bond Fund                 0.25%(3)             None          0.97%(3)             1.22%(3)

MONEY MARKET FUND:
Money Market Fund                    0.29%                None          0.46%                0.75%

(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class A shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Growth and Value, Short Bond, International Bond and High Yield Bond Funds would have been 1.26%, 1.36%, 1.71%, 1.11%, 0.84%, 1.35% and 1.67%, respectively.

Example


Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                      1 Year     3 Years    5 Years   10 Years
                                      ------     -------    -------   --------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund       $13        $40         $69       $152
Managed Assets Balanced Fund           $13        $40         $69       $152
Managed Assets Growth Fund             $13        $40         N/A        N/A

EQUITY FUNDS:
Equity Income Fund                     $10        $30         $53       $117
Growth Fund                            $11        $33         $58       $128
Mid-Cap Opportunity Fund               $11        $35         $61       $135
Small-Cap Opportunity Fund             $12        $37         $65       $143
Intrinsic Value Fund                   $11        $34         $59       $130
Growth and Value Fund                  $11        $35         $61       $135
Equity Index Fund                      $ 6        $18         $32       $ 72
International Equity Fund              $14        $44         $75       $165

BOND FUNDS:
Intermediate Bond Fund                 $ 9        $28         $48       $106
Bond Fund                              $ 9        $28         $48       $106
Short Bond Fund                        $ 8        $26         $46       $102
Income Fund                            $ 9        $28         $48       $108
International Bond Fund                $11        $35         $60       $133
High Yield Bond                        $13        $39         N/A        N/A

MONEY MARKET FUND:
Money Market Fund                      $ 8        $24         $42       $ 93

                  THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE
CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. THE MANAGED ASSETS GROWTH FUND AND HIGH YIELD BOND FUND ARE NEW AND THE ABOVE FIGURES ARE BASED ON ADJUSTMENTS AND/OR EXPENSES EXPECTED TO BE INCURRED DURING THE FUNDS' CURRENT FISCAL YEAR. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. THE EXAMPLES DO NOT REFLECT ANY FEES RELATED TO AN INVESTOR'S EMPLOYEE BENEFIT PLAN.

                                PEGASUS FUNDS


Asset Allocation Funds

                  These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors.

                  The Managed Assets Conservative Fund seeks to provide long-term total return; capital appreciation is a secondary consideration.

                  The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

                  The Managed Assets Growth Fund seeks to achieve long-term total return; current income is a secondary consideration.

Equity Funds

                  These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

                  The Equity Income Fund seeks to provide income; capital appreciation and growth of earnings are secondary, but nonetheless important, goals. In seeking to achieve its objective, this Fund will invest primarily in income-producing Equity Securities of domestic issuers.

                  The Growth Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.

                  The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

                  The Small-Cap Opportunity Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with small capitalizations.

                  The Intrinsic Value Fund seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.

                  The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

                  The Equity Index Fund seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stock in the aggregate, as represented by the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index").

                  The International Equity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

Bond Funds

                  These Funds will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Funds normally invest include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:

                  The Intermediate Bond Fund seeks to maximize total rate of return while providing relative stability of principal by investing predominantly in intermediate-term Debt Securities. While the Fund may purchase securities with maturities or average lives of up to 15 years, during normal market conditions, its average portfolio maturity is expected to be between 3 and 6 years.

                  The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

                  The Short Bond Fund seeks to maximize total rate of return while providing relative stability of principal. While the Fund may purchase Debt Securities with maturities or average lives of up to 10 years, during normal market conditions, its average weighted portfolio maturity will be limited to a maximum of 3 years.

                  The Income Fund seeks to provide as high a level of current income as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

                  The International Bond Fund seeks both long-term capital appreciation and current income. In seeking to achieve its objective, the Fund will invest primarily in investment grade Debt Securities of foreign issuers.

                  The High Yield Bond Fund seeks high current income. In seeking to achieve its objective, the Fund will invest primarily in a diversified portfolio of fixed income securities which, under normal market conditions, are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality.



Money Market Fund

                   This Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act:

                  The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments described on page 17.

                             FINANCIAL HIGHLIGHTS


                  The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference into their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables for periods prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income and International Bond Funds have been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The tables for all Funds for the fiscal year ended December 31, 1996, and for periods prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Money Market Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent auditors, whose report thereon is incorporated by reference into the Statements of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. The table for the Managed Assets Growth Fund for the period ended March 31, 1997 is unaudited and has been derived from the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. The Statements of Additional Information and the annual report to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period



                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Conversion
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     to Class A
         of Period  Income     Investments    Income       Gains       butions     Shares
         ---------  ---------- -----------    ----------   --------    -------     ----------
Managed Assets Conservative Fund

1996      $14.54      0.56         0.89         (0.56)        (0.09)    (0.65)     ---
1995      $12.13      0.64         2.48         (0.68)        (0.03)    (0.71)     ---
1994      $13.11      0.73        (0.98)        (0.72)        (0.01)    (0.73)     ---
1993      $12.68      0.72         0.61         (0.72)        (0.18)    (0.90)     ---
1992      $12.56      0.79         0.26         (0.77)        (0.16)    (0.93)     ---
1991      $10.79      0.83         1.77         (0.83)         ---      (0.83)     ---
1990      $11.54      0.86        (0.54)        (0.88)        (0.19)    (1.07)     ---
1989      $10.66      0.88         1.10         (0.89)        (0.21)    (1.10)     ---
1988      $ 9.73      0.78         0.92         (0.74)        (0.03)    (0.77)     ---
1987      $10.75      0.70        (0.85)        (0.77)        (0.10)    (0.87)     ---



                                                                              Ratio
                                                                              of Net
                                                             Ratio of         Investment
                                                 Ratio of    Expenses         Income
                                                 Net         to Average       to Average
                        Net Assets   Ratio of    Investment  Net Assets       Net Assets
Net Asset               End of       Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Value End   Total       Period       to Average  to Average  Waivers and      Waivers and        Turnover     Commission
of Period   Return(a)   (000)        Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------   ---------   -----        ----------  ----------  ---------------  ---------------    ---------    ----------
$15.34      10.11%     $69,301       1.18%         3.64%          1.33%            3.49%          63.41%     $0.05
$14.54      26.40%     $51,997       1.17%         4.88%          1.54%            4.51%           8.23%     ---
$12.13      (1.92)%    $44,367       0.63%         5.77%          1.67%            4.73%          28.69%     ---
$13.11      10.70%     $51,586       0.39%         5.54%          1.65%            4.28%          16.40%     ---
$12.68       8.68%     $34,262       0.02%         6.24%          1.88%            4.38%          22.14%     ---
$12.56      24.87%     $14,038         --          7.04%          2.16%            4.88%          26.02%     ---
$10.79       2.94%     $ 8,950         --          7.71%          2.58%            5.13%          29.97%     ---
$11.54      19.08%     $ 7,407         --          7.74%          2.96%            4.78%          49.46%     ---
$10.66      17.78%     $ 5,890         --          7.38%          2.62%            4.76%          15.71%     ---
$ 9.73      (1.73)%    $ 4,989         --          6.61%          2.69%            3.92%          23.99%     ---

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.

                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Net Asset
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     Value End
         of Period  Income     Investments    Income       Gains       butions     of Period
         ---------  ---------- -----------    ----------   --------    -------     ---------
Managed Assets Balanced Fund
1996      $11.24      0.35          1.06      (0.34)       (0.68)      (1.02)      $11.63
1995      $ 9.53      0.35          1.83      (0.35)       (0.12)      (0.47)      $11.24
1994      $10.00      0.28         (0.48)     (0.27)          --       (0.27)      $ 9.53


                                                                Ratio
                                                                of Net
                                               Ratio of         Investment
                                   Ratio of    Expenses         Income
                                   Net         to Average       to Average
           Net Assets  Ratio of    Investment  Net Assets       Net Assets
           End of      Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Total      Period      to Average  to Average  Waivers and      Waivers and        Turnover     Commission
Return(a)  (000)       Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------  ----------  ----------  ----------  ---------------  ---------------    ---------    ----------
12.99%     $ 26,775    1.09%       3.13%         1.16%             3.06%            50.50%      $0.07
23.18%     $  9,986    0.91%       3.40%         1.09%             3.22%            31.76%         --
(1.95)%    $  8,168    0.85%       3.41%         1.56%             2.70%            37.49%         --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.

                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Net Asset
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     Value End
         of Period  Income     Investments    Income       Gains       butions     of Period
         ---------  ---------- -----------    ----------   --------    -------     ---------
Managed Assets Growth Fund
1997(a)   $10.08      0.05         (0.10)     (0.05)       --          (0.05)      $ 9.98
1996(b)   $10.00        --          0.08         --        --             --       $10.08


                                                                Ratio
                                                                of Net
                                               Ratio of         Investment
                                   Ratio of    Expenses         Income
                                   Net         to Average       to Average
           Net Assets  Ratio of    Investment  Net Assets       Net Assets
           End of      Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Total      Period      to Average  to Average  Waivers and      Waivers and        Turnover     Commission
Return(c)  (000)       Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------  ----------  ----------  ----------  ---------------  ---------------    ---------    ----------
(2.12)%+   $825        1.20%+       4.31%+        1.71%+            3.80%+          0.00%       $0.00
 0.80 %++  $ 75        1.20%+      (0.45)%+      (3.50)%+          (2.75)%+         0.00%       $0.00

------------
(a)      For the period January 1, 1997 through March 31, 1997 (unaudited).
(b) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+        Annualized.
++       Not annualized.

                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Net Asset
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     Value End
         of Period  Income     Investments    Income       Gains       butions     of Period
         ---------  ---------- -----------    ----------   --------    -------     ---------
Equity Income Fund
1996      $12.22      0.39         1.90       (0.38)          --       (0.84)      (1.22)        $13.29
1995(a)   $10.00      0.36         2.57       (0.36)       (0.01)      (0.34)      (0.71)        $12.22


                                                                Ratio
                                                                of Net
                                               Ratio of         Investment
                                   Ratio of    Expenses         Income
                                   Net         to Average       to Average
           Net Assets  Ratio of    Investment  Net Assets       Net Assets
           End of      Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Total      Period      to Average  to Average  Waivers and      Waivers and        Turnover     Commission
Return(b)  (000)       Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------  ----------  ----------  ----------  ---------------  ---------------    ---------    ----------
19.29%      $12,936     0.91%      3.29%         0.95%             3.25%            61.41%      $0.04
29.78%++    $ 2,873     1.11%+     3.33%+        1.44%+            2.99%+           44.07%++       --

---------------
(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+        Annualized.
++       Not annualized.

                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Net Asset
         Beginning  Investment (Losses) on    Investment   Realized    Distri-     Value End
         of Period  Income     Investments    Income       Gains       butions     of Period
         ---------  ---------- -----------    ----------   --------    -------     ---------
Growth Fund
1996      $11.97      0.05         1.04       (0.06)       (0.36)      (0.42)      $12.64
1995(a)   $10.00      0.11         2.86       (0.11)       (0.89)      (1.00)      $11.97


                                                                Ratio
                                                                of Net
                                               Ratio of         Investment
                                   Ratio of    Expenses         Income
                                   Net         to Average       to Average
           Net Assets  Ratio of    Investment  Net Assets       Net Assets
           End of      Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Total      Period      to Average  to Average  Waivers and      Waivers and        Turnover     Commission
Return(b)  (000)       Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------  ----------  ----------  ----------  ---------------  ---------------    ---------    ----------
20.10%     $23,273     1.04%       0.43%         1.07%             0.40%             61.95%     $0.02
29.98%++   $ 4,329     1.21%+      0.86%+        1.39%+            0.68%+           106.02%++      --

---------------
(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+        Annualized.
++       Not annualized.

                               Net                                     Distri-
                               Realized       Distri-      Distri-     butions
         Net Asset             and Unreal-    butions      butions     in Excess
         Value      Net        ized Gains     from Net     from        of Tax      Tax
         Beginning  Investment (Losses) on    Investment   Realized    Realized    Return of
         of Period  Income     Investments    Income       Gains       Gains       Capital
         ---------  ---------- -----------    ----------   --------    -------     ---------
Mid-Cap Opportunity Fund
1996      $15.15      0.02         3.74      (0.02)       (1.28)         --          --
1995      $13.34      0.06         2.57      (0.06)       (0.76)         --          --
1994      $14.49      0.07        (0.54)     (0.07)       (0.49)      (0.02)      (0.10)
1993      $12.37      0.10         2.87      (0.10)       (0.75)         --          --
1992(a)   $10.95      0.08         1.88      (0.08)       (0.46)         --          --

                                 Ratio of
                                 Net
                                 Net Assets  Ratio of    Investment
Total    Net Asset               End of      Expenses    Income          Portfolio    Average
Distri-  Value End    Total      Period      to Average  to Average      Turnover     Commission
butions  of Period    Return(b)  (000)       Net Assets  Net Assets      Rate         Rate
-------  ---------    ---------  ----------  ----------  ----------      ---------    ----------
(1.30)     $17.61      24.91%      $91,516     0.93%       0.12%         34.87%       $0.04
(0.82)     $15.15      19.88%      $71,858     0.89%       0.37%         53.55%          --
(0.68)     $13.34      (3.27)%     $64,326     0.90%       0.53%         37.51%          --
(0.85)     $14.49      24.01%      $53,977     0.86%       0.71%         33.99%          --
(0.54)     $12.37      27.93%      $ 5,111     0.85%+      1.05%+        34.44%+         --

---------------
(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+   Annualized.


                                     Net                        Distri-
                                     Realized and  Distri-      butions      Distri-
           Net Asset                 Unrealized    butions      in Excess    butions
           Value         Net         Gains         from Net     of Net       from      Total       Net Asset
           Beginning     Investment  (Losses) on   Investment   Investment   Realized  Distri-     Value End
           of Period     Income      Investments   Income       Income       Gains     butions     of Period
           ---------     ----------  -----------   ----------   ----------   --------  -------     ---------
Small-Cap Opportunity Fund
1996       $12.20       (0.02)        3.02             --          --       (1.50)       (1.50)     $13.70
1995(a)    $10.00        0.02         2.45          (0.02)         --       (0.25)       (0.27)     $12.20


                                                                   Ratio
                                                                   of Net
                                                  Ratio of         Investment
                                     Ratio of     Expenses         Income
                                     Net          to Average       to Average
             Net Assets  Ratio of    Investment   Net Assets       Net Assets
             End of      Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
Total        Period      to Average  to Average   Waivers and      Waivers and        Turnover      Commission
Return(b)    (000)       Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
---------    ----------  ----------  ----------   ---------------  ---------------    ---------     ----------
24.59%     $  6,697       1.13%        (0.29)%       1.24%       (0.40)%              93.82%       $0.05
24.80%++   $    672       1.25%+        0.19%+       2.56%+      (1.12)%+             38.89%++        --

---------
(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                      Net Real-
                                      ized and       Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from           Total
           Beginning     Investment   (Losses) on    Investment    Realized       Distri-
           of Period     Income       Investments    Income        Gains          butions
           ---------     ----------   -----------    ----------    --------       -------
Intrinsic Value Fund
1996      $11.89          0.28            2.50         (0.28)        (0.69)       (0.97)
1995      $10.48          0.29            2.24         (0.30)        (0.82)       (1.12)
1994      $11.05          0.31           (0.38)        (0.30)        (0.20)       (0.50)
1993      $10.40          0.29            1.23         (0.28)        (0.59)       (0.87)
1992(a)   $10.70          0.22            0.33         (0.21)        (0.64)       (0.85)


                                                  Ratio of
                                                  Net
                         Net Assets  Ratio of     Investment
 Net Asset               End of      Expenses     Income         Portfolio     Average
 Value End   Total       Period      to Average   to Average     Turnover      Commission
 of Period   Return(b)   (000)       Net Assets   Net Assets     Rate          Rate
 ---------   ---------   ----------  ----------   ----------     ---------     ----------
 $13.70      23.79%      $ 22,370      0.94%        2.16%         34.24%        $0.04
 $11.89      24.38%      $ 17,858      0.91%        2.49%         45.55%          --
 $10.48      (0.60)%     $ 15,730      0.91%        2.92%         58.62%          --
 $11.05      14.71%      $ 14,098      0.86%        2.67%         63.90%          --
 $10.40       6.82%      $  4,729      0.85%+       3.12%+        48.52%+         --

---------

(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.

                                     Net Real-
                                     ized and       Distri-        Distri-      Distribu-
           Net Asset                 Unrealized     butions        butions      tions in
           Value         Net         Gains          from Net       from         Excess of     Tax
           Beginning     Investment  (Losses) on    Investment     Realized     Realized      Return of
           of Period     Income      Investments    Income         Gains        Gains         Capital
           ---------     ----------  -----------    ----------     --------     --------      ---------
Growth and Value Fund
1996      $13.16         0.16           2.37         (0.16)         (1.41)        --             --
1995      $10.67         0.21           2.76         (0.22)         (0.26)        --             --
1994      $11.16         0.23          (0.17)        (0.21)         (0.30)     (0.01)         (0.03)
1993      $10.51         0.20           1.24         (0.20)         (0.59)        --             --
1992(a)   $10.16         0.17           0.45         (0.17)         (0.10)        --             --


                                                               Ratio of
                                                               Net
                                    Net Assets    Ratio of     Investment
Total     Net Asset                 End of        Expenses     Income        Portfolio    Average
Distri-   Value End   Total         Period        to Average   to Average    Turnover     Commission
butions   of Period   Return(b)     (000)         Net Assets   Net Assets    Rate         Rate
-------   ---------   ---------     ----------    ----------   ----------    ---------    ----------
 (1.57)     $14.12      19.24%       $ 59,027     0.91%         1.17%        43.21%       $0.04
 (0.48)     $13.16      28.04%       $ 49,872     0.84%         1.73%        26.80%          --
 (0.55)     $10.67       0.55%       $ 42,274     0.84%         2.07%        28.04%          --
 (0.79)     $11.16      13.79%       $ 29,467     0.83%         1.84%        42.31%          --
 (0.27)     $10.51       8.19%       $  4,338     0.83%+        2.49%+       16.28%+         --

---------
(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.



                                   Net Real-
                                   ized and       Distri-      Distri-       Distri-
           Net Asset               Unrealized     butions      butions       butions in
           Value       Net         Gains          from Net     from          Excess of       Total
           Beginning   Investment  (Losses) on    Investment   Realized      Realized        Distri-
           of Period   Income      Investments    Income       Gains         Gains           butions
           ---------   ----------  -----------    ----------   --------      ----------      -------
Equity Index Fund
1996     $14.15         0.30        2.85          (0.29)        (0.26)           --         (0.55)
1995     $10.65         0.30        3.65          (0.31)        (0.14)           --         (0.45)
1994     $11.15         0.31       (0.20)         (0.30)        (0.23)        (0.08)        (0.61)
1993     $10.52         0.28        0.75          (0.27)        (0.13)           --         (0.40)
1992(a)  $10.00         0.12        0.52          (0.12)           --            --         (0.12)


                                                 Ratio of
                                                 Net
                       Net Assets   Ratio of     Investment
Net Asset              End of       Expenses     Income        Portfolio     Average
Value End   Total      Period       to Average   to Average    Turnover      Commission
of Period   Return(b)  (000)        Net Assets   Net Assets    Rate          Rate
---------   ---------  ----------   ----------   ----------    ---------     ----------
$16.75      22.49%    $ 35,336       0.37%         1.89%       12.25%       $0.03
$14.15      37.35%    $  4,007       0.15%         2.39%       10.66%          --
$10.65       1.02%    $  1,197       0.17%         2.71%       24.15%          --
$11.15       9.77%    $    960       0.20%         2.59%       16.01%          --
$10.52      13.61%+   $    151       0.22%+        2.71%+       0.50%++        --

---------
(a)     For the period July 10, 1992 (inception) through December 31, 1992.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                     Net
                                     Realized and    Distri-
           Net Asset                 Unrealized      butions
           Value         Net         Gains           from Net      Total       Net Asset
           Beginning     Investment  (Losses) on     Investment    Distri-     Value End   Total
           of Period     Income      Investments     Income        butions     of Period   Return(a)
           ---------     ----------  -----------     ----------    -------     ---------   ---------
International Equity Fund
1996       $11.05        0.10           0.72          (0.10)        (0.10)      $11.77      7.50%
1995       $10.01        0.10           1.05          (0.11)        (0.11)      $11.05     11.47%


                                     Ratio of         Ratio of Net
                        Ratio of     Expenses         Investment
                        Net          to Average       Income to Average
 Net Assets Ratio of    Investment   Net Assets       Net Assets
 End of     Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
 Period     to Average  to Average   Waivers and      Waivers and        Turnover      Commission
 (000)      Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
 -----      ----------  ----------   ---------------  -----------------  ---------     ----------
 $ 10,836   1.23%        0.88%         1.23%             0.88%            6.37%         $0.07
 $    988   1.16%        1.43%         1.24%             1.35%            2.09%           --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.




                                      Net
                                      Realized and   Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from       Total
           Beginning     Investment   (Losses) on    Investment    Realized   Distri-
           of Period     Income       Investments    Income        Gains      butions
           ---------     ----------   ------------   ----------    --------   -------
Intermediate Bond Fund
1996      $10.37          0.64        (0.07)          (0.65)          --       (0.65)
1995      $ 9.21          0.59         1.16           (0.59)          --       (0.59)
1994      $10.41          0.56        (1.20)          (0.55)         (0.01)    (0.56)
1993      $10.28          0.59         0.26           (0.59)          0.13     (0.72)
1992(a)   $10.32          0.49         0.13           (0.49)         (0.17)    (0.66)


                                                    Ratio of
                                                    Net
                          Net Assets   Ratio of     Investment
Net Asset                 End of       Expenses     Income         Portfolio
Value End      Total      Period       to Average   to Average     Turnover
of Period      Return(b)  (000)        Net Assets   Net Assets     Rate
---------      ---------  ----------   ----------   ----------     ---------
$10.29          5.65%       $ 18,324      0.79%        6.17%         31.62%
$10.37         19.48%       $ 11,654      0.73%        5.98%         36.47%
$ 9.21         (6.31)%      $ 11,983      0.74%        5.73%         54.60%
$10.41          8.41%       $ 16,491      0.74%        5.44%         92.80%
$10.28         11.17%+      $  4,509      0.75%+       7.04%+        56.30%+

---------
(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                       Net
                                       Realized and    Distri-       Distri-
           Net Asset                   Unrealized      butions       butions
           Value         Net           Gains           from Net      from       Total
           Beginning     Investment    (Losses) on     Investment    Realized   Distri-
           of Period     Income        Investments     Income        Gains      butions
           ---------     ----------    -----------     ----------    --------   -------
Bond Fund
1996       $ 10.45         0.67          (0.18)        (0.67)          --         (0.67)
1995       $  9.01         0.63           1.45         (0.64)          --         (0.64)
1994       $ 10.32         0.61          (1.31)        (0.59)         (0.02)      (0.61)
1993       $ 10.25         0.76           0.38         (0.76)         (0.31)      (1.07)
1992(a)    $ 10.23         0.56           0.15         (0.56)         (0.13)      (0.69)




                                                    Ratio of
                                                    Net
                          Net Assets   Ratio of     Investment
 Net Asset                End of       Expenses     Income       Portfolio
 Value End   Total        Period       to Average   to Average   Turnover
 of Period   Return(b)    (000)        Net Assets   Net Assets   Rate
 ---------   ---------    ----------   ----------   ----------   ---------------
 $ 10.27       4.98%       $46,977        0.78%        6.59%         24.92%
 $ 10.45      23.75%++     $31,714        0.74%        6.39%         41.91%
 $  9.01      (6.99)%      $32,053        0.74%        6.36%         75.67%
 $ 10.32      11.39%+      $45,410        0.73%        7.20%        111.52%
 $ 10.25       9.59+       $ 9,392        0.74%+       8.12%+        90.45%+

---------
(a) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(b) Total returns as presented do not include any sales load or redemption charges.
+     Annualized.

                                   Net
                                   Realized and  Distri-      Distri-
           Net Asset               Unrealized    butions      butions
           Value       Net         Gains         from Net     from        Total     Net Asset
           Beginning   Investment (Losses) on    Investment   Realized    Distri-   Value End
           of Period   Income      Investments   Income       Gains       butions   of Period
           ---------   ----------  -----------   ----------   --------    -------   ---------
Short Bond Fund
1996        $10.23       0.55       (0.10)        (0.55)       (0.02)      (0.57)     $10.11
1995        $ 9.84       0.58        0.39         (0.58)        --         (0.58)     $10.23
1994(a)     $10.00       0.17       (0.16)        (0.17)        --         (0.17)     $ 9.84


                                                                     Ratio
                                                                     of Net
                                                   Ratio of          Investment
                                     Ratio of      Expenses          Income
                                     Net           to Average        to Average
           Net Assets   Ratio of     Investment    Net Assets        Net Assets
           End of       Expenses     Income        (Excluding Fee    (Excluding Fee   Portfolio
Total      Period       to Average   to Average    Waivers and       Waivers and      Turnover
Return(b)  (000)        Net Assets   Net Assets   Reimbursements)    Reimbursements)  Rate
---------  ----------   ----------   ----------   ---------------    ---------------  ---------
 4.45%    $  1,033        0.80%      5.35%            0.82%             5.33%         109.58%
10.07%    $    766        0.75%      5.74%            0.81%             5.68%          30.94%
 0.21%+   $    308        0.75%+     5.92%+           0.93%+            5.74%+         10.20%++

---------
(a) For the period September 17, 1994 (commencement of operations) through December 31, 1994.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+       Annualized.
++      Not annualized.


                                       Net
                                       Realized and    Distri-       Distri-
           Net Asset                   Unrealized      butions       butions
           Value         Net           Gains           from Net      from       Total    Conversion
           Beginning     Investment    (Losses) on     Investment    Realized   Distri-  to Class A
           of Period     Income        Investments     Income        Gains      butions  Shares
           ---------     ----------    -----------     ----------    --------   -------  ----------
Income Fund
1996       $ 8.18          0.41          (0.25)        (0.40)        (0.10)       (0.50)    --
1995(a)    $ 7.68          0.44           0.72         (0.44)        (0.22)       (0.66)    --
1995       $ 8.25          0.52          (0.57)        (0.52)          --         (0.52)    --
1994(b)    $ 8.36          0.47          (0.09)        (0.47)        (0.02)       (0.49)    --


                                                                                  Ratio
                                                                                  of Net
                                                                 Ratio of         Investment
                                                    Ratio of     Expenses         Income
                                                    Net          to Average       to Average
                          Net Assets   Ratio of     Investment   Net Assets       Net Assets
 Net Asset                End of       Expenses     Income       (Excluding Fee   (Excluding Fee    Portfolio
 Value End   Total        Period       to Average   to Average   Waivers and      Waivers and       Turnover
 of Period   Return(c)    (000)        Net Assets   Net Assets   Reimbursements)  Reimbursements)   Rate
 ---------   ---------    ----------   ----------   ----------   ---------------  ---------------   ---------
 $ 7.84        2.75%       $  8,798       0.84%        5.75%          0.90%          5.69%           103.93%
 $ 8.18       15.55%++     $  6,095       0.94%+       5.72%+         1.15%+         5.51%+          173.26%++
 $ 7.68       (0.45)%      $     69       0.04%        6.70%          2.78%          3.96%            71.65%
 $ 8.25        5.16%+      $     65         --         5.96%+         3.67%+         2.29%+           26.54%++

---------
(a) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(b) For the period March 5, 1993 (commencement of operations) through January 31, 1994.
(c) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.





                                    Net                           Distri-
                                    Realized and     Distri-      butions       Distri-
           Net Asset                Unrealized       butions      in Excess     butions
           Value        Net         Gains            from Net     of Net        from        Total
           Beginning    Investment  (Losses) on      Investment   Investment    Realized    Distri-
           of Period    Income      Investments      Income       Income        Gains       butions
           ---------    ----------  ------------     ----------   ----------    --------    -------
International Bond Fund
1996       $10.75       0.54            0.04           (0.54)        --           --        (0.54)
1995(a)    $10.00       0.98            1.10           (0.98)       (0.01)      (0.34)      (1.33)


                                                                                Ratio
                                                                                of Net
                                                                Ratio of        Investment
                                                  Ratio of      Expenses        Income
                                                  Net           to Average      to Average
                        Net Assets  Ratio of      Investment    Net Assets      Net Assets
  Net Asset             End of      Expenses      Income        (Excluding Fee  (Excluding Fee     Portfolio
  Value End   Total     Period      to Average    to Average    Waivers and      Waivers and       Turnover
  of Period   Return(b) (000)       Net Assets    Net Assets    Reimbursements)  Reimbursements)   Rate
  ---------   --------- ----------  ----------    ----------    ---------------  ---------------   ---------
   $10.79     5.62%      $ 2,006        1.15%         4.74%          1.94%           3.95%          97.82%
   $10.75    21.10%++    $   487        1.33%+        4.91%+         3.65%+          2.59%+         48.03%++

---------
(a) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(b) Total returns as presented do not include any applicable sales load or redemption charges.
+     Annualized.
++    Not annualized.


                                                     Distri-
           Net Asset                                 butions
           Value        Net         Total from       from Net     Total
           Beginning    Investment  Investment       Investment   Distri-
           of Period    Income      Operations       Income       butions
           ---------    ----------  ----------       ----------   -------
Money Market Fund
1996       $1.0000       0.0488        0.0488         (0.0488)     (0.0488)
1995       $1.0000       0.0549        0.0549         (0.0549)     (0.0549)
1994       $1.0000       0.0378        0.0378         (0.0378)     (0.0378)
1993       $1.0000       0.0281        0.0281         (0.0281)     (0.0281)
1992       $1.0000       0.0347        0.0347         (0.0347)     (0.0347)
1991       $1.0000       0.0579        0.0579         (0.0579)     (0.0579)
1990       $1.0000       0.0784        0.0784         (0.0784)     (0.0784)
1989       $1.0000       0.0877        0.0877         (0.0877)     (0.0877)
1988(a)    $1.0000       0.0730        0.0730         (0.0730)     (0.0730)


                        Ratio of        Ratio of Net         Net Assets
  Net Asset             Expenses        Investment Income    End of
  Value End   Total     to Average      to Average           Period
  of Period   Return    Net Assets      Net Assets           (000)
  ---------   ------    ----------      ----------------     -----------
$1.0000        4.99%      0.63%          4.87%                $  728,397
$1.0000        5.63%      0.51%          5.49%                $1,639,695
$1.0000        3.86%      0.47%          3.78%                $1,323,040
$1.0000        2.85%      0.49%          2.81%                $1,326,693
$1.0000        3.58%      0.52%          3.47%                $1,095,354
$1.0000        5.95%      0.50%          5.79%                $  775,521
$1.0000        8.14%      0.50%          7.84%                $  717,516
$1.0000        9.19%      0.51%          8.77%                $  446,466
$1.0000        7.55%+     0.49%+         7.30%+               $  250,182

---------
(a) For the period January 4, 1988 (commencement of operations) through December 31, 1988.
+    Annualized.

                           DESCRIPTION OF THE FUNDS

                                   General


                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-seven investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only eighteen portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (a "Diversified Fund") except for the International Equity and International Bond Funds, which are each classified as a non-diversified investment portfolio (the "Non-Diversified Funds").


                      Investment Objectives and Policies


                  The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information." A description of ratings ("Debt Ratings") is contained below and in the Statements of Additional Information.


Asset Allocation Funds

                  In order to achieve its investment objective, each Asset Allocation Fund will typically invest in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the fund's investments in those market segments and their corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and the target asset allocation ranges when it deems appropriate. The assets of each fund will be allocated among the Underlying Funds in accordance with the fund's investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds, although, as deemed appropriate by the Investment Adviser, until the Managed Assets Balanced Fund is substantially invested in the Underlying Funds, it may purchase these underlying securities directly. The Investment Adviser currently expects that the Managed Assets Balanced Fund's transition to having substantially all of its assets invested in the Underlying Funds will be gradual.

                  In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in the same types of underlying securities as are permissible investments for the Money Market Fund.

                  The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Growth Fund seeks to achieve long-term total return with current income a secondary consideration. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced and Managed Assets Growth Funds because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities relative to the other Asset Allocation Funds. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the equity, debt and cash equivalent market sectors within the following ranges:




                           Target Asset Allocation
--------------------------------------------------------------------------------------------------------------

    Asset Allocation Fund           Equity                            Debt                     Cash Equivalent
--------------------------------------------------------------------------------------------------------------
Managed Assets                     30% - 50%                        50% - 70%                     0% - 20%
Conservative Fund

Managed Assets                     50% - 70%                        30% - 50%                     0% - 20%
Balanced Fund

Managed Assets                     70% - 90%                        10% - 30%                     0% - 20%
Growth Fund

Underlying Funds by           Equity Income Fund                 Intermediate Bond Fund       Money Market Fund
Category                      Growth Fund                        Bond Fund
                              Mid-Cap Opportunity Fund           Short Bond Fund
                              Small-Cap Opportunity              Income Fund
                              Fund                               International Bond Fund
                              Intrinsic Value Fund               High Yield Bond Fund
                              Growth and Value Fund
                              Equity Index Fund
                              International Equity Fund






Equity Funds


                  The Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value and Equity Index Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. In addition, each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks;
(2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower-rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. The International Equity Fund also may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Equity Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Ratings Co. ("Duff") or ("each a "Rating Agency"), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated, and, in the case of the International Equity Fund, Debt Securities of foreign issuers, foreign governments and agencies.


                  The Equity Income Fund will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.

                  The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.

                  The Mid-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.

                  The Small-Cap Opportunity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in the industry or the economy.

                  The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

                  The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.

                  The Equity Index Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.

                  The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying Index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the Index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

                  The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighting in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.

                  The International Equity Fund intends to invest under normal market conditions at least 65% of the value of its total assets in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.

                  The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

                  The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

                  The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

Bond Funds

                  Each of the Bond Funds will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes, to maintain liquidity, or in anticipation of otherwise investing cash positions, each Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Funds with the exception of the International Bond Fund will be issued by companies or governmental entities located within the United States. Each Bond Fund, other than the International Bond Fund and High Yield Bond Fund, may invest up to 15% of its total assets in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The International Bond Fund may invest 100% of its total assets in investments in foreign issuers. The High Yield Bond Fund may invest 100% of its total assets in dollar denominated debt obligations (including Cash Equivalents) of foreign issuers. In addition, each Bond Fund may lend its portfolio securities, purchase preferred securities, purchase convertible securities and restricted securities, and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.

                  Other than the International Bond Fund and High Yield Bond Fund, the Debt Securities in which each Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, a Fund's ability to maximize total rate of return will be limited. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated A or better by a Rating Agency; and the remainder of its assets may be invested in Debt Securities rated no lower than B by a Rating Agency. Under normal market conditions, the High Yield Bond Fund will invest primarily in Debt Securities which are rated BBB or lower by a Rating Agency. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or hold securities in default. The International Bond Fund and High Yield Bond Fund may also invest in Debt Securities which, while not rated, are determined by the Investment Adviser or, in the case of the High Yield Bond Fund, the Sub-Adviser, to be of comparable quality to those rated securities in which the Fund may invest. See "Risk Factors--Lower-Rated Securities."


                  The Intermediate Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.

                  The Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

                  The Short Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

                  The Income Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

                  The International Bond Fund will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors--Foreign Securities" below.


                  The High Yield Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions are expected to be lower-rated corporate debt obligations or unrated obligations of comparable quality. Lower-rated or unrated bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative. Certain fixed rate obligations in which the Fund invests may involve equity characteristics. The Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. The Fund may invest up to 10% of its total assets in Equity Securities (whether the equity securities are purchased in a unit offering or not); however, preferred and convertible securities are not subject to this limitation. The Fund may invest up to 10% of its total assets in foreign securities which are not publicly traded in the United States.

Money Market Fund

                  The Money Market Fund invests in the following high quality money market instruments: (1) issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof; (3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; and (6) repurchase agreements relating to the above instruments.

                  The Money Market Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include: (i) U.S. Government Obligations; (ii) securities that are rated (at the time of purchase) in the two highest categories for such securities by Rating Agencies; and (ii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities.

                  The Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Fund purchase any securities which are deemed to mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).

                  For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.


Investment Limitations


                  Each Fund is subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statements of Additional Information under "Investment Objectives, Policies and Risk Factors."

                  Each of the Funds may not:


                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


                  The Diversified Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.


                  Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Risk Factors

                  General

                  Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus and the Statements of Additional Information.

                  Equity Securities

                  (Asset Allocation, Equity and High Yield Bond Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.

                  Debt Securities


                  (All Funds) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Many corporate debt obligations, including many lower-rated Debt Securities, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call Debt Securities during periods of declining interest rates. In these cases, a Fund would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

                  Municipal Obligations

                  (Asset Allocation and Bond Funds only) These funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"). Investors should be aware that when a fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the fund will be subject to the particular risks relating to such securities (including legal and economic conditions) to a greater extent than if its assets were not so concentrated.

                  Payment on Municipal Obligations held by the funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

                  Lower-Rated Securities

                  (Asset Allocation, Equity, International Bond and High
Yield Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities. The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The High Yield Bond Fund will invest primarily in debt securities rated Baa or lower by Moody's or BBB or lower by S&P, Fitch or Duff and unrated securities deemed by the Sub-Adviser to be comparable in quality at the time of purchase to instruments that are so rated. There is no minimal acceptable rating for a security to be purchased or held by the High Yield Bond Fund, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default.

                 Lower-rated securities will usually offer higher yields than investment grade securities. However, there is more risk associated with these investments because of reduced creditworthiness and increased risk of default. The market values of certain lower-rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

                  Securities rated below investment grade generally are subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated below BBB by S&P, Fitch or Duff or Baa by Moody's are regarded as predominantly speculative; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower-rated debt securities, including a fund's ability to sell such securities in a market that may be less liquid than the market for higher rated securities, will adversely affect the fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.

                  The Investment Adviser or Sub-Adviser will continually evaluate lower-rated securities and the ability of their issuers to pay interest and principal. A fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's and Sub-Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See "Supplemental Information--Risks Related to Lower-rated Securities," "Debt Ratings" and the Appendix in the Statement of Additional Information for a general description of securities ratings.

                  Foreign Securities

                  (All Funds) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers.


                  Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

                  Foreign Currency and Foreign Commodity Transactions

                  (Asset Allocation, International Equity, International Bond and High Yield Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

                  The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.

                  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

                  Mortgage-Related Securities

                  (Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

                  Derivative Instruments


                  Each Fund may purchase certain "derivative instruments" in accordance with their respective investment objectives and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).

                  Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


                 Special Risk Considerations Applicable to the Asset Allocation Funds

                 An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Fund to reduce its allocation to that Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statements of Additional Information.


                  Other Investment Considerations


                  The classification of the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non- Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.


                              HOW TO BUY SHARES

General Information


                  All orders to purchase shares must be made through your employer's qualified benefit plan. For more information on how to purchase shares of the Funds through your employer's plan or limitations on the amount that may be purchased, please consult your employer.

                  Class A shares are sold at net asset value to qualified retirement, profit-sharing or other employee benefit plans ("Eligible Retirement Plans"), among others. Class A shares are not subject to a distribution fee or sales charge, although they are subject to a shareholder servicing fee and their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class A shares. The annual service fee is at the rate of up to 0.25% of the value of the average daily net assets of Class A shares. See "Shareholder Services Plan."

                  Share certificates will not be issued.


Net Asset Value


                  As to each Fund, net asset value per Class A share is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The assets of each Asset Allocation Fund will eventually consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.

                  Non-Money Market Funds. The net asset value per Class A share of each Non-Money Market Fund for purposes of pricing and redemption orders is determined by the Investment Adviser as of the close of trading on the floor of the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern Time) on each day the Exchange is open for business (a "Business Day") except: (i) those holidays which the Exchange observes (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Non-Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

                  Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of

Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt
Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment
Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."


                  Money Market Fund. The net asset value per Class A share for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 3:00 p.m., Eastern Time, on each Business Day except: (i) those holidays which the Exchange, the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day); and
(ii) those Business Days on which the Exchange closes at an Early Closing Time in which event the net asset value of the Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

                 Shares of the Money Market Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held in deposit at a Federal Reserve Bank) are received by First Data Investor Services Group, Inc. (the "Transfer Agent"). If an investor does not remit Federal Funds, his or her payment must be converted into Federal Funds. This usually occurs within one Business Day of receipt of a bank wire and within two Business Days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

                  The assets of the Money Market Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value will not vary.


                            HOW TO EXCHANGE SHARES

                  Subject to any restrictions contained in your employer's qualified benefit plan, you may exchange Class A shares of the Funds at net asset value. Please contact your plan administrator for information on how to exchange your shares.

                  No fees currently are charged shareholders directly in connection with exchanges although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

                             HOW TO REDEEM SHARES

General Information


                  Subject to any restrictions imposed by your employer's qualified benefit plan, you may sell your shares through the plan to the Trust on any Business Day (as described under "How to Buy Shares"). For more information on how to redeem shares of the Funds through your employer's plan, including any charges that may be imposed by the plan, please consult your employer.

                  An investor may request redemption of his or her shares by following instructions pertaining to his or her plan. It is the responsibility of the entity authorized to act on behalf of the investor's plan to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the Trust will redeem the shares at the next determined net asset value as described above. The Trust imposes no charges when shares are redeemed. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

                  A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by SEC rules. The Funds will only redeem shares for which payment has been received.



                           MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

                  The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statements of Additional Information.

INVESTMENT ADVISER AND CO-ADMINISTRATORS


                  First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's
Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.


                  FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.


                  Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's daily net assets. Each Fund's current contractual fee for advisory services is set forth below.


                                                           Effective Rate for
                                           Current          Advisory Services
                                         Contractual         for Year Ended
                                      Advisory Fee Rate     December 31, 1996
                                      -----------------     -----------------

ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund             0.65%                 0.57%
Managed Assets Balanced Fund                 0.65%                 0.61%
Managed Assets Growth Fund                   0.65%                 0.14%

EQUITY FUNDS:
Equity Income Fund                           0.50%                 0.50%
Growth Fund                                  0.60%                 0.60%
Mid-Cap Opportunity Fund                     0.60%                 0.60%
Small-Cap Opportunity Fund                   0.70%                 0.70%
Equity Index Fund                            0.10%                 0.10%
Intrinsic Value Fund                         0.60%                 0.60%
Growth and Value Fund                        0.60%                 0.60%
International Equity Fund                    0.80%                 0.80%

BOND FUNDS:
Intermediate Bond Fund                       0.40%                 0.40%
Bond Fund                                    0.40%                 0.40%
Short Bond Fund                              0.35%                 0.35%
Income Fund                                  0.40%                 0.40%
International Bond Fund                      0.70%                 0.13%
High Yield Bond Fund                         0.70%                  N/A

MONEY MARKET FUND:
Money Market Fund                            0.30% of the first    0.29%
                                             $1 billion, 0.275%
                                             of next $1 billion,
                                             0.25% of amount in
                                             excess of $2 billion


                  In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). To date the Funds have not made any such payments and have no current intention to do so.


                  Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.

                  The following persons are responsible for the day-to-day management of each of the Funds.

Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day- to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

Chris M. Gassen, First Vice President, and F. Richard Neumann, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.

Jeffrey C. Beard, First Vice President, and Gary L. Konsler, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

Ricardo F. Cipicchio, First Vice President, and Mark M. Jackson, Vice President, are primarily responsible for the day-to-day management of the Income Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.

Richard P. Kost, First Vice President, and Clyde L. Carter, Jr., Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

Douglas S. Swanson, First Vice President, and Mr. Cipicchio are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.

Mr. Cipicchio and Christopher J. Nauseda, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.




                  Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser from continuing to perform investment advisory or custodial services for the Trust or require them to alter or discontinue the services they provide to shareholders.

                  If the Investment Adviser and its affiliated banks were prohibited from performing investment advisory or custodial services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve new agreements with another entity or entities qualified to perform such services and selected by the Board. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


                  FCNIMCO and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor" or "BISYS") jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.


THE SUB-ADVISER

                  Federated Investment Counseling, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222, is the sub-adviser for the High Yield Bond Fund. Federated is a registered investment adviser and a subsidiary of Federated Investors. All of the Class A voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and a trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and a trustee of Federated Investors.

                  Under the terms of the Sub-Advisory Agreement, Federated provides the day-to-day management of the High Yield Bond Fund's investments. Subject to the oversight and supervision of FCNIMCO and the Trust's Board of Trustees, Federated is responsible for making investment decisions for the High Yield Bond Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sale of Fund shares) and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.

                  For its services, Federated is entitled to a monthly fee at the following annual rates (as a percentage of the High Yield Bond Fund's average daily net assets), which vary according to the level of assets: .50% on the first $30 million of average daily net assets, .40% on the next $20 million, .30% on the next $25 million, .25% on the next $25 million and .20% of the Fund's average daily net assets in excess of $100 million. The Sub-Adviser's fee is paid by FCNIMCO and not by the Fund.


                  Mark E. Durbiano, Senior Vice President , and Constantine Kartsonas are primarily responsible for the day-to-day management of the High Yield Bond Fund. Mr. Durbiano joined Federated in 1982. Mr. Kartsonas joined Federated in 1994 as an Investment Analyst and has been an Assistant Vice President of an affiliate of the Sub-Advisor since January 1997. Mr. Kartsonas served as an Operations Analyst at Lehman Brothers from 1990-1993.


DISTRIBUTOR

                  BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN


                  First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD Bank ("NBD") , which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.



SHAREHOLDER SERVICES PLAN


                  Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A shares a fee at an annual rate of .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain banks, securities dealers, and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.


EXPENSES

All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs; taxes; interest; loan commitment fees; interest and distributions paid on securities sold short; brokerage fees and commissions, if any; fees of Board members; SEC fees; state Blue Sky registration fees; advisory fees; charges of custodians, transfer and dividend disbursing agents' fees; fees pursuant to agency, sub-transfer agency and service agreements; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining each Fund's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.

                  The imposition of the advisory fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.



                         DIVIDENDS AND DISTRIBUTIONS


                 The Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index and International Equity Funds declare and pay dividends from net investment income on a quarterly basis. The Bond Funds and the Managed Assets Conservative and Equity Income Funds declare and pay dividends from net investment income on a monthly basis.

                  The Money Market Fund declares dividends from net investment income on each of its Business Days and pays dividends on a monthly basis. Shares begin accruing dividends on the Business Day on which the purchase order is effective. The earnings for Saturday, Sunday and holidays are declared as dividends on the preceding Business Day.

                  Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value.


                                    TAXES

FEDERAL

                  Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.


                  Each Fund intends to distribute as dividends substantially all of its net income each year. Such dividends will be taxable as ordinary income to a Fund's shareholders, who are not tax-exempt entities or tax-exempt shareholders, regardless of whether a distribution is received in cash or reinvested in additional shares. Dividends derived from net capital gains will be taxable to Fund shareholders, who are not tax-exempt entities or tax-exempt shareholders, as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares. Distributions by the Funds to employee benefit plans that qualify for tax-exempt treatment under federal income tax laws will not be subject to current taxation.



                           PERFORMANCE INFORMATION


                  From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange.The yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

                 A Fund's "yield" refers to the income generated by an investment in a Fund over a thirty-day period for the Asset Allocation and Bond Funds identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment. In the case of the Money Market Fund, "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.


                  The Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Funds over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

                  The total return performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds includes performance of a common trust fund managed by FNBC which had substantially the same investment objective, policies, restriction and methodologies as its corresponding Fund for periods before such Fund's registration statement became effective. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had registered under the 1940 Act, performance may have been adversely affected.


                  Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Non-Money Market Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by employee benefit plans directly to their participants in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

HISTORICAL PERFORMANCE INFORMATION


                  Composite performance is set forth below for the Class A shares of the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited).

                                                  Average Annual Total Return
                                      ---------------------------------------------------
                                                                          Since Inception
                                      1 Year     5 Years    10 Years     (Inception Date)
                                      ------     -------    --------     ----------------

ASSET ALLOCATION FUNDS:
Managed Assets Conservative
Fund*(1)
                                      10.11%      10.28%        11.19%     11.66% (1/23/86)
-------------------------------------------------------------------------------------------
Managed Assets Balanced Fund*
                                      12.99%       N/A           N/A       10.88% (1/1/94)
-------------------------------------------------------------------------------------------
Managed Assets Growth Fund
                                       N/A         N/A           N/A         .50% (12/17/96)
-------------------------------------------------------------------------------------------
EQUITY FUNDS:
Equity Income Fund(1)
                                      19.28%       N/A           N/A       25.43% (1/27/95)
-------------------------------------------------------------------------------------------
Growth Fund(2)
                                      20.11%       N/A           N/A       25.98% (1/27/95)
-------------------------------------------------------------------------------------------
Mid-Cap Opportunity Fund
                                      24.91%       N/A           N/A       17.42% (5/1/92)
-------------------------------------------------------------------------------------------
Small-Cap Opportunity Fund(1)
                                      24.59%       N/A           N/A       25.71% (1/27/95)
-------------------------------------------------------------------------------------------
Intrinsic Value Fund
                                      23.80%       N/A           N/A       13.88% (5/1/92)
-------------------------------------------------------------------------------------------
Growth and Value Fund
                                      19.24%       N/A           N/A       13.96% (5/1/92)
-------------------------------------------------------------------------------------------
Equity Index Fund
                                      22.49%       N/A           N/A       16.56% (7/10/92)
-------------------------------------------------------------------------------------------
International Equity Fund
                                       7.50%       N/A           N/A        9.12% (12/3/94)
-------------------------------------------------------------------------------------------
BOND FUNDS:
Intermediate Bond Fund
                                       5.64%       N/A           N/A        6.86% (5/1/92)
-------------------------------------------------------------------------------------------
Bond Fund
                                       4.98%       N/A           N/A        8.20% (5/1/92)
-------------------------------------------------------------------------------------------
Short Bond Fund
                                       4.45%       N/A           N/A        6.31% (9/17/94)
-------------------------------------------------------------------------------------------
Income Fund(1)
                                       2.75%       N/A           N/A        5.73% (3/5/93)
-------------------------------------------------------------------------------------------
International Bond Fund(1)
                                       5.62%       N/A           N/A       13.60% (1/27/95)
-------------------------------------------------------------------------------------------

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

                                     -39-



(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Income and International Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond and Prairie International Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund for periods prior to March 3, 1995 is represented by the performance of the First Prairie Diversified Assets Fund . The Prairie Managed Assets Income Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund .
(2) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.


                  For the seven day period ended December 31, 1996, the annualized yields and effective yields for the Class A shares of the Money Market Fund were 4.90% and 5.02%, respectively.

                             GENERAL INFORMATION


                  The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-seven series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios: the Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market, Cash Management, U.S. Government Securities Cash Management, Treasury Cash Management, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds.

                  Each Fund described herein offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares:
Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.


                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Funds.


                  As of May 31, 1997, FCN and its affiliates held beneficially of record approximately 33.12%, 42.10%, 64.81%, 19.61%, 74.70%, 67.94%,
80.73%, 55.08%, 71.49%, 66.65%, 91.58%, 68.89% and 21.32% respectively of the outstanding shares of the Managed Assets Balanced, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond,
International Bond and Money Market Funds, respectively.


                  Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

                 No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION

Ratings


                  The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser or Sub-Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's or Sub-Adviser's judgment, analysis and experience in evaluating the assets of an issuer. Obligations rated in the lowest of the top four investment grade rating categories (Baa by Moody's or BBB by S&P, Fitch or Duff) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.


Short-Term Investments


                  Each Fund may hold the types of short-term U.S.
Government obligations described under "Investment Objectives and Policies--Asset Allocation Funds" above.


U.S. Government Obligations

                  U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

                  Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations


                  Bank obligations in which the Funds may invest include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.


                  Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.

                  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.


                  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.


                  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Certain Corporate Obligations


                  Commercial paper in which the Funds may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.


Variable and Floating Rate Instruments


                  Each Fund may invest in variable and floating rate instruments, including without limitation, for each Fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

                  The Money Market Fund may purchase rated and unrated variable and floating rate obligations that have stated maturities in excess of 13 months but, in any event, permit the fund to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

                  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds to dispose of them if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a fund's limitation on illiquid investments. See "Illiquid Securities."


Repurchase and Reverse Repurchase Agreements


                  To increase income, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Funds will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months provided the repurchase agreement itself matures in 13 months or less, the Funds generally intend to enter into repurchase agreements which terminate within seven days after notice by them. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                  Each Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.


Lending Portfolio Securities


                  To increase income or offset expenses, each Fund may lend portfolio securities to financial institutions such as banks and broker dealers in accordance with its investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular Fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's or Sub-Adviser's judgment, the income to be earned from the loan justifies the attendant risks.


Zero Coupon Obligations and Pay-in-Kind Securities


                  Each Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. The High Yield Bond Fund may invest in pay-in-kind securities which make periodic payments in the form of additional securities (as opposed to cash). Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser and Sub-Adviser will consider the liquidity needs of a Fund when any investment in zero coupon obligations is made.

                  Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.


When Issued Purchases and Forward Commitments


                  The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A Fund does not earn income with respect to these transactions until the subject securities are delivered to the Fund. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.


Foreign Securities


                  Investments by the Funds in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

                  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

                  Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to investors.


Depository Receipts

                  Each Asset Allocation and Equity Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

Supranational Bank Obligations


                  The Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.


Convertible Securities


                  Each Non-Money Market Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. The High Yield Bond Fund does not limit convertible securities by rating, and there is no minimal acceptance rating for a convertible security to be purchased or held in the Fund. Therefore, the High Yield Bond Fund invests in convertible securities irrespective of their ratings. This could result in the High Yield Bond Fund purchasing and holding, without limit, convertible securities rated below investment grade by a Rating Agency.


Securities of Investment Companies


                  Each Fund may invest in securities issued by open-end
(and closed-end for Non-Money Market Funds) investment companies which principally invest in securities in which such Fund invests. Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


Asset Backed Securities


                  Asset Backed Securities acquired by the Non-Money Market Funds consist of both mortgage and non-mortgage backed securities. Asset backed securities held by the funds arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.


                  The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the funds, the maturity of Asset Backed Securities will be based on estimates of average life.


                  Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

                  These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

                  Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.


                  CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The funds do not intend to purchase residual interests.

                  Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

                  The Non-Money Market Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                  Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Stripped Government Obligations


                  The Asset Allocation and Bond Funds and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, for each fund other than the Money Market Fund, may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

                  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.


Risks Related to Lower-Rated Securities

                  The Asset Allocation, Equity, International Bond and High Yield Bond Funds may purchase lower-rated securities (commonly known as junk bonds). While any investment carries some risk, some of the risks associated with lower-rated securities are different from the risks associated with investment grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities, and the net asset value of a fund's shares, may be quite volatile.

                  Relative Youth of Lower-rated Securities' Market. Because the market for lower-rated securities, at least in its present size and form, is relatively new, there remains some uncertainty about its performance level under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in a fund's portfolio.

                  Sensitivity to Interest Rate and Economic Changes. The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or a period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing. If the issuer of a security defaults, a fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of securities as well as a fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

                  Liquidity and Valuation. In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur when there is not an established secondary market for the security or the security is thinly traded. As a result, a fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

                  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities held by a fund, especially in a thinly traded market. Illiquid or restricted securities held by a fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

                 Congressional Proposals. Current laws, as well as pending proposals, may have a material impact on the market for lower-rated securities.

Municipal and Related Obligations


                  Municipal Obligations that may be acquired by the Asset Allocation and Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these funds currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

                  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The funds will only invest in rated municipal lease/purchase agreements.

                  There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.




Custodial Receipts and Certificates of Participation


                  The Asset Allocation and Bond Funds and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Stand-By Commitments


                  The Asset Allocation and Bond Funds may acquire
"stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal
Obligation and similarly decreasing such securities yield to investors.


Options Transactions


                  Each Non-Money Market Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.

                  Each Non-Money Market Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the fund may invest. A fund may write
(i.e., sell) covered call option contracts on securities owned by the fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each fund also may purchase call options to enter into closing purchase transactions. The funds also may write covered put option contracts to the extent of 25% of the value of their net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the fund's custodian to fulfill the obligation undertaken.


                 The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.


                  Each Non-Money Market Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

                  Each Non-Money Market Fund may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.


Futures Contracts and Options on Futures Contracts


                  Each Non-Money Market Fund may enter into futures contracts and options on future contracts. The Equity Funds may enter into stock index futures contracts and all of the Non-Money Market Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the fund may be subject to additional risk. Although none of these funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.


Foreign Currency Transactions


                 The Asset Allocation, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

                  Each of these funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive in the exchange.


Options on Foreign Currency


                  The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures" below.


Risks Associated with Futures, Options and Foreign Currency Transactions and Options


                  To the extent a Non-Money Market Fund is engaging in a futures or option transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.

                  Successful use of futures and options by a fund also is subject to the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

                 Although a fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses. If it is not possible, or the fund determines not, to close a futures position in anticipation of adverse price movements, the fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

                  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

                  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.


Interest Rate and Equity Index Swaps


                  Each Non-Money Market Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds--Management Policies," in pursuit of their respective investment objectives. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.

                  The funds usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. If a fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. The funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.

                  The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Non-Money Market Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the relevant fund's risk of loss consists of the net amount of payments that such fund contractually is entitled to receive.


Restricted and Illiquid Securities

                  The Non-Money Market Funds will not invest more than 15% (10% for the Money Market Fund) of the value of their respective total net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and with no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.

                  The Non-Money Market Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.


Portfolio Turnover


                  Generally, the Non-Money Market Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a fund may sell a portfolio investment soon after its acquisition if the Investment Adviser or Sub-Adviser believes that such a disposition is consistent with or in furtherance of the fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Portfolio turnover may also result in the realization of substantial net capital gains.


                  Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares;
(b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information. While it is not possible to accurately predict portfolio turnover rates, the annual turnover rates for the Managed Assets Growth Fund and High Yield Bond Fund are not expected to exceed 100% and 100%, respectively.

                                 DEBT RATINGS

Corporate Bond Ratings

Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edged"; Aa--judged to be of high quality by all standards; A--deemed to have many favorable investment attributes and considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured; Ba, B, Caa, Ca, C--protection of interest and principal payments is questionable (Ba indicates some speculative elements, B represents bonds that generally lack characteristics of the desirable investment, Caa represents bonds which are in poor standing, Ca represents a high degree of speculation and C represents the lowest rated class of bonds); Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from Aa to B in its bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is considered to be extremely strong. Debt rated "AA" is considered to have a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" is considered to have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Debt rated "BB," "B," "CCC," "CC" or "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch's description of its corporate bond ratings:
"AAA"--considered to be investment grade and of the highest credit quality. Capacity to pay interest and repay principal is considered to be exceptionally strong; "AA"--judged to be investment grade and of very high credit quality, although the capacity to pay interest and repay principal is not quite as strong as bonds rated "AAA"; "A"--deemed investment grade and of high credit quality, although the capacity to pay interest and repay principal may be somewhat more susceptible to the adverse changes in economic conditions and circumstances than bonds with higher ratings; "BBB" is regarded as having satisfactory credit quality with an adequate capacity to pay interest and repay principal although adverse changes in economic conditions and circumstances are more likely to impair timely payment than for higher rated categories; "BB," "B," "CCC," "CC," "C," " DDD," "DD," and "D"--regarded as speculative investments. The ratings "BB" to "C" represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation. The ratings from "AA" to "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Duff for corporate debt. Debt rated "AAA" is of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" has protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated "BBB" possess below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Debt rated below "BBB" is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" represents defaulted obligations. To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation "A-1" indicates the degree of safety regarding timely payment is considered to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. The designation "A-2" indicates the capacity for timely payment is satisfactory, however, the relative degree of safety is not as high as for issues designated "A-1." The designation "B" indicates that the issue has only a speculative capacity for timely payment. The designation "C" indicates that the issue has a doubtful capacity for payment. Commercial paper rated "D" indicates that the issue is in payment default. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. Issuers rated "Prime 3" are considered to have an acceptable capacity for repayment. Moody's uses the designation "Not Prime" for issuers that do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The designation "F-1" indicates that the securities possess very strong credit quality. Those securities determined to possess exceptionally strong credit quality are denoted with a plus (+) sign designation. Securities rated "F-2" are considered to possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.

The three highest rating categories of Duff for short-term debt are "D-1," "D-2" and "D-3." Duff employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. "D-1+" indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. "D-1" indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. "D-1-" indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. "D-2" indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. "D-3" indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. D&P may also rate short-term municipal debt as "D-4" or "D-5." "D-4" indicates speculative investment characteristics. "D-5" indicates that the issuer has failed to meet scheduled principal and/or interest payments. Securities rated "F-3" possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near term adverse changes could cause these securities to be rated below investment grade. Securities rated "F-5" possess weak credit quality. Securities rated "D" are in actual or imminent payment default.



Unrated Securities

Unrated securities are securities which have not been rated by a nationally recognized statistical rating organization.

                     STATEMENT OF ADDITIONAL INFORMATION


                                June 30, 1997


                                     for

                     CLASS A, CLASS B AND CLASS I SHARES

                                    OF THE

                       MANAGED ASSETS CONSERVATIVE FUND
                         MANAGED ASSETS BALANCED FUND
                          MANAGED ASSETS GROWTH FUND
                              EQUITY INCOME FUND
                                 GROWTH FUND
                           MID-CAP OPPORTUNITY FUND
                          SMALL-CAP OPPORTUNITY FUND
                             INTRINSIC VALUE FUND
                            GROWTH AND VALUE FUND
                              EQUITY INDEX FUND
                          INTERNATIONAL EQUITY FUND
                            INTERMEDIATE BOND FUND
                                  BOND FUND
                               SHORT BOND FUND
                                 INCOME FUND
                           INTERNATIONAL BOND FUND
                             HIGH YIELD BOND FUND
                             MUNICIPAL BOND FUND
                       INTERMEDIATE MUNICIPAL BOND FUND
                         MICHIGAN MUNICIPAL BOND FUND

                                      of

                                PEGASUS FUNDS

                                P.O. Box 5142
                       Westborough, Massachusetts 01581
                                (800) 688-3350


                  This Statement of Additional Information ("Additional Statement") is meant to be read in conjunction with Pegasus Funds' Prospectuses dated April 30, 1997 and June 30, 1997 pertaining to all or some of the classes of shares of the Funds listed above (each, a

"Prospectus" and together, the "Prospectuses") (each, a "Fund" and collectively, the "Funds"), as it may be revised from time to time, and is incorporated by reference in its entirety into such Prospectuses. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectuses may be obtained from any office of the Distributor by writing or calling the Distributor or the Trust at the address or telephone number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                              TABLE OF CONTENTS


                                                                         Page
                                                                         ----

The Trust...............................................................    1

Investment Objectives, Policies and Risk Factors........................    1

Additional Purchase and Redemption Information..........................   25

Description of Shares...................................................   30

Additional Information Concerning Taxes.................................   39

Management..............................................................   43

Independent Auditors....................................................   57

Counsel.................................................................   57

Additional Information on Performance...................................   57

Appendix A..............................................................  A-1

Appendix B..............................................................  B-1

Financial Statements.................................................... FS-1

                                  THE TRUST



               The Pegasus Funds (the "Trust"), formerly "The Woodward Funds," was organized as a Massachusetts business trust on April 21, 1987. As of the date of this Additional Statement, the Trust consisted of twenty-seven separate funds, of which twenty Funds are covered by this Additional Statement.


               During the period August 23, 1996 through September 23, 1996, various funds of the Trust, The Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. reorganized pursuant to an agreement and plan of reorganization (the "Reorganization"). Certain of the information contained in this Additional Statement includes information about a Fund's predecessor Prairie Fund, Prairie Intermediate Bond Fund or the Prairie Municipal Bond Fund, Inc.

               In connection with the Reorganization, the Balanced Fund changed its name to the "Managed Assets Balanced Fund," the Capital Growth Fund changed its name to the "Growth Fund," the Opportunity Fund changed its name to the "Mid-Cap Opportunity Fund" and the Growth/Value Fund changed its name to the "Growth and Value Fund." References in this Additional Statement are to a Fund's current name.

               INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

               The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.


Additional Information on Fund Instruments

Ratings Information

               Attached to this Additional Statement is Appendix A which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds and the Money Market Fund may invest.


Portfolio Transactions

               Subject to the general supervision of the Trust's Board of Trustees, the Investment Adviser is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for each Fund and the Money Market Fund.Federated Investment Counseling ("Federated" or the "Sub-Adviser") is the sub-adviser to the High Yield Bond Fund and, subject to the general supervision of the Investment Adviser, is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for this Fund.

               The annualized portfolio turnover rate for each Fund and the Money Market Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds and the Money Market Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds and the Money Market Fund may engage in short term trading to achieve their respective investment objectives.

               For the fiscal years or periods indicated, the portfolio turnover rates for the Funds were as follows:


                                                 Year or Period Ended
                                                 --------------------
                                         December 31,          December 31,
                                             1996                  1995
                                         ------------          ------------
Managed Assets Conservative Fund(1)          63.41%                8.23%
Managed Assets Balanced Fund                 50.50%               31.76%
Managed Assets Growth Fund                    0.00%                  --
Equity Income Fund                           61.41%               44.07%
Growth Fund(2)                               61.95%              106.02%
Mid-Cap Opportunity Fund                     34.87%               53.55%
Small-Cap Opportunity Fund                   93.82%               38.89%
Intrinsic Value Fund                         34.24%               45.55%
Growth and Value Fund(3)                     43.21%               26.80%
Equity Index Fund                            12.25%               10.66%
International Equity Fund                     6.37%                2.09%
Intermediate Bond Fund                       31.62%               36.47%
Bond Fund                                    24.92%               41.91%
Short Bond Fund(3)                          109.58%               30.94%
Income Fund(4)                              103.93%              173.26%
International Bond Fund                      35.42%               48.03%
Municipal Bond Fund                          64.51%               69.31%
Intermediate Municipal Bond Fund             52.95%               44.75%
Michigan Municipal Bond Fund                 24.49%               26.97%

-----------

(1) Increase in portfolio turnover is due to the realignment of the Fund into a fund-of-funds structure.

(2) Increase in portfolio turnover is due to a realignment of the portfolio in connection with the Reorganization.

(3) Increase in portfolio turnover reflects the efforts to take advantage of increased market opportunities.

(4)  Decrease in portfolio turnover is due to fewer market opportunities.


               Purchases of money market instruments are made from dealers, underwriters and issuers. The Funds and the Money Market Fund currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

               Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.


               The Funds and the Money Market Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund and the Money Market Fund will engage in this practice, however, only when the Investment Adviser or Sub-Adviser, in its sole discretion, believes such practice to be otherwise in the fund's interests.


               Total brokerage commissions paid by the Funds for the fiscal years or periods ended December 31, 1996, 1995 and 1994 were as follows:

                                December 31,      December 31,    December 31,
                                    1996              1995            1994
                                ------------      ------------    ------------
Managed Assets Conservative Fund  $ 19,830          $ 13,601        $ 47,110

Managed Assets Balanced Fund      $126,292          $ 81,178        $123,890

Managed Assets Growth Fund           $0                N/A             N/A

Equity Income Fund                $ 93,874          $379,012           N/A

Growth Fund                       $113,467          $929,747           N/A

Mid-Cap Opportunity Fund          $621,056          $866,286        $683,613

Small-Cap Opportunity Fund        $114,320          $178,632           N/A

Intrinsic Value Fund              $214,355          $209,816        $325,912

Growth and Value Fund             $729,368          $504,214        $519,412

Equity Index Fund                 $282,069          $137,443        $169,830

International Equity Fund         $358,776           $72,856        $  4,492


               The Bond Funds and Municipal Bond Funds as well as the Money Market Fund incurred no brokerage commissions for the fiscal years or periods ended December 31, 1996, 1995 and 1994. Prior to November 20, 1996, the Managed Assets Conservative and Managed Assets Balanced Funds invested directly in portfolio securities. After such date, the Asset Allocation
Funds began investing in shares of the Underlying Funds.

               The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser or Sub-Adviser will seek to obtain the best overall terms available for each Fund and the Money Market Fund.
In assessing the best overall terms available for any transaction, the Investment Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Investment Adviser or Sub-Adviser to cause a Fund and the Money Market Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser or Sub-Adviser to the Funds and the Money Market Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

               For the fiscal year or period ended December 31, 1996, the Investment Adviser, on behalf of the Funds and the Money Market Fund, directed brokerage transactions to broker-dealers in return for the provision of investment information or services as stated above as follows:

                                            Aggregate
            Fund                           Commissions
            ----                           -----------
Managed Assets Conservative Fund(1)          $  6,019
Managed Assets Balanced Fund                 $ 73,565
Managed Assets Growth Fund                         --
Equity Income Fund(1)                        $ 11,243
Growth Fund(1)                               $  6,980
Mid-Cap Opportunity Fund                     $ 86,401
Small-Cap Opportunity Fund(1)                $ 23,195
Intrinsic Value Fund                         $ 30,772
Growth and Value Fund                        $158,428
Equity Index Fund                                  --
International Equity Fund                          --
International Equity Fund                          --
Bond Fund                                          --
Short Bond Fund                                    --
Income Fund                                        --
International Bond Fund                            --


                                     -4-



Municipal Bond Fund                                --
Intermediate Municipal Bond Fund                   --
Michigan Municipal Bond Fund                       --
Money Market Fund                                  --

---------
(1) Commissions paid after the Reorganization with respect to such Fund (See "The Trust").

               Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser or Sub-Adviser and does not reduce the advisory fees payable by the Funds and the Money Market Fund. The Trustees will periodically review any commissions paid to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser or Sub-Adviser. Conversely, a Fund, or the Money Market Fund, may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

               The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with the Investment Adviser,the Sub-Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted under the 1940 Act by the SEC or its staff. In addition, a Fund or the Money Market Fund, will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor, the Investment Adviser or the Sub-Adviser, or an affiliated person of any of them, is a member, except to the extent permitted under the 1940 Act. Under certain circumstances, the Funds and the Money Market Fund may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

               Investment decisions for each Fund and the Money Market Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by the Investment Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds and the Money Market Fund. To the extent permitted by law, the Investment Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Funds and the Money Market Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser or Sub-Adviser believes to be equitable to each Fund, the Money Market Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received or the size of the position obtained or sold.


Investment Techniques

Asset Allocation Funds

               In order to achieve its investment objective, each Asset Allocation Fund will typically invest its assets in the Underlying Funds, within a predetermined target asset allocation range, as set forth in the Prospectus under "Description of the Fund - Investment Objectives and Policies - Asset Allocation Funds." Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. Except as set forth in the Prospectus, the Asset Allocation Funds will no longer continue to purchase these securities and will limit their investments to the Underlying Funds. The Investment Adviser currently expects that the transition of the Managed Assets Balanced Fund to having substantially all of its assets invested in the Underlying Funds will be gradual.

Equity Securities

               Equity Securities are generally selected by the Equity Funds in a "bottom-up" manner. "Bottom-up" refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. In the Investment Adviser's opinion, this procedure may generally be expected to result in a portfolio characterized by lower price/earnings ratios, above average growth prospects and average market risk.

Equity Index Fund

               The Investment Adviser believes that a sampling methodology allows the Fund to maintain a close correlation to the performance of the S&P 500 Index while at the same time controlling the portfolio turnover and transaction costs of the Fund.

               Under normal market conditions, the Fund invests substantially all of its total assets in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, that if an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Investment Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Investment Adviser is not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Investment Adviser is not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500 Index. The Fund may receive from time to time as part of a "spin-off" or corporate restructuring of an issuer included in the S&P 500 Index, securities that are themselves outside of the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

Debt Securities

               The Investment Adviser selects Debt Securities based on anticipated interest rate changes and the use of active management strategies which may include sector rotation, intra-sector adjustments and yield curve and convexity considerations. Sector rotation involves the Investment Adviser selecting among different economic or industry sectors based upon apparent or relative attractiveness. Thus at times a sector offers yield advantages relative to other sectors. An intra-sector adjustment occurs when the Investment Adviser determines to select a particular issue within a sector. Yield curve considerations involve the Investment Adviser attempting to compare the relationship between time to maturity and yield to maturity in order to identify the relative value in the relationship. Convexity considerations consist of the Investment Adviser seeking securities that rise in price more quickly, or decline in price less quickly, than the typical security of that price risk level and therefore enable the Investment Adviser to obtain an additional return when interest rates change dramatically.

               In acquiring particular Debt Securities, the Investment Adviser may consider, among other things, historical yield relationships between private and governmental debt securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Investment Adviser's analysis of these and other factors, a Fund's or the Money Market Fund's holdings of issues in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices. The value of the portfolio holdings can be expected to vary inversely with changes in prevailing interest rates.

               In selecting Debt Securities for the High Yield Bond Fund, the professional portfolio management techniques used by the Sub-Adviser includes:

               Credit Research. The High Yield Bond Fund's Sub-Adviser will perform its own credit analysis in addition to using Rating Agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysis, and its own informed judgment. The Sub-Adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Sub-Adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

               Diversification. The High Yield Bond Fund invests in securities of many different issuers, industries, and economic sectors.

               Economic Analysis. The Sub-Adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.


Money Market Fund

               The net asset value of the Money Market Fund is determined as of 3:00 P.M., Eastern Time, on each of its Business Days. The Money Market Fund intends to value its portfolio securities based upon their amortized cost in accordance with Rule 2a-7 under the 1940 Act. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities.

               Pursuant to Rule 2a-7, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities having remaining deemed maturities of 397 days or less, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If the deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it may take such corrective actions as it deems necessary and appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These actions may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten a Fund's average maturity, withholding or reducing dividends, redeeming shares in kind, splitting, combining or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

               The Money Market Fund calculates its dividends based on daily net investment income. Expenses of the Money Market Fund are accrued daily. As the Money Market Fund's portfolio securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.

               The Money Market Fund will purchase only "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Investment Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry certain types of guarantees. Obligations that carry certain types of conditional demand features also may be purchased pursuant to similar standards.

Other Investments

Stripped U.S. Government Obligations

               Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." To the extent consistent with their respective investment objectives, the Bond and Municipal Bond Funds and the Money Market Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, these Funds will be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

               In addition, the Bond and Municipal Bond Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm.

Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

               As described in the Prospectus, such Funds may also purchase stripped mortgage-backed securities ("SMBS"). SMBS that are interest only or principal only and not issued by the U.S. Government may be considered illiquid securities if they can not be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Custodial Receipts and Certificates of Participation

               For certain certificates of participation, the Funds and the Money Market Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of such Fund's or the Money Market Fund's participation interest, plus accrued interest. As to these instruments, the Funds and the Money Market Fund intend to exercise their rights to demand payment as needed to provide liquidity, to maintain or improve the quality of their investment portfolio or upon a default (if permitted under the terms of the instrument).

Bank Obligations

               In accordance with their respective investment objectives, each Fund and the Money Market Fund may purchase bank obligations, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser or Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1.0 billion in total assets at the time of purchase.

Commercial Paper


               Except for the High Yield Bond Fund, commercial paper, including variable and floating rate notes and other short term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, for the Money Market Fund must have been independently determined by the Investment Adviser to be of comparable quality, and for the other Funds must have been issued by a corporation having an outstanding bond issue rated A or higher by a Rating Agency. The High Yield Bond Fund may invest in lower-rated commercial paper.
Except as provided in the Prospectus for the International Bond and High Yield Bond Funds, bonds and other short term obligations (if not rated as commercial paper) purchased by the Funds must be rated BBB or Baa, or higher, by a Rating Agency, respectively, or if unrated, be of comparable investment quality in the judgment of the Investment Adviser.


Lower-Rated Securities

               The Asset Allocation, Equity, International Bond and High Yield Bond Funds may each invest in lower-rated securities. There is no minimal acceptable rating for a security to be purchased or held in the High Yield Bond Fund's portfolio and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category or securities in default. In general, investments in lower-rated fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in lower-rated fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. Each Equity Fund is permitted to invest up to 5% of its net assets in lower-rated convertible securities.

               In seeking to attain the investment objective of the Funds, the Investment Adviser or Sub-Adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, a Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the Investment Adviser or Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in a Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

Variable and Floating Rate Instruments

               With respect to variable and floating rate obligations that may be acquired by each Fund and the Money Market Fund, the Investment Adviser or Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund or the Money Market Fund is not entitled to exercise its demand rights, and the Fund or the Money Market Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Lending Securities

               When a Fund or the Money Market Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund or the Money Market Fund if a material event affecting the investment is to occur.

Repurchase Agreements and Reverse Repurchase Agreements

               The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund or the Money Market Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Trust's Custodian, in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

               Reverse repurchase agreements are considered to be borrowings by a Fund and by the Money Market Fund under the 1940 Act. At the time a Fund or the Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund or the Money Market Fund may decline below the price of the securities it is obligated to repurchase.

American Depository Receipts ("ADRs")

               The Asset Allocation and Equity Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. Although ADR prices are denominated in U.S. dollars, the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

When-Issued Purchases and Forward Commitments

               A Fund or the Money Market Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund or the Money Market Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered on the settlement date. In these cases the Fund or the Money Market Fund may realize a capital gain or loss.

               When a Fund or the Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund or the Money Market Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Mortgage Backed Securities


               Mortgage Backed Securities Generally. Mortgage backed securities held by the Asset Allocation, Equity and Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.



               Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

               Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("Pcs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

               The Federal National Mortgage Association ("FNMA") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

               The principal guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

               Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. Timely payment of interest and principal of some of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

               The Trust expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

               Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset their interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.

               All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

               Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

               Returns on Mortgage Backed Securities. Yields on mortgage backed pass- through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

               Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of a Fund. The compounding effect from reinvestments of monthly payments received by a Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

Foreign Currency Transactions

               When the Asset Allocation Funds, the International Equity, International Bond and High Yield Bond Funds enter into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash or readily marketable securities in a segregated account of a Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.

               At or before the maturity of a forward contract, a Fund either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

               The cost of currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

Futures Contracts and Related Options

               See Appendix B to this Additional Statement for a discussion of futures contracts and related options.

Options Trading

               As stated in the Prospectus, each Fund may purchase and sell put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. Government securities in an amount not exceeding 5% of a Fund's net assets. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.


               A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Investment Adviser or Sub-Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.


               When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options

               The Asset Allocation and Equity Funds may purchase and write put and call options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. The International Equity Fund may also purchase and write put and call options on stock indices listed on foreign securities exchange. A stock index fluctuates with changes in the market values of the stocks included in the index.

               Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Convertible Securities

               In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

Warrants


               Each Asset Allocation and Equity Fund may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities).Certain fixed rate obligations in which the High Yield Bond Fund invests may involve equity characteristics. The High Yield Bond Fund may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options. Warrants represent rights to purchase securities at a specified price valid for a specified period of time. The prices of warrants do not necessarily correlate with the prices of underlying securities.


Municipal and Related Obligations


               To the extent consistent with its investment objective, the Asset Allocation, Bond and Municipal Bond Funds may invest in Municipal Obligations. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend in part on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Municipal Obligations by Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations with the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a Municipal Obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser or Sub-Adviser may consider such an event in determining whether the Fund should continue to hold the obligation.


               The payment of principal and interest on most Municipal Obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

               An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights or remedies of creditors, such as the Federal Bankruptcy Code, and any laws, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

               Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

               Certain of the Municipal Obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of original issuance. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

               The Municipal Bond Funds will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, that Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored by the Investment Adviser to assure that it is valued at fair value.

               From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, pursuant to federal tax legislation passed in 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the federal income tax status of interest on Municipal Obligations in general, or which proposals, if any, might be enacted.

Such proposals, if enacted, might materially adversely affect the availability of Municipal Obligations for investments by the Funds and their liquidity and value. In such event, the Board of Trustees would re-evaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

Stand-By Commitments

               The Asset Allocation, Bond, Municipal Bond and Money Market Funds may acquire "stand-by commitments" with respect to Municipal Obligations they hold. Under a stand-by commitment, a dealer agrees to purchase at such Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

               Such Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, they may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Such Funds may acquire a stand-by commitment unless immediately after the acquisition, with respect to 75% of its assets not more than 5% of its total assets will be invested in instruments subject to a demand feature, including stand-by commitments, with the same institution.

               Such Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's or Sub-Adviser's opinion, present minimal credit risks. The credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. Thus, the risk of loss in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

               Stand-by commitments will be acquired solely to facilitate portfolio liquidity and not to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a stated Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Special Investment Considerations Relating To Investing In The Michigan Municipal Bond Fund

               The following information is drawn from various Michigan governmental publications and from official statements relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

               The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

               Total State wage and salary employment is estimated to have grown by 1.6% in 1996. The rate of unemployment is estimated to have been 4.7% in 1996, below the national average for the third consecutive year. Personal income grew at an estimated 4.2% annual rate in 1996, down from the 6.5% growth reported for 1995. Michigan employment is expected to grow by a moderate 1.5% in 1997. The unemployment rate in 1997 is expected to increase to 5.0% but personal income is also expected to increase by 5.0% in 1997. The inflation rate, as measured by the Detroit Consumer Price Index, is expected to be at approximately 2.5% in 1997. As a result, inflation adjusted purchasing power is expected to grow 2.5% in 1997.

               During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1996 is estimated to have been in excess of $1.1 billion.

               The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

               The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.


               The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1996, the State had approximately $685 million of general obligations bonds outstanding.

               The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts. As of December 31, 1996, approximately $6,270 million in principal amount of "qualified" bonds of local school districts was outstanding.

               The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of early 1997, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings by school districts claiming failure of the State to fund certain mandated services, other budgetary reductions to school districts and governmental units, and court funding.

               The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

               On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

               Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

Derivative Securities

               The Investment Adviser or Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds and the Money Market Fund, and will determine, in connection with its day-to-day management of the Funds and the Money Market Fund, how they will be used in furtherance of the Funds' and the Money Market Fund's investment objectives. It is possible, however, that the Investment Adviser's or Sub-Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds and the Money Market Fund will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.


Additional Investment Limitations

               In addition to the investment limitations disclosed in the Prospectus, the Funds and the Money Market Fund are subject to the following investment limitations which may not be changed without approval of the holders of the majority of the outstanding shares of the affected Fund or the Money Market Fund (as defined under "Description of Shares" below).

               Each Fund and the Money Market Fund may not:

               1. Purchase or sell real estate, except that each may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

               2. Invest in commodities, except that as consistent with a Fund's investment objective and policies: (a) each Fund and the Money Market Fund, other than the Intermediate Bond Fund, may purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices, and options on futures contracts or indices; (b) each Fund and the Money Market Fund may purchase publicly traded securities of companies engaging in whole or in part in such activities; and (c) the Intermediate Bond Fund will not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that it may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

               3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

               In addition to the above fundamental limitations, the Funds and the Money Market Fund are subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

               Each Fund and the Money Market Fund may not:

               1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

               2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

               3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options and in options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

               4. Purchase securities of companies for the purpose of exercising control.

               5. Invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities.

               No Fund intends to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledging for purposes of this limitation.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               Shares of the Funds are offered and sold on a continuous basis by the Trust's distributor, BISYS Fund Services ("BISYS"), acting as agent.

               As of the date of this Statement of Additional Information, no shares of the High Yield Bond Fund were issued or outstanding. An illustration of the computation of the public offering price per share of the Funds, based on the value of each class of the Fund's total net assets and total number of shares of each class outstanding on December 31, 1996 (March 31, 1997 with respect to the Managed Assets Growth Fund) is as follows:



                                                                           Net Asset                 Offering
                                                           Outstanding     Value Per   Sales         Price to
Fund                                      Net Assets          Shares         Share     Charge         Public
----                                      ----------       -----------     ---------   ------        --------
Managed Assets Conservative Fund
        Class A Shares                  $ 69,301,512        4,518,141        $15.34    $0.81(1)       $16.15
        Class B Shares                  $  5,735,974          373,381        $15.36       --          $15.36
        Class I Shares                  $  1,500,888           97,565        $15.38       --          $15.38

Managed Assets Balanced Fund
        Class A Shares                  $ 26,774,494        2,302,965        $11.63    $0.61(1)       $12.24
        Class B Shares                  $  1,889,936          147,544        $12.81       --          $12.81
        Class I Shares                  $101,596,322        8,762,842        $11.59       --          $11.59

Managed Assets Growth Fund
        Class A Shares                  $    821,678           82,382        $ 9.97    $0.50(1)       $10.47
        Class B Shares                  $    733,648           74,424        $ 9.86       --          $ 9.86
        Class I Shares                  $    621,690           62,087        $10.01       --          $10.01

Equity Income Fund
        Class A Shares                  $ 12,956,269          975,040        $13.29    $0.70(1)       $13.99
        Class B Shares                  $  1,884,616          141,876        $13.28       --          $13.28
        Class I Shares                  $314,648,895       23,739,941        $13.25       --          $13.25

Growth Fund
        Class Shares                    $ 23,272,879        1,841,030        $12.64    $0.67(1)       $13.31
        Class B Shares                  $  1,094,542           87,143        $12.56       --          $12.56
        Class I Shares                  $533,405,961       42,218,766        $12.63       --          $12.63

Mid-Cap Opportunity Fund
        Class A Shares                  $ 91,515,703        5,196,783        $17.61    $0.93(1)       $18.54
        Class B Shares                  $    154,588           16,157        $ 9.57       --          $ 9.57
        Class I Shares                  $677,607,737       38,475,172        $17.61       --          $17.61


                                     -26-




                                                                           Net Asset                 Offering
                                                           Outstanding     Value Per   Sales         Price to
Fund                                      Net Assets          Shares         Share     Charge         Public
----                                      ----------       -----------     ---------   ------        --------

Small-Cap Opportunity Fund
        Class A Shares                  $  6,697,302          488,766        $13.70    $0.72(1)       $14.42
        Class B Shares                  $    110,472            8,132        $13.58                   $13.58
        Class I Shares                  $125,840,310        9,115,753        $13.80                   $13.80

Intrinsic Value Fund
        Class A Shares                  $ 22,370,312        1,632,469        $13.70    $0.72(1)       $14.42
        Class B Shares                  $    181,196           17,797        $10.18       --          $10.18
        Class I Shares                  $357,360,009       26,072,063        $13.71       --          $13.71

Growth and Value Fund
        Class A Shares                  $ 59,027,413        4,179,800        $14.12    $0.74(1)       $14.86
        Class B Shares                  $    182,991           19,644        $ 9.32       --          $ 9.32
        Class I Shares                  $733,631,456       51,941,688        $14.12       --          $14.12

Equity Index Fund
        Class A Shares                  $ 35,336,228        2,109,823        $16.75    $0.52(3)       $17.27
        Class B Shares                  $    112,309           10,696        $10.50       --          $10.50
        Class I Shares                  $834,368,113       49,823,539        $16.75       --          $16.75

International Equity Fund
        Class A Shares                  $ 10,836,197          920,454        $11.77    $0.62(1)       $12.39
        Class B Shares                  $  1,131,191          102,058        $11.08       --          $11.08
        Class I Shares                  $389,996,840       33,067,406        $11.79       --          $11.79

 International Bond Fund
        Class A Shares                  $ 18,324,384        1,780,068        $10.29    $0.32(3)       $10.61
        Class B Shares                  $    121,590           11,918        $10.20       --          $10.20
        Class I Shares                  $395,104,731       38,384,021        $10.29       --          $10.29

Bond Fund
        Class A Shares                  $ 46,976,975        4,574,321        $10.27    $0.48(2)       $10.75
        Class B Shares                  $    279,604           27,222        $10.27       --          $10.27
        Class I Shares                  $757,627,072       73,753,421        $10.27       --          $10.27


                                     -27-



                                                                           Net Asset                 Offering
                                                           Outstanding     Value Per   Sales         Price to
Fund                                      Net Assets          Shares         Share     Charge         Public
----                                      ----------       -----------     ---------   ------        --------

Short Bond Fund
        Class A Shares                  $  1,032,874          102,185        $10.11    $0.10(4)       $10.21
        Class B Shares                  $     56,019            5,590        $10.02       --          $10.02
        Class I Shares                  $171,427,138       16,956,120        $10.11       --          $10.11

Income Fund
        Class A Shares                  $ 8,797,772         1,121,909         $7.84    $0.24(3)       $ 8.08
        Class B Shares                  $    502,297           63,988         $7.85       --          $ 7.85
        Class I Shares                  $187,111,674       23,831,822         $7.85       --          $ 7.85

International Bond Fund
        Class A Shares                  $  2,006,239          185,931        $10.79    $0.51(2)       $11.30
        Class B Shares                  $     46,004            4,232        $10.87       --          $10.87
        Class I Shares                  $ 53,844,797        4,962,535        $10.85       --          $10.85

Municipal Bond Fund
        Class A Shares                  $ 29,352,216        2,373,965        $12.36    $0.58(2)       $12.94
        Class B Shares                  $    671,989           54,378        $12.36       --          $12.36
        Class I Shares                  $338,104,237       27,363,117        $12.36       --          $12.36

Intermediate Municipal Bond Fund
        Class A Shares                  $ 19,049,219        1,574,071        $12.10    $0.37(3)       $12.47
        Class B Shares                  $    611,392           50,549        $12.10       --          $12.10
        Class I Shares                  $373,969,410       30,886,029        $12.11       --          $12.11

Michigan Municipal Bond Fund
        Class A Shares                  $ 18,574,882        1,771,630        $10.48    $0.49(2)       $10.97
        Class B Shares                  $    110,241           10,833        $10.18       --          $10.18
        Class I Shares                  $ 41,908,551        3,997,337        $10.48       --          $10.48

-------------------------
1. The applicable sales charge for this Fund is 5.00% of offering price (5.26% of net asset value per share).

2. The applicable sales charge for this Fund is 4.50% of offering price (4.69% of net asset value per share).

3. The applicable sales charge for this Fund is 3.00% of offering price (3.01% of net asset value per share).

4. The applicable sales charge for this Fund is 1.00% of offering price (1.01% of net asset value per share).

               Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:
(a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)


               In addition to the situations described in the Prospectus under "Redemption of Shares," the Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

               The Trust normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.

               Total sales charges paid by shareholders of the Funds for the fiscal years or periods ended December 31, 1996, 1995 and 1994 were as follows:


                                 December 31,     December 31,     December 31,
                                    1996(1)           1995            1994
                                 ------------     ------------     ------------
Managed Assets Conservative Fund   $13,529          $ 79,374             *
Managed Assets Balanced Fund       $ 7,750          $ 37,984         $286,056
Managed Assets Growth Fund         $ 1,156             N/A              N/A
Equity Income Fund                 $ 1,355          $ 11,393            N/A
Growth Fund                        $ 6,351          $  5,937            N/A
Mid-Cap Opportunity Fund           $ 8,203          $122,061         $544,053
Small-Cap Opportunity Fund         $ 2,068          $  1,857            N/A
Intrinsic Value Fund               $ 3,337          $ 17,964         $ 87,757
Growth and Value Fund              $ 9,325          $ 92,788         $431,841
Equity Index Fund                  $ 1,042             N/A              N/A
International Equity Fund          $ 5,354          $ 13,659         $      0
Intermediate Bond Fund             $ 2,389          $  7,877         $ 41,775

                                     -29-



                                 December 31,     December 31,     December 31,
                                    1996(1)           1995            1994
                                 ------------     ------------     ------------

Bond Fund                          $ 5,548          $ 30,433         $203,760
Short Bond Fund                    $ 1,247          $  2,848         $      0
Income Fund                        $ 2,411          $  7,948             *
International Bond Fund            $ 1,053          $  1,551            N/A
Municipal Bond Fund                $ 3,698          $  8,055             *
Intermediate Municipal Bond Fund   $ 1,561          $ 15,797             *
Michigan Municipal Bond Fund       $ 3,358          $105,322         $151,042

---------
(1) Includes the Contingent Deferred Sales Charge imposed on Class B Shares and certain redemptions of Class A Shares.

*Not available


                            DESCRIPTION OF SHARES

               The Trust is an unincorporated business trust organized under Massachusetts law on April 21, 1987. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into two or more series, each series relating to a separate portfolio of investments, and divide the shares of any series into two or more classes. The number of shares of each series and/or of a class within each series shall be unlimited. The Trust does not intend to issue share certificates.

               In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. If there are any assets, income, earnings, proceeds, or payments, which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular funds.

               When used in the Prospectus or in this Additional Statement, a "majority" of shareholders means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Trust, or the applicable fund, present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable fund.


                  As of May 31, 1997, the name and address, number and percentage of class ownership of each person who owned of record 5% or more of any class of shares is set forth below.



                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
Managed Assets         First Chicago NBD TTEE                       225,719.355        75.75%
Conservative Fund-     First Chicago NBD Svgs & Invsmt
Class I                Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         Corelink Financial, Inc.                   1,932,374.811        31.72%
Balanced Fund-         P.O. Box 4054
Class A                Concord, CA 94524-4054

                       First Chicago NBD TTEE                     1,272,155.334        20.88%
                       Clarian Health Partners Inc.
                       Defined Contribution Plan c/o
                       Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         First Chicago NBD TTEE                     4,959,872.654        42.01%
Balanced Fund-         First Chicago NBD Svgs & Invsmt
Class I                Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         NBD Bank As TTEE                               8,263.346         5.24%
Growth Fund-           Flint Mfg Co EE Savings and Ret
Class A                Plan
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

                                     -31-


                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
                       Donald, Lufkin & Jenrette                     19,780.043        12.54%
                       Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ  07303-2052

Managed Assets         Donaldson, Lufkin & Jenrette                  39,296.837        27.98%
Growth Fund-           Securities Corp. Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

Managed Assets         R. Hugh Elliot                                58,093.950        90.89%
Growth Fund            4888 Sider Hill Drive
Class I                Rochester, MI 46306

Growth Fund-           Corelink Financial Services                  316,141.820        12.64%
Class A                FBO 26052652
                       P.O. Box 4054
                       Concord, CA 94524-4054

Growth Fund-           Donaldson, Lufkin & Jenrette                  12,125.156        16.91%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Mid-Cap                Corelink Financial Services                  512,985.707         8.32%
Opportunity Fund-      P.O. Box 4054
Class A                Concord, CA 94524-4054

                       Mac and Company                              563,774.904         9.14%
                       Mutual Funds Operations
                       P.O. Box 3198
                       Pittsburgh, PA 15230

Mid-Cap                Donaldson, Lufkin & Jenrette                  32,292.788        26.96%
Opportunity Fund-      Securities Corporation Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

Mid-Cap                First Chicago NDB TTEE                     4,578,222.520        12.03%
Opportunity Fund-      First Chicago NBD Svgs & Invsmt
Class I                Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                                     -32-



                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
Small-Cap              Donaldson, Lufkin & Jenrette                   8,965.356        32.98%
Opportunity Fund-      Securities Corp. Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

                       Corelink Financial, Inc.                       1,783.200         6.56%
                       P.O. Box 4054
                       Concord, CA  94524-4054

Intrinsic Value        NBD TTEE                                     144,565.129         5.41%
Fund-Class A           Metalloy Corp. 401(k) P/S Pln
                       U/A DTD 08/04/84 TOA Account
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

                       Corelink Financial, Inc.                     164,696.576         6.17%
                       P.O. Box 4054
                       Concord, CA 94524-4054

Growth and Value       Corelink Financial, Inc.                     336,688.344         5.90%
Fund - Class A         P.O. Box 4054
                       Concord, CA 94524-4054

Growth and Value       Donaldson, Lufkin & Jenrette                  52,495.743        32.83%
Fund-Class B           Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Growth and Value       First Chicago NBD TTEE                     5,641,633.923        10.65%
Fund-Class I           First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Equity Index Fund-     NBD Bank TTEE FBO                            208,545.566         6.31%
Class A                The John Henry Company 401K
                       Plan
                       Savings Plan U/A DTD 04/01/94
                       107 N. Cross, Suite 2092
                       Wheaton, IL 60187

                                     -33-


                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
                       First Chicago NBD TTEE                       954,650.420        28.90%
                       Honigman Miller Shwartz & Cohn
                       Income Deferral Plan and
                         Profit Sharing Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                       Corelink Financial, Inc.                     220,851.244         6.69%
                       P.O. Box 4054
                       Concord, CA  94524-9740

Equity Index Fund-     Donaldson, Lufkin & Jenrette                   7,055.676        14.41%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

International Equity   Corelink Financial, Inc.                      98,540.322         6.95%
Fund-Class A           P.O. Box 4054
                       Concord, CA 94524-4054

Intermediate Bond      FCNBD Corporation TTEE                       117,918.485         5.61%
Fund-Class A           FBO Horne Bld Specialties, Inc.
                       401K & PSP U/A DTD 1/1/68
                       218 E. Wesley, Suite 2030
                       Wheaton, IL 60187

                       FCNBD TTEE                                   561,088.929        26.72%
                       Barton Brands Employee Profit Shrg
                       & Retirement Plan & Trust
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

Intermediate Bond      Donaldson, Lufkin & Jenrette                  16,124.596        73.93%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       Corelink Financial Services                    3,009.677        13.80%
                       P.O. Box 4054
                       Concord, CA 94524-4054

                                     -34-



                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
Bond Fund-Class A      First Chicago NBD TTEE                       609,938.437         9.60%
                       Honigman Miller Shwartz & Cohn
                       Profit Sharing Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Bond Fund-Class B      Donaldson, Lufkin & Jenrette                  34,889.936        40.16%
                       Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

Bond Fund-Class I      First Chicago NBD TTEE                     4,540,074.923         5.03%
                       First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Short Bond Fund-       Donaldson, Lufkin & Jenrette                  58,864.134        31.95%
Class A                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       FCNBD TTEE                                    46,054.084        24.99%
                       FBO Active Tool & Manufacturing
                       Money Purchase Pension Plan
                       Active Account
                       32901 Grahot
                       Roseville, MI 48066

                       Richard L. Foersterling                       18,675.056        10.14%
                       1256 Penniman
                       Plymouth, MI 48170

Short Bond Fund-       Donaldson, Lufkin & Jenrette                   6,279.276        91.85%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                                     -35-




                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
Income Fund-           First Chicago As Trustee                      82,042.388         7.63%
Class A                FBO Soft Sheen Products Inc.
                       Retirement and Incentive Savings
                       Trust
                       U/A DTD 8/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton IL 60187

                       First Chicago As TTEE                         75,624.989         7.04%
                       McDonough Assoc.
                       218 E. Wesley Street
                       Suite 2030
                       Wheaton, IL 60187-5323

                       Corelink Financial, Inc.                     149,945.179        13.95%
                       P.O. Box 4054
                       Concord, CA 94524-4054

                       First Chicago TTEE                            68,617.073         6.38%
                       Hope Publishing Company
                       380 S. Main Place
                       Carol Stream, IL 60188-2448

                       First Chicago                                 66,107.246         6.15%
                       Brambles USA Inc. Pro & Sal Plan
                       DTD 7/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton, IL 60187

Income Fund-           Donaldson, Lufkin & Jenrette                  23,639.430        45.33%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07399

International          Employees Retirement Plan of               3,343,696.152        49.02%
Bond                   NBD Bank
Fund-Class I           Trust Administration
                       611 Woodward Avenue
                       Detroit, MI  48232


                                     -36-


                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
International Bond     Donaldson, Lufkin & Jenrette                   5,333.279        84.77%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       Concord Holding Corporation Inc.                 438.992         6.98%
                       Attn:  Corporate Finance
                       3435 Stelzer Road
                       Columbus, OH 43219-6004

Municipal Bond         Donaldson, Lufkin & Jenrette                 644,964.120        26.05%
Fund-Class A           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998

Municipal Bond         Donaldson, Lufkin & Jenrette                  30,115.262        48.76%
Fund-Class B           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998

Intermediate Muni      Donaldson, Lufkin & Jenrette                 187,349.142        12.21%
Bond Fund-             Securities Corp. Inc.
Class A                P.O. Box 2052
                       Jersey City, NJ 07399

Intermediate           Donaldson, Lufkin & Jenrette                  25,711.355        49.25%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303

Michigan               James J. Donahey                             105,061.576         6.35%
Municipal Bond         Pat J. Donahey JT Ten
Fund-Class A           421 Highland
                       Ann Arbor, MI 48104

Michigan               Donaldson, Lufkin & Jenrette                  22,233.395        93.30%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303-9998

Money Market           Corelink Financial Services                  420,141.590        86.15%
Fund-                  P.O. Box 4054
Class B                Concord, CA 94524-4054


                                     -37-


                                                                                   Percentage of
                                                                  Number of         Outstanding
Fund                   Name and Address                             Shares            Shares
----                   ----------------                           ---------        -------------
Money Market           Automated Cash  Management               372,674,089.990        21.95%
Fund-                  System
Class I                9000 Haggerty Road
                       Belleville, MI 48111-1632

                       First Chicago NBD TTEE                   149,575,542.110         8.81%
                       First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740




                  As of May 31, 1997, Trussal & Co., a nominee of NBD's Trust Division, 900 Tower Drive, 10th Floor, Troy, Michigan 48098, held of record 37.43%, 17.65%, 46.25%, 22.80%, 71.70%, 82.06%, 75.49%, 88.92%,
59.39%, 80.16%, 72.12%, 95.66%, 68.99%, 24.93%, 72.33% and 36.69%,
respectively, of the outstanding shares of the Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond, Municipal Bond, Michigan Municipal Bond and Money Market Funds, respectively. As of May 31, 1997, Eagle & Co., a nominee of American National Bank and Trust Company, 1 North LaSalle Street, 3rd Floor, Chicago, Illinois 60602, held of record 91.95%, 46.77%, 69.63%, 34.57%, 6.93%, 90.44%, 16.43% and 13.11%,
respectively, of the outstanding shares of the Equity Income, Growth, Small-Cap Opportunity, International Equity, Intrinsic Value, Income, Bond and Intermediate Bond Funds, respectively.


                  When issued for payment as described in the Funds' Prospectus and this Additional Statement, shares of the Funds will be fully paid and non-assessable by the Trust.

                  The Declaration of Trust provides that the Trustees, officers, employees and agents of the Trust will not be liable to the Trust or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                   ADDITIONAL INFORMATION CONCERNING TAXES

Taxes In General

               The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

               Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

               In addition to satisfaction of the Distribution Requirement, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

               Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940
Act);
                                     -39-

(2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

               Each Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Fund shares, if a shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

               Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains are taxable at a maximum marginal rate of 28%. For corporations, long term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

               A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

               If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

               Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the
                                     -40-

Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

               As of December 31, 1996, the following Funds had capital loss carryforwards and related expiration dates as follows:

  Fund                              2002          2003         2004         Total
  ----                              ----          ----         ----         -----
International Equity Fund               --        97,147     1,083,369     1,180,516
Intermediate Bond Fund           3,916,956     2,190,497       168,406     6,275,859
Bond Fund                      $15,659,343   $ 1,041,792   $        --   $16,701,135
Income Fund                             --            --        30,819        30,819
Municipal Bond Fund                 96,878       333,098     1,928,844     2,358,820
Michigan Municipal Bond Fund        29,400            --        94,571       123,971


               Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

               As described above and in the Prospectus, the Municipal Bond Funds are designed to provide investors with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R.
10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

               Each Municipal Bond Fund's policy is to pay each year as federal exempt-interest dividends substantially all of its Municipal Obligations interest income net of certain deductions. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year.

               A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry a Municipal Bond Fund's shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes.


Michigan Taxes

               As stated in the Prospectuses, dividends paid by a Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that a Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government obligations (or are derived from short-term or long-term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

               In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended ("Michigan Income Tax Act"), from Michigan intangibles tax under Act No. 301, Public Acts of Michigan, 1939, as amended ("Michigan Intangibles Tax Act") and from Michigan single business tax under Act. No. 228, Public Acts of Michigan, 1975, as amended ("Michigan Single Business Tax Act"). The Michigan Income Tax Act levies a flat rate income tax on individuals, estates and trusts. The Michigan Intangibles Tax Act levies a tax on the ownership of intangible personal property of individuals, estates, trusts and certain corporations. The Single Business Tax Act levies a tax of 2.30% upon the "adjusted tax base" of most individuals, financial institutions, partnerships, joint ventures, corporations, estates and trusts engaged in "business activity" as defined in the Act.

               The transfer of Fund shares by a shareholder is subject to Michigan taxes measured by gain on the sale, payment or other disposition thereof. In addition, the transfer of Fund shares by a shareholder may be subject to Michigan estate or inheritance tax under Act No. 188, Public Acts of Michigan, 1899, as amended ("Michigan Estate Tax").

               The foregoing is only a summary of some of the important Michigan state tax considerations generally affecting the Michigan Municipal Bond Fund and its shareholders. No attempt has been made to present a detailed explanation of the Michigan state tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in this Fund should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own Michigan state tax situation, in general.


                                  MANAGEMENT

Trustees and Officers of the Trust

               The Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are set forth below. Each Trustee has an address at Pegasus Funds, c/o NBD Bank, 900 Tower Drive, Troy, Michigan 48098. Each Trustee also serves as a trustee of Pegasus Variable Annuity Fund, a registered investment Company advised by the Investment Adviser.

Will M. Caldwell, Trustee

Retired; Executive Vice President, Chief Financial Officer and Director, Ford Motor Company (1979-1985); Director, First Nationwide Bank (1986-1991); Director, Air Products & Chemicals, Inc. (1985-1996); Director, Zurich Holding Company of America (since 1990); Director, The Batts Group, Ltd. (since 1986); Trustee and Vice Chairman, Detroit Medical
Center (1986-1991); Trustee, Pegasus Variable Annuity Fund. He is 71 years old.


Nicholas J. De Grazia, Trustee


Business Consultant (1997); Consultant, Lionel L.L.C. (1995-1996);
President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (1986-1995), Polymer
Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (1992-1995), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Variable Annuity Fund. He is 54 years old.


John P. Gould, Trustee, Chairman of the Board

Executive Vice President of Lexecon Inc. (since 1995); Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since 1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Variable Annuity Fund. He is 58 years old.

Marilyn McCoy, Trustee


Vice President of Administration and Planning of Northwestern University (since 1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Mather Foundation and Metropolitan Family Services; member of Economic Club of Chicago and Chicago Network; Trustee, Pegasus Variable Annuity Fund. She is 49 years old.


Julius L. Pallone, Trustee


President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974-1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Technological University (since 1982); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Variable Annuity Fund. He is 67 years old.


*Donald G. Sutherland, Trustee and President

Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Variable Annuity Fund. He is 68 years old.

Donald L. Tuttle, Trustee

Vice President (since 1995), Senior Vice President (1992-1995), Association for Investment Management and Research; Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981-1985); Trustee, Pegasus Variable Annuity Fund. He is 62 years old.

Mark A. Dillon, Vice President


An employee of the Distributor. He is 35 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Alaina Metz, Vice President

An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance Capital Management L.P. in New York. She is 30 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

D'Ray Moore, Treasurer

An employee of the Distributor. She is 38 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

W. Bruce McConnel, III, Secretary

Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia,
Pennsylvania. He is 54 years old, and his address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107

* Denotes Interested Trustee

  ---------------------------------------

               For so long as the plan described in the section captioned "Distribution and Shareholder Services Plans" remains in effect, the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

               Each Trustee receives from the Trust and Pegasus Variable Annuity Fund a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the investment portfolios of the Trust and Pegasus Variable Annuity Fund based on their relative net assets. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.

               The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ended December 31, 1996:


                                                                    (3)
                                                                   Total
                                                                Compensation
                                            (2)                 From Trust and
                                         Aggregate              Fund Complex**
            (1)                        Compensation             Paid to Board
   Name of Board Member                 from Trust*                Member
   --------------------                ------------             --------------
Will M. Caldwell, Trustee                 $31,000                $31,000(2)+

Nicholas J. DeGrazia, Trustee             $24,750                $24,750(2)+

John P. Gould, Trustee and                $25,813                $41,313(4)+
 Chairman of the Board

Earl I. Heenan, Jr., +++                  $26,625                $26,625(2)+
 Trustee

Marilyn McCoy, Trustee                    $22,750                $37,250(2)+

Julius L. Pallone, Trustee ++             $31,000                $31,000(2)+

Donald G. Sutherland, ++                  $35,000                $35,000(2)+
 Trustee and President

Donald L. Tuttle, Trustee ++              $29,000                $29,000(2)+

Eugene C. Yehle, Trustee +++              $18,500                $18,500(2)+

----------------------

*  Amount does not include reimbursed expenses for attending Board meetings.

** The Fund Complex for the fiscal year ended December 31, 1996, consisted of the Trust, Pegasus Variable Annuity Fund, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

+ Total number of investment companies in the Fund Complex from which the Trustee received compensation for serving as a trustee.

++ Deferred compensation in the amounts of $7,313, $24,750, $31,000 and $35,000 accrued during Pegasus Funds' fiscal year ended December 31, 1996 for Messrs. Heenan, DeGrazia, Pallone and Sutherland, respectively.

+++ Messrs. Heenan and Yehle resigned as Trustees of the Trust and the Pegasus Variable Annuity Fund as of July 13, 1996. In addition, Mr. Heenan had been the Chairman of the Board and President and Mr. Yehle had been the Treasurer.

--------------------------------

               The Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund as of May 31, 1997.


Investment Adviser

               Information about the Investment Adviser and its duties and compensation as investment adviser is contained in the Prospectus. In addition, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities

(excluding capital gains and losses, if any). The Investment Adviser has informed the Trust's Board of Trustees that since the inception of the Trust neither it nor any of its affiliates has engaged in and received compensation for any transactions involving lending of portfolio securities. Furthermore, neither the Investment Adviser nor any of its affiliates will do so unless permitted by the SEC or SEC staff.

               The Investment Adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Trust. Joint purchase of investments for the Trust and for the Investment Adviser's own investment portfolios will not be made. The Investment Adviser's and its affiliates' respective commercial banking departments may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Trust, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Trust.

               From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investment operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, the Trust paid the Investment Adviser fees for advisory services on behalf of each Fund and the Money Market Fund, and the Investment Adviser reimbursed each Fund for certain operating expenses, as follows:

                                        Advisory Fees Paid       Expenses Reimbursed
                                        ------------------       -------------------
Managed Assets Conservative Fund             $  189,293                 $ 38,616
Managed Assets Balanced Fund                 $  294,755                 $ 56,597
Managed Assets Growth Fund                   $      357                 $    280
Equity Income Fund                           $  794,924                 $ 66,325
Growth Fund                                  $1,423,281                 $ 67,208
Mid-Cap Opportunity Fund                     $1,467,224                       --
Small-Cap Opportunity Fund                   $  405,651                 $ 56,427
Intrinsic Value Fund                         $  691,537                       --
Growth and Value Fund                        $1,531,967                       --
Equity Index Fund                            $  280,393                 $ 26,973
International Equity Fund                    $1,206,664                 $ 26,973
Intermediate Bond Fund                       $  675,868                 $ 49,186
Bond Fund                                    $1,142,259                 $ 49,503
Short Bond Fund                              $  200,474                 $ 29,453
Income Fund                                  $  282,194                 $ 16,303
International Bond Fund                      $  160,317                 $121,072
Municipal Bond Fund                          $  640,639                 $108,706
Intermediate Municipal Bond Fund             $  784,244                 $ 69,264
Michigan Municipal Bond Fund                 $   77,238                 $ 11,150
Money Market Fund                            $2,613,801                 $180,817


               For the period from January 1, 1996 through the date of each Fund's Reorganization, or September 23, 1996 in the case of those Funds not involved in a Reorganization, and for the fiscal years or periods ended December 31, 1995 and 1994, the

Trust paid NBD fees for advisory and administrative services under the previous investment advisory agreement with NBD on behalf of the following funds:

                                 January 1, 1996
                                   through the        December
                                  Reorganization/         31,         December 31,
                                September 23, 1996       1995             1994
                                ------------------    ---------       ------------
Managed Assets Balanced Fund        $  521,060        $  570,525        $  260,903
Mid-Cap Opportunity Fund            $3,397,900        $4,490,930        $3,670,337
Intrinsic Value Fund                $1,382,039        $1,817,833        $1,615,375
Growth and Value Fund               $3,718,231        $4,951,664        $4,032,266
Equity Index Fund                   $  444,727        $  411,792        $  329,438
International Equity Fund           $  594,989        $  529,312        $   20,568
Intermediate Bond Fund              $1,539,059        $2,650,418        $2,718,286
Bond Fund                           $2,021,339        $3,121,267        $3,200,907
Short Bond Fund                     $  708,692        $  650,298        $  112,091
Michigan Municipal Bond Fund        $  231,258        $  327,020        $  286,599
Money Market Fund                   $5,373,325        $7,225,557        $5,926,507


               For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995 and 1994, NBD reimbursed the Trust for certain expenses on behalf of the Michigan Municipal Bond Fund as follows:

                                 January 1, 1996
                                   through the        December
                                  Reorganization/         31,         December 31,
                                September 23, 1996       1995             1994
                                ------------------    ---------       ------------
Michigan Municipal Bond Fund        $ 34,535          $ 119,481         $ 120,000


For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995 and 1994, NBD voluntarily waived advisory fees on behalf of the Michigan Municipal Bond Fund as follows:


                                 January 1, 1996
                                   through the        December
                                  Reorganization/         31,         December 31,
                                September 23, 1996       1995             1994
                                ------------------    ---------       ------------
Michigan Municipal Bond Fund           N/A               N/A            $ 108,612



      Prior to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds' current advisory agreement, FCNIMCO provided advisory services to such Funds. For the period from January 1, 1996 through the date of each Fund's Reorganization, and for the fiscal period from January 17, 1995 (effective date of the following Funds' investment advisory agreement with FCNIMCO) through December 31, 1995, the Funds paid FCNIMCO fees for advisory services and FCNIMCO voluntarily waived advisory fees as follows:

                                                  Advisory                       Advisory
                                                 Fees Paid                       Fees Paid
                               Annual Fee        January 1,                     January 17,
                              Payable As a %        1996         Advisory Fees  1995 through   Advisory Fees
                               of Average        through the        Waived      December 31,      Waived
                            Daily Net Assets   Reorganization        1996           1995           1995
                            ----------------   --------------    -------------  ------------   -------------
Managed Assets Conservative Fund  .65%            $  222,625       $ 95,432     $  142,517     $  178,658
Equity Income Fund                .50%            $  748,110       $233,127     $  829,039     $  277,716
Growth Fund                       .65%            $1,001,270       $245,346     $1,399,749     $  314,740
Small-Cap Opportunity Fund        .70%            $  346,745       $147,469     $  318,920     $  168,733
Income Fund                       .40%            $  538,380       $183,139     $  426,638     $  185,678
International Bond Fund           .70%            $   58,049       $160,438     $   10,617     $   68,517
Municipal Bond Fund               .40%            $  460,817       $273,829     $  565,821     $  304,953
Intermediate Municipal Bond Fund  .40%            $  776,919       $267,210     $  938,654     $  429,888

               Prior to January 17, 1995, FNBC provided management services to the Managed Assets Conservative, Income, Municipal Bond and Intermediate Municipal Bond Funds pursuant to a management agreement (the "Prior Management Agreement"). Under the terms of the Prior Management Agreement, the Funds agreed to pay FNBC a monthly fee at the annual rate of .65%, .60%,
 .40% and .40% of the value of each respective Fund's average daily net assets. For the fiscal year ended January 31, 1994 and the period from February 1, 1994 through January 17, 1995, no fees were paid by the Funds to FNBC pursuant to various undertakings by FNBC.

               Investment decisions for the Trust and other fiduciary accounts are made by FCNIMCO solely from the standpoint of the independent interest of the Trust and such other fiduciary accounts. FCNIMCO performs independent analyses of publicly available information, the results of which are not made publicly available. In making investment decisions for the Trust, FCNIMCO does not obtain information from any other division or department of the Investment Adviser or otherwise, which is not publicly available. FCNIMCO executes transactions for the Trust only with unaffiliated dealers but such dealers may be customers of the Investment Adviser's affiliates. The Investment Adviser may make bulk purchases of securities for the Trust and for other customer accounts (but not for its own investment portfolio), in which case the Trust will be charged a pro rata share of the transaction costs incurred in making the bulk purchase. See "Investment Objectives, Policies and Risk Factors - Portfolio Transactions" above.

               FCNIMCO has agreed as Investment Adviser that it will reimburse the Trust such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws.

               Under the terms of the Advisory Agreement, the Investment Adviser is obligated to manage the investment of each Fund's and the Money Market Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

               The Investment Adviser will not accept Trust shares as collateral for a loan which is for the purpose of purchasing Trust shares, and will not make loans to the Trust. Inadvertent overdrafts of the Trust's account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Trust by the Investment Adviser.

               Under the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.


               FCNIMCO is authorized by the Advisory Agreement to employ a sub-adviser(s) to assist it in the performance of its duties under the Advisory Agreement. Any such sub-adviser(s) are to be paid by FCNIMCO, not by the Funds, and FCNIMCO shall be fully responsible to the Trust for the acts and omissions of any such sub-advisers. FCNIMCO has entered into a sub-advisory agreement with Federated on behalf of the High Yield Bond Fund.

The Sub-Adviser

               Information about the Sub-Adviser and its duties and compensation is contained in the Prospectus. Federated, under the supervision of FCNIMCO, is obligated to manage the investment of the High Yield Bond Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

               Under the Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the High Yield Bond Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.


Administrators

               Pursuant to an Administration Agreement dated as of April 12, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement,

FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Funds average daily net assets.

               From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investments operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, FCNIMCO received from the Trust, as agent for the co-administrators, administration fees as follows:

Fund                                       Fee
----                                       ---
Managed Assets Conservative Fund       $   43,683
Managed Assets Balanced Fund           $   68,020
Managed Assets Growth Fund             $       82
Equity Income Fund                     $  238,477
Growth Fund                            $  382,992
Mid-Cap Opportunity Fund               $  366,806
Small-Cap Opportunity Fund             $   86,925
Intrinsic Value Fund                   $  172,884
Growth and Value Fund                  $  382,992
Equity Index Fund                      $  420,590
International Equity Fund              $  226,250
Intermediate Bond Fund                 $   34,354
Bond Fund                              $  416,965
Short Bond Fund                        $   85,917
Income Fund                            $  105,823
International Bond Fund                $   34,354
Municipal Bond Fund                    $  233,974
Intermediate Municipal Bond Fund       $  294,091
Michigan Municipal Bond Fund           $   28,964
Money Market Fund                      $1,161,735

               Prior to January 17, 1995, the Dreyfus Corporation ("Dreyfus") provided administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds pursuant to an administration agreement between FNBC and Dreyfus. FNBC and not the Funds paid Dreyfus for Dreyfus' services. On January 17, 1995, FCNIMCO began providing administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds. Under the terms of this prior administration agreement, FCNIMCO was entitled to a fee, paid monthly, at an annual rate of .15% of each Fund's average daily net assets. For the period January 17, 1995 through December 31, 1995, each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds paid FCNIMCO fees for administrative services, under the Funds' prior administration agreement, as follows:


                                               Administration        Administration
                                                 Fees Paid             Fees Waived
                                               --------------        --------------
Managed Assets Conservative Fund                  $ 70,857                   $0
Equity Income Fund                                $332,027                   $0
Growth Fund                                       $395,652                   $0
Small-Cap Opportunity Fund                        $104,497                   $0
Income Fund                                       $229,619                   $0
International Bond Fund                           $ 12,551               $4,407
Municipal Bond Fund                               $310,972                   $0
Intermediate Municipal Bond Fund                  $475,635                   $0


               The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FCNIMCO, or BISYS in the performance of their obligations or from reckless disregard by any of them of their obligations and duties under the Administration Agreement.

               In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO and BISYS will bear such excess expense to the extent required by state law.

               The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of the Fund's net assets increases.


Distribution and Shareholder Servicing Plans

               As stated in the Prospectus, the Trust may enter into Servicing Agreements with Service Agents which may include the Investment Adviser and its affiliates. The Servicing Agreements provide that the Service Agents will render shareholder administrative support services to their customers who are the beneficial owners of Fund shares in consideration for the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by such customers and held by the Service Agents and, at the Trust's option, it may reimburse the Service Agents' out-of-pocket expenses. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Trust. Banks acting as Service Agents are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However,

Service Agents other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares.

               Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board of Trustees has adopted such a plan (the "Plan") with respect to each Fund's Class B Shares, pursuant to which each Fund pays the Distributor a fee of up to 0.75% of the average daily net asset value attributable to such Shares for advertising, marketing and distributing such Shares and for the provision of certain services to the holders of such Shares. Under the Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of such Shares.

               The Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Plan and in connection with the Trust's arrangements with Service Agents and the purposes for which the expenditures were made. In addition, such arrangements are approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

               Any material amendment to the Plan and the Trust's arrangements with Service Agents under the Shareholder Servicing Agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

               As stated in the Prospectus for the Funds, the Trust has implemented the Servicing Plan described above with respect to Class A and Class B shares of the Funds only and the Plan with respect to Class B shares of the Funds only. The Trust will enter into shareholder servicing agreements with Service Agents pursuant to which services to their customers who beneficially own Class A and Class B shares of the Funds in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. The Trust has allocated the Servicing Fees which are attributable to the Class A and Class B shares exclusively to such shares and the Distribution Fees which are attributable to the Class B shares exclusively to such shares.

Distributor

               The shares of the Funds are offered on a continuous basis through BISYS, which acts under the Distribution Agreement as Distributor for the Trust. As stated in the Prospectus, the Trust will allocate distribution fees which are attributable to the Class B shares in a Fund exclusively to such shares.

               The following table shows all sales loads, commissions and other compensation received by BISYS directly or indirectly from each of the Funds, and the Money Market Fund, during each Fund's fiscal year or period ended December 31, 1996.

                                                                     Brokerage
                                                                     Commis-
                                    Net Under-                       sions in
                                    writing Dis-   Compensation      connection    Other
                                    counts and     on Redemption     with Fund     Compen-
                                    Commissions(1) and Repurchase(2) Transactions  sation(3)
                                    -------------- ----------------- ------------  ---------
Managed Assets Conservative Fund*        $17,318        $ 6,913        $     0      $31,043
Managed Assets Balanced Fund             $ 3,351        $11,950        $     0      $ 3,720
Managed Assets Growth Fund               $     1        $    --        $     0      $     4
Equity Income Fund*                      $ 5,450        $ 2,246        $     0      $ 9,855
Growth Fund*                             $ 2,921        $    21        $     0      $ 5,631
Mid-Cap Opportunity Fund                 $ 3,191        $    59        $     0      $   129
Small-Cap Opportunity Fund*              $ 1,566        $    --        $     0      $   363
Intrinsic Value Fund                     $ 1,184        $     1        $     0      $   147
Growth and Value Fund                    $ 1,981        $    39        $     0      $   160
Equity Index Fund                        $   535        $    --        $     0      $   102
International Equity Fund                $ 4,109        $   491        $     0      $ 4,944
Intermediate Bond Fund                   $   610        $    --        $     0      $ 1,542
Bond Fund                                $ 1,349        $ 1,561        $     0      $   756
Short Bond Fund                          $    52        $    --        $     0      $    51
Income Fund*                             $   294        $ 1,405        $     0      $ 1,811
International Bond Fund*                 $    29        $    --        $     0      $    82
Municipal Bond Fund*                     $ 2,307        $    --        $     0      $ 3,531
Intermediate Municipal Bond Fund*        $   499        $    --        $     0      $ 4,204
Michigan Municipal Bond Fund             $   721        $    --        $     0      $   118
Money Market Fund                        $     0        $    --        $     0      $ 1,274

----------------------
(1) Represents amounts received from front-end sales charge on A Shares.

(2) Represents amounts received from contingent deferred sales charges on B Shares and certain redemptions of A Shares. The basis on which such sales charges are paid is described in the Prospectus.

(3) Represents the payments made under the Shareholder Servicing Plans and the Plan (see "Management -- Distribution and Shareholder Servicing Plans") and retained by BISYS. In addition, BISYS received $1,825,233 in administration fees.

* Includes front end sales charges, contingent deferred sales charges, Shareholder Servicing fees and Distribution fees received by Concord Financial Group, Inc. an indirect affiliate of BISYS and the distributor of Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

               Prior to August 26, 1996 (September 16, 1996 for the Money Market Fund), the Funds' shares were offered on a continuous basis through First of Michigan Corporation ("FoM") and Essex National Securities, Inc. ("Essex") as co-distributors of the Trust. For the period January 1, 1996 through August 25, 1996 (September 15, 1996 for the Money Market Fund), the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, Michigan Municipal Bond and Money Market Funds paid FoM and Essex for their services the following fees:


                                    Fees to FoM          Fees to Essex
                                    -----------          -------------
Managed Assets Balanced Fund          $ 2,762                $ 6,489
Mid-Cap Opportunity Fund              $18,360                $41,964
Intrinsic Value Fund                  $ 8,248                $11,101
Growth and Value Fund                 $21,865                $31,051
Equity Index Fund                     $22,759                $ 2,561
International Equity Fund             $ 4,800                $   935
Intermediate Bond Fund                $12,528                $ 7,070
Bond Fund                             $18,850                $19,632
Short Bond Fund                       $ 5,632                $   487
Michigan Municipal Bond Fund          $   160                $12,967
Money Market Fund                     $76,683                $60,486

-----------------

               For the period January 1, 1996 through August 26, 1996 (September 16, 1996 for the Money Market Fund) and for the fiscal years ended December 31, 1995 and 1994, neither FoM nor Essex incurred any expenses with respect to each of the Funds for the printing and mailing of prospectuses to other than current shareholders.

               Prior to the date of the Reorganization of each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Intermediate Municipal Bond, Growth and Municipal Bond Funds, were distributed by Concord Financial Group, Inc., an indirect affiliate of BISYS.

               For the fiscal year or period ended December 31, 1996, the Funds made the following payments under the Plan with respect to Class B shares of the indicated Fund, all of which was retained by BISYS or Concord:

                                      Amount of    Amount of
                                     12b-1 Fees   12b-1 Fees
                                       Paid to      Paid to
                                        BISYS       Concord
                                     ----------   ----------
Managed Assets Conservative Fund       $18,370      $12,104
Managed Assets Balanced Fund           $ 3,706      $ 3,903
Managed Assets Growth Fund             $     4           --
Equity Income Fund                     $ 6,285      $ 3,545
Growth Fund                            $ 3,447      $ 2,153
Mid-Cap Opportunity Fund                    --           --
Small-Cap Opportunity Fund             $   248      $    98
Intrinsic Value Fund                   $   140           --
Growth and Value Fund                  $   138           --
Equity Index Fund                      $    87           --
International Equity Fund              $ 2,035      $ 2,128
Intermediate Bond Fund                 $   123      $ 1,413
Bond Fund                              $   516      $   211
Short Bond Fund                        $    51           --
Income Fund                            $ 1,800           --
International Bond Fund                $    53      $    16
Municipal Bond Fund                    $ 1,985      $ 1,382
Intermediate Municipal Bond Fund       $ 2,114      $ 1,519
Michigan Municipal Bond Fund           $   113           --
Money Market Fund                      $   238      $   457

               These amounts were used by BISYS and Concord to finance sales commissions to brokers selling Class B Shares.

               For the fiscal year or period ended December 31, 1996, the fee paid under the Shareholder Services Plan with respect to Class A and Class B Shares of the indicated Fund was as follows:

                                       Amount of Fee Paid
                                      ---------------------
                                      Class A       Class B
                                      -------       -------
Managed Assets Conservative Fund      $145,108      $ 10,476
Managed Assets Balanced Fund          $ 25,472      $  1,520
Managed Assets Growth Fund            $     10      $      5
Equity Income Fund                    $ 14,428      $  3,283
Growth Fund                           $ 23,830      $  1,869
Mid-Cap Opportunity Fund              $ 91,946      $     31
Small-Cap Opportunity Fund            $  5,663      $    116
Intrinsic Value Fund                  $ 22,327      $     47
Growth and Value Fund                 $ 62,159      $     46
Equity Index Fund                     $ 18,760      $     29
International Equity Fund             $  9,300      $  1,253
Intermediate Bond Fund                $ 14,337      $     40
Bond Fund                             $ 41,642      $    194
Short Bond Fund                       $    951      $     17
Income Fund                           $ 17,824      $  1,074
International Bond Fund               $  2,168      $     25
Municipal Bond Fund                   $ 66,864      $  1,124
Intermediate Municipal Bond Fund      $ 45,383      $  1,213
Michigan Municipal Bond Fund          $ 21,030      $     38
Money Market Fund                     $851,719      $    154


Custodian

               As Custodian for the Trust, NBD (i) maintains a separate account or accounts in the name of each Fund, (ii) collects and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the portfolio securities of each Fund, and (iv) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

               For its services as Custodian, NBD is entitled to receive from the Funds at the following annual rates based on the aggregate market value of such Funds' portfolio securities, held as Custodian: .03% of the first $20 million; .025% of the next $20 million; .02% of the next $20 million; .015% of the next $40 million; .0125% of the next $200 million; and .01% of the balance over $300,000,000. NBD will receive an annual account fee of $1,000 and $1.54 per month per asset held in each of these Funds. In addition, NBD, as Custodian, is entitled to receive $50 for each cash statement and inventory statement and $13 for each pass-through certificate payment, $35 for each option transaction requiring escrow receipts and $20 for all other security transactions.

                             INDEPENDENT AUDITORS

               Arthur Andersen LLP, independent public accountants, 500 Woodward Avenue, Detroit, Michigan 48226-3424, serves as auditors for the Trust. Ernst & Young LLP served as independent auditors for the Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. The audited financial statements and notes thereto for each Fund for the fiscal year or period ended December 31, 1996 are contained in the Trust's Annual Report to Shareholders dated December 31, 1996 and are incorporated by reference into this Statement of Additional Information. The December 31, 1996 financial statements and notes thereto have been audited by Arthur Anderson LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements for periods or years prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds were audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The financial statements for periods or years prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds were audited by Arthur Andersen LLP. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the reports of Arthur Andersen LLP and Ernst & Young LLP, independent auditors, given on the authority of said firms as experts in auditing and accounting.

               Unaudited financial statements and notes thereto for the Managed Assets Growth Fund are included in this Additional Statement.

                                   COUNSEL

               Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust.

                    ADDITIONAL INFORMATION ON PERFORMANCE

               From time to time, the total return of each class of shares of each Fund and the yield of each class of shares of the Asset Allocation, Bond and Municipal Bond Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling (800) 688-3350.

               Yield Calculations. A Fund's yield is calculated by dividing the Fund's net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                     a-b
                                            6
                      Yield = 2 [(----- + 1)  - 1]
                                      cd

               Where:         a =   dividends and interest earned during
                                    the period.

                              b = expenses accrued for the period (net of reimbursements).

                              c =   the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends.

                              d = maximum offering price per share on the last day of the period.

               For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

               Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

               For the 30-day period ended December 31, 1996, the yields, calculated as set forth above, for the Funds were as follows:

                                  Class A         Class B       Class I
                                  -------         -------       -------
                             With Sales Load
                             ---------------
Intermediate Bond Fund             6.01%           5.38%         6.44%
Bond Fund                          6.10%           5.61%         6.64%
Short Bond Fund                    5.09%           4.31%         5.40%
Income Fund                        5.48%           4.38%         5.91%
Municipal Bond Fund                4.45%           3.93%         4.89%
Intermediate Municipal Bond Fund   3.89%           3.27%         4.26%
Michigan Municipal Bond Fund       4.34%           3.84%         4.84%

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

               In addition, the Municipal Bond Funds may advertise their standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the yield (as calculated above) that is exempt from income tax by one minus a stated income tax rate; and (b) adding the figure resulting from
(a) above to that portion, if any, of the yield that is not tax-exempt.

               The tax-equivalent yields for the Municipal Bond Funds for the 30-day period ended December 31, 1996 (assuming a 39.6% federal tax rate for each Fund and a 4.4% Michigan income tax rate for the Michigan Municipal Bond
Fund) were as follows:

                                 Class A             Class B            Class I
                                 -------             -------            -------
                             With Sales Load
                             ---------------
Municipal Bond Fund                7.37%              6.51%               8.10%
Intermediate Municipal Bond Fund   6.44%              5.41%               7.05%
Michigan Municipal Bond Fund       7.82%              6.86%               8.64%

               Total Return Calculations. Each Fund computes its "average annual total return" for a class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                         1/n
                                     ERV
                             T =  [(-----) - 1]
                                     P

               Where:     T =       average annual total return.

                          ERV =     ending redeemable value at the end of
                                    the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                            P =     hypothetical initial payment of $1,000.

                            n =     period covered by the computation,
                                    expressed in terms of years.

               The Funds compute their aggregate total returns for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                        ERV
                             T =   (------) - 1
                                         P

               The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period, and include all recurring fees charged to all shareholder accounts, assuming an account size equal to a Fund's mean (or median) account size for any fees that vary with the size of the account. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computation. Each Fund's average annual total return may reflect the deduction of the maximum sales load imposed on purchases.

               The aggregate total returns for the Funds or predecessor funds, as the case may be, for the period since commencement of operations through the period ended December 31, 1996 are shown below:


                              Aggregate Total  Aggregate Total
                              Return From      Return From
                              Inception        Inception
                              Through          Through
                              12/31/96 (with   12/31/96 (with-
                              Deduction of     out Deduction
                              Maximum Sales    for Any Sales      Inception
                              Charge)          Charge)            Date
                              ---------------  ----------------   ---------
Managed Assets Conservative
  Fund*(1)
     Class A                      211.77%        228.17%          01/23/86
     Class B                       28.52%         32.52%          03/03/95
     Class I                       35.33%                         03/03/95

Managed Assets Balanced Fund*
     Class A                      -29.56%         36.38%          01/01/94
     Class B                        2.28%          7.29%          08/26/96
     Class I                       36.44%                         01/01/94

Equity Income Fund(1)
     Class A                       42.06%         54.80%          01/27/95
     Class B                       48.50%         52.50%          01/27/95
     Class I                       53.76%                         01/27/95

Growth Fund(2)
     Class A                      -48.31%         56.11%          01/27/95
     Class B                       49.74%         53.74%          01/27/95
     Class I                       56.92%                         01/27/95

Mid-Cap Opportunity Fund
     Class A                     -101.14%        111.72%          09/23/96
     Class B                        3.07%          7.94%          09/23/96
     Class I                      135.44%                         06/01/91

Small-Cap Opportunity Fund(1)
     Class A                      -47.71%         55.48%          01/27/95
     Class B                       49.98%         53.98%          01/27/95
     Class I                       57.13%                         01/27/95

Intrinsic Value Fund
     Class A                      -74.35%         83.52%          01/27/95
     Class B                        3.42%          8.42%          09/23/96
     Class I                      104.49%                         06/01/91

Growth and Value Fund
     Class A                      -74.93%         84.13%          05/01/92
     Class B                        1.34%          6.10%          09/23/96
     Class I                       92.21%                         06/01/91

Equity Index Fund
     Class A                      -92.73%         98.69%          07/10/92
     Class B                        5.04%          8.09%          09/23/96
     Class I                       98.80%                         07/10/92

International Equity Fund
     Class A                      -13.90%         19.89%          12/03/94
     Class B                       -2.38%          2.62%          08/26/96
     Class I                       20.21%                         12/03/94

Intermediate Bond Fund
     Class A                      -32.24%         36.33%          05/01/92
     Class B                        0.50%          3.50%          09/23/96
     Class I                       49.20%                         06/01/91

Bond Fund
     Class A                      -38.00%         44.50%          05/01/92
     Class B                       -0.71%          4.29%          08/26/96
     Class I                       58.96%                         06/01/91


                                     -61-



                              Aggregate Total  Aggregate Total
                              Return From      Return From
                              Inception        Inception
                              Through          Through
                              12/31/96 (with   12/31/96 (with-
                              Deduction of     out Deduction
                              Maximum Sales    for Any Sales      Inception
                              Charge)          Charge)            Date
                              ---------------  ----------------   ---------
Short Bond Fund
     Class A                       13.91%         15.06%          09/17/94
     Class B                        0.57%          1.57%          09/23/96
     Class I                        6.36%                         09/17/94

Income Fund(1)
     Class A                       20.05%         23.76%          03/05/93
     Class B                        5.73%          3.57%          05/31/95
     Class I                       24.58%                         03/05/93

International Bond Fund(1)
     Class A                       22.13%         27.88%          01/27/95
     Class B                       22.94%         26.94%          01/27/95
     Class I                       29.41%                         01/27/95

Municipal Bond Fund(3)
     Class A                       93.16%        102.26%          03/01/88
     Class B                        7.41%         11.41%          04/04/95
     Class C                       18.49%                         02/01/95

Intermediate Municipal Bond
  Fund(1)
     Class A                       82.28%         87.91%          03/01/88
     Class B                       10.41%         13.41%          01/30/95
     Class I                        7.96%                         01/30/95

Michigan Municipal Bond Fund
     Class A                       20.17%         25.83%          02/01/93
     Class B                       -2.55%          2.45%          09/23/96
     Class I                       25.98%                         02/01/93

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Income, International Bond and Intermediate Municipal bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1988, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively.

(2) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.

(3) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.


               The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Literature") total return figures that are not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Funds' total returns with data published by Lipper Analytical Services, Inc., Morningstar, CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Funds may calculate their returns for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

               From time to time, references to the Funds may appear in advertisements and sales literature for certain products or services, offered by the Investment Adviser, its affiliates or others, through which it is possible to invest in one or more of the Funds, such as the Pegasus Architect wrap account, the Pathmaker variable annuity, and First Choice, First Choice Pegasus and First Choice Select 401(k) products.

               The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

               The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, risk and volatility assessments, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements for each Asset Allocation Fund may include a discussion of the target asset allocation ranges and of the Underlying Funds and the expected ranges of investment in each of the Underlying Funds and may include a discussion of the current and foreseeable investment ranges of the target asset allocation and the Underlying Funds. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the view of the Trust as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  APPENDIX A


Commercial Paper Ratings

               A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

               "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

               "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

               "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

               "B" - Issues are regarded as having only a speculative capacity for timely payment.

               "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

               "D" - Issues are in payment default.


               Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

               "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

               "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

               "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

               "Not Prime" - Issuers do not fall within any of the Prime rating categories.


               The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

               "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

               "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

               "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

               "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

               "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

               "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

               "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

               Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

               "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

               "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

               "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

               "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

               "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

               "D" - Securities are in actual or imminent payment default.

               Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


               Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

               "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

               "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

               "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

               "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


               IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

               "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

               "A1" - Obligations are supported by the highest capacity for timely repayment.

               "A2" - Obligations are supported by a good capacity for timely repayment.

               "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

               "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

               "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

               The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

               "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

               "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

               "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

               "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

               "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

               "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

               "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               "CI" - This rating is reserved for income bonds on which no interest is being paid.

               "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

               "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

        The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

               "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

               "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

               "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

               Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

               (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


               Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

               The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

               "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

               "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

               "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

               "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

               "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

               To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


               The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

               "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

               "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

               "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

               "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

               To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

               IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

               "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

               "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

               "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

               "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

               "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

               IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


               Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

               "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

               "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

               "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

               "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

               "D" - This designation indicates that the long-term debt is in default.

               PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.



Municipal Note Ratings


               A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

               "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

               "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

               "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


               Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

               "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

               "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

               "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

               "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


               Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B


               As stated in their Prospectus, each of the Funds may enter into futures contracts and related options for hedging purposes.


I.  Interest Rate Futures Contracts

               Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to hedge against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

               Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


               Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

               Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

               A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.


               Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Investment Adviser wishes to hedge the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Investment Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.


               In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

               The Investment Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being hedged, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

               If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.


               Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to hedge the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

               For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Investment Adviser wishes to hedge the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Investment Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

               The Investment Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

               If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

               In each transaction, expenses would also be incurred.


II.  Index Futures Contracts


               A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.

Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

               The Equity Funds may sell index futures contracts in order to hedge against a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to hedge against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds may purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

               In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to hedge against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

               The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE: Buy the Future
              Hedge Objective: Protect Against Increasing Price


                Portfolio                                 Futures
                ---------                                 -------


                                                   -Day Hedge is Placed-

Anticipate Buying $62,500                   Buying 1 Index Futures
         Equity Fund                        at 125
                                                   Value of Futures =
                                                             $62,500/Contract

                                                   -Day Hedge is Lifted-

Buy Equity Fund with                        Sell 1 Index Futures at 130
        Actual Cost = $65,000                      Value of Futures = $65,000/
Increase in Purchase Price =                       Contract
        $2,500                              Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
                  Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0


                Portfolio                                 Futures
                ---------                                 -------

                                          -Day Hedge is Placed-

Anticipate Selling $1,000,000                    Sell 16 Index Futures at 125
     Equity Portfolio                            Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-

Equity  Portfolio-Own                            Buy 16 Index Futures at 120
     Stock with Value = $960,000                 Value of Futures = $960,000
     Loss in Portfolio Value = $40,000    Gain on Futures = $40,000


               If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 ANTICIPATORY PURCHASE HEDGE: Buy the Future
              Hedge Objective: Protect Against Increasing Price


                Portfolio                                 Futures
                ---------                                 -------

                                       -Day Hedge is Placed-

Anticipate Buying $62,500              Buying 1 Index Futures at 125
        Equity Portfolio                      Value of Futures = $62,500/
                                                     Contract

                                       -Day Hedge is Lifted-

Buy Equity Portfolio with              Sell 1 Index Futures at 120
        Actual Cost = $60,000                 Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                  Contract
                                              Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
                  Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0


                Portfolio                                 Futures
                ---------                                 -------

                                         -Day Hedge is Placed-

Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
        Equity Portfolio                        Value of Futures = $1,000,000

                                         -Day Hedge is Lifted-

Equity Portfolio-Own                     Buy 16 Index Futures at 130

        Stock with Value = $1,040,000           Value of Futures = $1,040,000
        Gain in Portfolio = $40,000      Loss of Futures = $40,000

III.  Margin Payments


               Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


IV.  Risks of Transactions in Futures Contracts


               There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.
It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

               Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

               In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts (or options), will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

               In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. With respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

               Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time.
In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

               Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

               Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


V.  Options on Futures Contracts


               Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.


VI.  Accounting and Tax Treatment


               Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

               Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures generally receive federal tax treatment similar to that described above.

               Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

               Some of the Funds' investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not a part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

               As described more fully in "Additional Information Concerning Taxes," a regulated investment company must derive less than 30% of its gross income from gains realized on the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES

                             As of March 31, 1997
                                 (Unaudited)

                                                      MANAGED ASSETS
                                                          GROWTH
                                                           FUND
                                                      --------------
ASSETS:
Investment in securities:
     At cost ........................................   $ 2,189,415
                                                        ===========
     At value .......................................   $ 2,153,902
Cash ................................................        88,550
Receivable for securities sold ......................            --
Receivable for shares sold ..........................       107,964
Income receivable ...................................         6,745
Deferred organization costs, net ....................            --
Prepaids and other assets ...........................        18,014
                                                        -----------
          TOTAL ASSETS ..............................     2,375,175
                                                        -----------
LIABILITIES:
Payable for securities purchased ....................       183,299
Accrued investment advisory fees ....................         1,041
Accrued transfer agent fees .........................            34
Accrued custodial fee ...............................           870
Administration fees payable .........................           240
Shareholder services fees payable
   (Class A Shares) .................................           141
Shareholder services fees payable
   (Class B Shares) .................................           120
12b-1 fees payable (Class B Shares) .................           361
Dividends payable ...................................         3,538
Payable for shares redeemed .........................            --
Other payables and accrued expenses .................         2,239
                                                        -----------
          TOTAL LIABILITIES .........................       191,883
                                                        -----------
          NET ASSETS ................................   $ 2,183,292
                                                        ===========
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets ..........................................   $   821,678
Capital shares ......................................        82,382
                                                        -----------
Net asset value per share ...........................          9.97
Maximum Sales Charge (1) ............................          0.50
                                                        ===========
Maximum offering price per share ....................   $     10.47
                                                        ===========
Class B Shares:
Net assets ..........................................   $   733,648
Capital shares ......................................        74,424
                                                        -----------
Net asset value per share ...........................   $      9.86
                                                        ===========
Class I Shares:
Net assets ..........................................   $   621,690
Capital shares ......................................        62,087
                                                        -----------
Net asset value per share ...........................   $     10.01
                                                        ===========
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of
    shares authorized, par value
    $.10 per share)  ................................   $    21,889
Additional paid-in capital ..........................     2,196,520
Accumulated undistributed net investment income .....           393
Accumulated undistributed net realized gains ........             3
Net unrealized depreciation on investments ..........       (35,513)
                                                        -----------
          NET ASSETS ................................   $ 2,183,292
                                                        ===========




(1) Sales charge is 5.00% of Maximum Offering Price.

               See accompanying notes to financial statements.


                                PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                           STATEMENT OF OPERATIONS

                  For the Three Months Ended March 31, 1997
                                 (Unaudited)

                                                  MANAGED ASSETS
                                                      GROWTH
                                                       FUND
                                                  --------------
INVESTMENT INCOME
    Interest ....................................   $  1,040
    Dividends ...................................     13,838
                                                    --------
        TOTAL INVESTMENT INCOME .................     14,878
                                                    --------
EXPENSES
    Investment advisory fees ....................      2,206
    Administration fees .........................        510
    Shareholder Services fees (Class A Shares) ..        250
    Shareholder Services fees (Class B Shares) ..        191
    12b-1fees (Class B Shares) ..................        574
    Professional fees ...........................      5,677
    Custodian fees ..............................      2,526
    Transfer and dividend disbursing agent fees .         98
    Registration, filing fees and other expenses         813
    Less:
        Expense reimbursement ...................     (8,613)
                                                    --------
         NET EXPENSES ...........................      4,232
                                                    --------
NET INVESTMENT INCOME ...........................     10,646
                                                    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
    Net realized gains on:
         Investment transactions ................          3
    Net change in unrealized depreciation on:
         Investment securities ..................    (43,059)
                                                    --------
        NET REALIZED AND UNREALIZED LOSSES
             ON INVESTMENTS .....................    (43,056)
                                                    --------
NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ............................   $(32,410)
                                                    ========

See accompanying notes to financial statements.


                                PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MANAGED ASSETS
                                                                           GROWTH
                                                                            FUND
                                                             ---------------------------------
                                                             For the three        For the
                                                              months ended     period ended
                                                             --------------  -----------------
                                                             March 31, 1996  Dec. 31, 1996 (1)
                                                             --------------  -----------------
                                                              (Unaudited)
FROM OPERATIONS:
  Net investment income  (loss) ............................   $    10,646    $       (42)
  Net realized gains (losses) on investment transactions ...             3             --
  Net change in unrealized depreciation on investments .....       (43,059)         7,546
                                                               -----------    -----------
  Net decrease in net assets from operations ...............       (32,410)         7,504
                                                               -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A Shares ........................................        (3,690)            --
     Class B Shares ........................................        (2,982)            --
     Class I Shares ........................................        (3,539)            --
                                                               -----------    -----------
     Total dividends from net investment income ............       (10,211)            --
                                                               -----------    -----------
  From realized gains
     Class A Shares ........................................            --             --
     Class B Shares ........................................            --             --
     Class I Shares ........................................            --             --
                                                               -----------    -----------
     Total distributions from realized gains ...............            --             --
                                                               -----------    -----------
    Total distributions ....................................       (10,211)            --
                                                               -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ..............................     1,534,894        678,805
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ..........................         6,672             --
                                                               -----------    -----------
                                                                 1,541,566        678,805
  Less: payments for shares redeemed .......................        (1,962)            --
                                                               -----------    -----------
  Net increase in net assets from capital share transactions     1,539,604        678,805
                                                               -----------    -----------
NET INCREASE IN NET ASSETS .................................     1,496,983        686,309
NET ASSETS:
  Beginning of period ......................................       686,309             --
                                                               -----------    -----------
  End of period ............................................   $ 2,183,292    $   686,309
                                                               ===========    ===========

(1) For the period December 18, 1996 (commencement of operations) through December 31, 1996.

               See accompanying notes to financial statements.


Pegasus Managed Assets Growth Fund
-------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
March 31, 1997
-------------------------------------------------------------------

              Description                      Shares  Market Value
              -----------                      ------  ------------
MUTUAL FUNDS - 100.00%
      Pegasus Bond Fund ................       48,270   $  484,628
      Pegasus Growth Fund ..............       16,193      201,928
      Pegasus Growth and Value Fund ....       42,303      605,785
      Pegasus International Bond Fund ..        5,310       53,847
      Pegasus International Equity Fund        24,224      282,700
      Pegasus Intrinsic Value Fund .....       20,397      282,700
      Pegasus Mid-Cap Opportunity Fund..        9,430      161,543
      Pegasus Small-Cap Opportunity Fund        6,037       80,771
                                                        ----------
TOTAL MUTUAL FUNDS .....................                $2,153,902
      (Cost $2,189,415)                                 ==========

                                PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)


(1)   Organization and Commencement of Operations

    The Pegasus Funds (Pegasus), formerly "The Woodward Funds", was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of March 31, 1997, the Trust consisted of twenty-six separate series, one of which was the Managed Assets Growth Fund which commenced on December 17, 1996.


(2)   Significant Accounting Policies

    The following is a summary of significant accounting policies followed by Pegasus in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments

    Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset value as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair pursuant to methods established in good faith by by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

    Investment security purchases and sales are accounted for on the day after trade date.

    Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

    Investment Income

    Dividends are recorded on the ex-dividend date.

    Federal Income Taxes

    It is Pegasus' policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains (losses) were recorded by the Fund.

    Shareholder Dividends

    Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code. However, to the extent that net realized capital gains of the Fund can be reduced by capital loss carryovers, if any, such gains will not be distributed.

    Deferred Organization Costs

    Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of the Fund.

    Concentration of Risk

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U. S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U. S. government securities.

    Expenses

    Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds in the Pegasus Trust are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them.

    Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expenses charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Pegasus or a change in expectations as to the level of actual expenses.


    Multiple Classes of Capital Shares of Beneficial Interest

    The Fund offers Class A, Class B, and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights, differences in per share dividend rates are generally due to differences in separate class expense. Class B shares automatically convert to Class A shares at the beginning of the eighth year.



(3) Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates

    FCNIMCO is the investment advisor pursuant to the Advisory Agreement whereby FCNIMCO has agreed to provide the day-to-day management of each of the Fund's investments. For its advisory services to Pegasus, FCNIMCO is is entitled to a fee, computed daily and payable monthly.

    The Trust has a Co-Administration Agreement with NBD Bank, FCNIMCO, and BISYS Fund Services (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in all aspects of the Fund's operations for an administration fee, at an annual rate of 0.15% of the Fund's average daily net assets.

    BISYS Fund Services (BISYS) serves as the Trust's principal underwriter and distributor of the Funds' shares.

    NBD Bank, an affiliate of FCNIMCO, also compensated for its services as Pegasus' custodian and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

                                PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

(4)   Investment Securities Transactions

The following summarizes the securities transactions entered into by the Fund, excluding short-term investments, for the three months ended March 31, 1997:

                                                         FEDERAL TAX
                             PURCHASES          SALES        COST
                             ---------          -----    -----------
Managed Assets Growth Fund  $1,522,482          $306     $ 2,189,415

At March 31, 1997, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                                                             NET UNREALIZED
                               UNREALIZED     UNREALIZED     APPRECIATION/
                              APPRECIATION   DEPRECIATION    (DEPRECIATION)
                              ------------   ------------    --------------
Managed Assets Growth Fund       $9,174        $(44,687)        $(35,513)

(5)  Expenses

Following is a summary of total expense rates charged payable to FCNIMCO for the period ended March 31, 1997.

                                Managed Assets
                                  Growth Fund
                                --------------
CLASS A SHARES
Expense Rate:                        1.20%

CLASS B SHARES
Expense Rate:                        1.95%

CLASS I SHARES
Expense Rate:                        0.95%

For the period ended March 31, 1997, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Fund to the extent that the Fund's expenses exceeded the following amounts (as a percentage of the Fund's average net assets):

                                Managed Assets
                                  Growth Fund
                                --------------
Class A Shares.................      1.25%
Class B Shares.................      2.00%
Class I Shares.................      0.95%

Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO and BISYS pursuant to the agreements described in Note 3 for the period ended March 31, 1997. The rates are stated as a percentage of the Fund's average net assets.

                                                         Managed Assets
           Effective Date                                  Growth Fund
           --------------                                --------------
FCNIMCO Advisory Fee:                                          0.65%

Amounts Paid:
   Advisory Fee to FCNIMCO................................   $2,206
   Administration Fee to FCNIMCO and BISYS................      510
   Other Fees to FCNIMCO..................................    2,526
   Expense Reimburesments by FCNIMCO......................   (8,613)

   The Fund's Class A shares and Class B shares have a Shareholder Services Plan (the"Plan") pursuant to which the Fund pay BISYS Fund Services (the "Distributor") a fee, at an annual rate of 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholders service agents which may include FCNIMCO, and its affiliates. For the period ended March 31, 1997 the Fund paid the folllowing amounts under the Plan to BISYS:

Managed Assets Growth Fund................................   $  261

   The Fund's Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Fund has agreed to pay the Distributor for advertising, marketing and distributing Class B Shares of the Fund at an annual rate of .75% of the average daily net assets of the Fund's outstanding Class B Shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO, and it's affiliates in respect of these services. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on redemptions of Class B shares depending on the number of years of such shares were held by the investor. For the period ended March 31, 1997, the Fund made the following payments under the 12b-1 Plan, all of which was retained by the Distributor.

                                       12b-1 Fees        CDSC Paid
                                       ----------        ---------
Managed Assets Growth Fund.........       $361              $0

(6)    Capital Share Transactions

Transactions in shares of the Fund are summarized below:

                                     Managed Assets Growth Fund
                        ----------------------------------------------------
                         For the period ended            December 17,1996
                            March 31, 1997             to December 31,1996
                        ----------------------        ----------------------
                           Amount      Shares            Amount       Shares
                           ------      ------            ------       ------
Class A Shares:
Shares Issued .......   $   764,856     74,732        $    75,494      7,476
Dividends Reinvested          3,690        364
Shares Redeemed .....        (1,962)      (190)
                        -----------    -------        -----------     ------
Net Increase ........   $   766,584     74,906        $    75,494      7,476
                        ===========    =======        ===========     ======
Class B Shares:
Shares Issued .......   $   735,435     72,468        $    16,600      1,659
Dividends Reinvested          2,982        297
Shares Redeemed .....
                        -----------    -------        -----------     ------
Net Increase ........   $   738,417     72,765        $    16,600      1,659
                        ===========    =======        ===========     ======
Class I Shares:
Shares Issued .......   $    34,603      3,416        $   586,711     58,671
Dividends Reinvested
Shares Redeemed .....
                        -----------    -------        -----------     ------
Net Increase ........   $    34,603      3,416        $   586,711     58,671
                        ===========    =======        ===========     ======
Net Increase in Fund    $ 1,539,604    151,087        $   678,805     52,854
                        ===========    =======        ===========     ======

Pegasus Funds
Financial Highlights

The Financial Highlights present a per share analysis of how the Fund's net assets values have changed during the periods presented. Additional quantitatvie measures expressed in ratio form analyze important relationships between certain items presented in financial statements. These financial highlights have been derived from the financial statements of the Fund and other information for the periods presented.

MANAGED ASSETS GROWTH FUND
                                    Class A Shares                Class B Shares                 Class I Shares
                           ------------------------------  ------------------------------ -------------------------------
                               For the                        For the                        For the
                            Period Ended      For the       Period Ended      For the      Period Ended      For the
                           March 31, 1997  Period Ended    March 31, 1997  Period Ended   March 31, 1997   Period Ended
                            (Unaudited)   Dec. 31, 1996(1)   (Unaudited)  Dec. 31, 1996(1)  (Unaudited)   Dec. 31, 1996(1)
                           -------------- ---------------- -------------- --------------- --------------  ---------------
Net asset value,
    beginning of
    period ...............    $    10.08      $   10.00      $     9.99      $   10.00      $    10.13      $    10.00
Income (Loss) from
investment
operations:
    Net investment income.          0.05             --            0.03             --            0.06              --
    Net realized and
        unrealized
        gains (losses)
        on investments....         (0.10)          0.08           (0.12)         (0.01)          (0.12)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Total from investment
    operations ...........         (0.05)          0.08           (0.09)         (0.01)          (0.06)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Less distributions:
    From net investment
        income ...........         (0.05)            --           (0.05)            --           (0.06)             --
    From realized gains ..            --             --              --             --              --              --
                              ----------      ---------      ----------      ---------      ----------      ----------
Total distributions ......         (0.05)            --           (0.05)            --           (0.06)             --
                              ----------      ---------      ----------      ---------      ----------      ----------
Net change in net
    asset value ..........         (0.11)          0.08           (0.13)         (0.01)          (0.12)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Net asset value,
    end of
    period ...............    $     9.97      $   10.08      $     9.86      $    9.99      $    10.01      $    10.13
                              ==========      =========      ==========      =========      ==========      ==========

Total Return (b) .........         (2.12%)(a)      0.80%(c)       (3.40%)(a)     (0.10%)(a)      (2.40%)(a)       1.30%(a)

Ratios/Supplemental Data
Net assets, end of
  period (in 000's).......    $      822      $      75      $      734      $      17      $      622      $      594
Ratio to average
net assets:
  Expenses ...............          1.20%(a)       1.20%(a)        1.95%(a)       1.95%(a)        0.95%(a)        0.95%(a)
  Net investment income ..          4.31%(a)      (0.45%)(a)       4.33%(a)      (1.20%)(a)       4.33%(a)        0.20%(a)
  Expenses without
    fee waivers/
    reimbursed expenses ..          1.71%(a)      (3.50%)(a)       2.46%(a)      (4.25%)(a)       1.46%(a)       (3.50%)(a)
Net investment income
    without fee
    waivers/reimbursed
    expenses .............          3.80%(a)      (2.75%)(a)       3.82%(a)      (3.50%)(a)       3.82%(a)       (2.50%)(a)
Portfolio turnover rate ..          0.00%          0.00%           0.00%          0.00%           0.00%           0.00%
Average commission rate ..    $     0.00      $    0.00      $     0.00      $    0.00      $     0.00      $     0.00

---------
(1) For the period December 18, 1996 (commencement of operations) through December 31, 1996.

(a) Annualized for periods less than one year for comparablility purposes. Actual annual values may be less than or greater than those shown.

(b) Total returns as presented do not include any applicable sales load or redemption charges.

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